UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-5038
                  --------------------------------------------

                           Clearwater Investment Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

  2000 Wells Fargo Place, 30 East 7th Street, Saint Paul, Minnesota 55101-4930
  ----------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Susanne S. Smith
                            Chief Compliance Officer
                           Fiduciary Counselling, Inc.
                   2000 Wells Fargo Place, 30 East 7th Street
                        Saint Paul, Minnesota 55101-4930
                     (Name and address of agent for service)

                                    Copy to:

                                 Steven G. Lentz
                               Faegre & Benson LLP
                             90 South Seventh Street
                             2200 Wells Fargo Center
                          Minneapolis, Minnesota 55402
                 ----------------------------------------------
                    (Name and address for agent for service)

               Registrant's telephone number, including area code:
                                  651-228-0935

                   Date of fiscal year end: December 31, 2008

                   Date of reporting period: December 31, 2008

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the Commission not later than 10 days after the transmission to stockholders of
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under the clearance requirements of 44 U.S.C. Section 3507.

                           CLEARWATER INVESTMENT TRUST

                              Financial Statements

                                December 31, 2008

     (With Report of Independent Registered Public Accounting Firm Thereon)

                     Letter to our shareholders (unaudited)

                                  February 2009

On December 31, 2008, the net asset value of the Clearwater Growth Fund was $18.60 per unit. The net asset value of the Clearwater Small Cap Fund was $10.39 per unit. On a total return basis for 2008, the Clearwater Growth Fund decreased by -37.5% versus the Russell 1000 decrease of -37.6%, while the Clearwater Small Cap Fund decreased by -37.4% versus the Russell 2000 Index decrease of -33.8%. For the fourth quarter, the Clearwater Growth Fund decreased by -22.2%, versus the Russell 1000 Index decrease of -22.5%, while the Clearwater Small Cap Fund decreased by -27.4% versus an decrease of -26.1% for the Russell 2000 Index.

On December 31, 2008 the net asset value of the Clearwater Tax-Exempt Bond Fund was $8.09 per unit. On a total return basis for 2008 the fund decreased -11.8% with a fourth quarter return of -7.5%. For comparative purposes, the Lehman 5-Year Municipal Bond Index increased 5.8% for the year with a 3.9% increase in the fourth quarter.

Parametric Portfolio Associates, the sub-advisor for the Clearwater Growth Fund, made the following comments:

The US equity market suffered its worst quarterly decline in 21 years with the S&P 500 Index losing 21.9% in the fourth quarter. Failure was imminent at many of the largest and oldest financial institutions in the US due to their exposure to mortgage-backed debt. On December 1, the National Bureau of Economic Research revealed that the US economy has been in a recession since December 2007, making it the fourth longest recession on record.

All economic sectors posted negative returns in the final quarter of 2008. Not surprisingly, the financial services sector was the hardest hit, down 36.9%, as the US government became the unintentional owner of troubled financial assets. Other poor performing sectors were cyclical materials, -30.8%, technology, -25.7%, and industrials, -23.9%, all sectors that are sensitive to changes in the overall economy. The top performing sectors were defensive, such as telecommunications, -1.4%, utilities, -10.9%, health care, -12.1%, and consumer staples, -12.8%, as investors favored stocks that can weather a slumping economy and slowing corporate profit growth. Growth stocks beat value stocks during the quarter (S&P 500/Citigroup Growth Index, -20.2%; S&P 500/Citigroup Value Index, -23.8%), largely due to the lack of financials in the Growth Index. Mid- and small-cap stocks performed similarly to large-caps in a punishing quarter for all segments of the market (S&P MidCap 400 Index, -25.6%; S&P SmallCap 600 Index, -25.2%).

Stocks are now inexpensive by historical measures. But the events of the past year have little historical context. Whether the market collapse of 2008 proves to be another example of an asset bubble bursting, or instead marks a fundamental structural change in how credit markets operate, our broadly diversified, sector-neutral Tax Managed Core portfolios will provide a great opportunity to capture the next market leaders, while doing so in a tax efficient manner.

   Comparison of the Change in Value of a $10,000 Investment in the Clearwater
                     Growth Fund and the Russell 1000 Index*

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of future shares.

Total Return                               One Year      Five Year     Ten Year
--------------------------------------------------------------------------------
Growth Fund                                 -37.5%         -2.2%         -0.5%
Russell 1000                                -37.6%         -2.0%         -1.1%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                  Growth Fund     Russell 1000
                  12/31/1998        $10,000          $10,000
                  12/31/1999        $12,428          $12,091
                  12/31/2000        $12,176          $11,149
                  12/31/2001        $10,571          $ 9,761
                  12/31/2002        $ 8,215          $ 7,648
                  12/31/2003        $10,639          $ 9,934
                  12/31/2004        $11,867          $11,067
                  12/31/2005        $12,565          $11,760
                  12/31/2006        $14,420          $13,578
                  12/31/2007        $15,193          $14,362
                  12/31/2008        $ 9,501          $ 8,961

* The Russell 1000 Index is a capitalization-weighted total return index composed of the largest 1,000 U.S. companies.

The Clearwater Small Cap Fund is advised by two subadvisors: Kennedy Capital Management and Keeley Capital Management. For the year ended December 31, 2008, the return for the Fund as a whole was -37.4%. The weight of each subadvisor and their performance was:

                                  One Year Return        Weight
                   --------------------------------------------
                   Kennedy             -35.5               76%
                   Keeley              -43.0               24%

Kennedy Capital Management, one of the sub-advisors to the Clearwater Small Cap Fund, made the following comments about the market and their portion of the portfolio:

We have now closed out the most challenging year in our history. It has been a frustrating period for both Kennedy Capital Management and our clients, as our time-tested strategies did not enable us to sidestep the carnage in the global capital markets. While it may be salutary to view this difficult period in the rearview mirror, by no means should one interpret the switch to a new calendar as anything more than that. We remain enmeshed in a worsening global macroeconomic environment. Employment is unlikely to improve in the near term and home prices are not poised to move higher. Globally, government balance sheets will continue to worsen and safety nets will likely fray. In the "Current Perspective" section below, we more fully explore this situation and how it impacts the construction of the current Kennedy Core portfolio.

Although our Core strategy has not enabled us to outperform in 2008, years of successfully implementing such a strategy lends confidence to our steadfast approach. Some may view it as stubborn, but we simply see it as logical. Historically, markets have eventually rewarded those companies that combine advantaged business models with intelligent capital management.

One important tenet to our Core strategy is to invest in companies with limited Wall Street coverage. A key strength of Kennedy is using the knowledge base and size of our research team to uncover opportunities not yet found by other investors and Wall Street. Although we find that opportunity set to be too small to fully populate our portfolios, we still tend to over-weight stocks with fewer sell-side analysts covering them. In 2008, that was a headwind for the portfolio. Examining performance by number of analysts, we see that those with 1-5 analyst coverage underperformed those with 6-15 by more than 250 basis points. There are probably several factors explaining this, but it is likely that stocks with limited coverage tend to be more impacted by forced widespread selling.

The valuation opportunities in our portfolio remain plentiful. As compared to the Russell 2000(R), and to the previous quarter, our Core portfolio is attractively valued. When we combine these rudimentary statistics with our discipline of having constructed a portfolio that is highly focused on the strongest management teams and the businesses with the most attractive return on investment, we have exceptional confidence that we will out perform in the future.

Performance

Sectors that were significantly over-weighted versus the benchmark in 2008 were Materials & Processing, Technology and Utilities. Sectors that were significantly underweighted were Financial Services, Health Care, and Consumer Discretionary.

The areas of strongest relative performance in 2008 were Health Care, Consumer Staples, and Technology sectors of the Composite. The areas of weakest relative performance were within the Other Energy, Autos & Transportation, and Materials & Processing sectors of the Composite.

Current Perspective

We expect that we would not meet with too much resistance if we argued that the global economy has not yet bottomed. As described at the onset of this letter, there are several apparent areas of continuing weakness, including employment and housing. We will not be able to predict the bottom of this cycle. We can, however, work to position ourselves to both weather the storm and participate in the market recovery.

Our team is working diligently to find companies whose share prices too severely discount likely cash flows. Viewed from another angle, we are trying to find valuations that incorporate an irrational time span of depressed cash flow. At the same time, we remain comfortable allocating a portion of our portfolio into companies with persistent competitive advantage, secular tailwinds, and/or superior management teams.

Creditworthiness is an important topic to address in our perspective. While it is imperative to consider the soundness of a company's balance sheet, equity investors often over-react to the presence of debt. Relatively high debt to capitalization is worthy of a red flag, but it is far from the whole story. We need to understand the tenor of the debt, the interest rate, and the covenants. Many leveraged companies with cash-generative business models, low interest rates, and low capital intensity continue to generate solid free cash flows to equity holders. This is what we are ultimately working to forecast.

This is from our October 2008 investor letter:

      "While our near-term outlook is far from optimistic, we do believe we are progressing towards a bottom and a likely turnaround. We recognize that our expertise is not in precisely timing the upturn; therefore, we remain well-diversified across industries; however, you will find that we will likely have a paucity of ideas in sectors that directly rely on a consumer rebound."

Of course, we continue to progress towards a bottom. Although we still have very few ideas that rely on a consumer rebound, we are working hard to find the well managed companies whose share prices overly discount the plight of the consumer.

These difficult times will fade before long. The market will price in the recovery well before it is evidenced by economic statistics. In fact, we have already had some bouts of market anticipation of economic recovery. There will inevitably be fits and starts as intra-quarter perception crashes into quarter-end earnings and forecasts.

Portfolio Construction and Outlook

Our Financial Services weighting rose appreciably in Q4 '08. Despite a 414 basis point increase in our allocation, we remain substantially underweight the sector (-600 bps). Our increased holdings in the reinsurance area comprised a large portion of our increased exposure. We have become incrementally more comfortable that certain reinsurance companies have bolstered their balance sheets and are experiencing a strengthening underwriting environment.

Our Materials & Processing weighting has fallen sharply in the latest quarter, as we became increasingly concerned that valuations were not appropriately capturing the likely length and depth of the global industrial weakness.

Our Technology weighting remains high - rising from 16.09% to 17.80% of the portfolio -- but includes a heavy defense orientation, including such stocks as Viasat Inc., CACI International Inc., and Anaren Inc.

We continue our commitment to managing well-diversified portfolios on behalf of our clients, with approximately 90-115 positions representing a broad array of growth and value. We believe the Clearwater portfolio exhibits excellent risk-return characteristics overall, characterized by expected long-term earnings growth rates commensurate with the benchmark, but with superior valuations. Based on several metrics, including Price to Book, Price to Sales and Price to Forward Earnings ratios, the portfolio exhibits an increasingly attractive valuation profile, which we believe will serve Clearwater well in months and years to come.

Keeley Capital Management: the other sub-advisor to the Clearwater Small Cap Fund, made the following comments:

Market Overview

Investors endured one of the harshest periods on record during the fourth quarter. These severe declines in the equity markets made the full year 2008 finish with the worst annual market performance since the 1930s. The United States and many other countries are caught in the grip of a deep recession which began over one year ago and worsened in the last four months of the year.

A host of problems plagued the stock market throughout the year starting with an unprecedented credit crisis, severe traumas to the housing and energy markets and a succession of bailout and rescue maneuvers that will likely alter the financial landscape for decades to come. At this time, the U.S. economy is operating in an environment of extreme consumer and business caution which is keeping spending and, in turn, the economy in a serious recession. In response, the government is taking aggressive action to facilitate a turnaround in the economy. For instance, in December the Federal Reserve dropped the Fed Funds rate to 25 basis points and will allow this rate to float between zero and .25. In addition, the Fed announced that they will "employ all available tools...to preserve price stability". Notable here are the lending programs and mortgage support initiatives which have already begun to drive mortgages rates lower in recent weeks. In addition, a major stimulus package will likely be enacted. This stimulus is in addition to the TARP plan which has been primarily used to inject capital into our banking system. Clearly the Fed is being much more aggressive than the Bank of Japan following Japan's "bubble bust' as well as more proactive than during the United States Depression years.

Given this backdrop, much of the pressure that the market and our portfolios experienced toward the end of the 3rd quarter spilled over into the 4th quarter. The credit crisis provoked a massive deleveraging in the financial system initiated by hedge fund liquidations in response to an unprecedented (sometimes 40:1) amount of leverage. Panic and poor performance eventually led to hedge fund client redemptions - exacerbating the selling pressure of the stocks within their portfolios. Unfortunately, hedge funds found many of our positions to be attractive, specifically stocks in the industrial, energy, and materials sectors. While these sectors led the market higher for much of the past few years, the recent forced selling via hedge fund redemptions made the sell-off in these areas much more severe than the fundamentals would suggest. Unfortunately, very little attention is being paid to this fundamental data, as panic and uncertainty engulfed the market.

In emotional markets such as these it is imperative to stick to our discipline of continually monitoring the fundamental health of the companies that we hold. To that end, we have been generally pleased with these fundamental results as we have evaluated quarterly earnings reported over the past months. Overall, the majority of our stocks posted positive earnings - validating our belief that many of our companies continue to possess strong fundamentals and a solid long-term growth story. However, we do understand that global growth has been downsized dramatically and the lack of long-term visibility by management was apparent during several of our conference calls. Many of our companies are bracing for a difficult short-term environment. While that may sound pessimistic, we believe the market has already priced in much of this negativity and companies are trading at valuations we have not seen since the 1973-1974 bear market. There is currently an abundance of opportunities, and we plan on patiently taking advantage.

Sector Weightings

Since inception of the portfolio, we have favored companies in the energy and industrial sectors while underweighting the portfolio in financial services related companies. This sector emphasis served the portfolio very well in recent years--up until the beginning of the third quarter. A hallmark of severe downturns in the stock market is that ultimately all of the sectors that had been leading the market endure a sharp correction. The energy and industrial sectors had been the leadership sectors for the past three years. However, in the third quarter these sectors began a very sudden and steep sell-off which continued into the fourth quarter. At the same time the financial services sector-- which had been among the weakest groups in recent years, staged a rally in the third quarter and remained stronger than the broader market in the fourth quarter. These abrupt sector reversals are the primary reason that the portfolio underperformed the benchmark during the second half of the year.

Outlook

We believe the economy will show positive sequential performance starting with the second quarter of 2009. At that time, we expect that the market will begin to show positive gains as well. Additionally, despite the near-term uncertainty surrounding many of these companies, we continue to believe the fundamentals of our positions in the energy, industrial, and materials sectors are more compelling than most, especially the financial sector. Although the performance of many financial stocks has held up better than the broad market, especially late in the 3rd quarter, we can find very few compelling reasons to own the majority of these stocks. Government involvement has placed even more doubt around this sector which already lacked any true fundamental transparency. These events were disappointing to us as we believe our assessment of the situation has been accurate and consistent with our discipline of avoiding value traps and focusing on companies that we can understand. We remain committed to our fundamental belief that our current portfolio over-weights are correct.

While we will opportunistically identify attractive situations within the financial sector, we cannot feel comfortable with the majority of these names until the credit cycle is corrected and government intervention is circumvented. With that said, we are beginning to find opportunities among some property & casualty stocks, which we hope can gain market share at the expense of companies such as AIG. Likewise, we have become more constructive on select health care companies as some restructuring and spin-offs have developed in the manufacturing and distribution areas of that sector.

During periods of uncertainty, fundamentals are often ignored due to emotion and distress, but we continue to focus on companies that possess sound fundamentals and strong balance sheets. Strong cash flow is and always has been a key component of our fundamental analysis. We believe these characteristics will carry our companies through this environment and eventually allow them to capture market share by making strategic acquisitions or benefiting from the less stable. Fortunately, opportunities are plentiful and we will take advantage of the volatility and lack of confidence that is encompassing the markets on a day-to-day basis. Remember, we are trying to identify stocks that we can hold for the next 3-5 years. At times like this our buy and hold methodology will face challenges, but we are not trying to pick the bottom of this market nor do we need to. Valuations at present levels are attractive and the growth potential of our companies over a long-term perspective is extremely compelling.

Clearly, what we face today in our financial markets is unique and in many ways unparalleled in our history. However, in turbulent times we point to our experience in the investment business and the many lessons learned during that time period. Experience has taught us that despite how the markets perform on a day-to-day basis, companies with strong fundamentals will prevail in the long-term. We believe the experience of our investment research team and the repeatability of our unique corporate restructuring process gives us a distinct advantage over our peers and passive benchmarks over the long-term.

The current environment will continue to present road blocks and challenges. We have the utmost confidence in our investment process and our ability to identify opportunities that will prosper once a sense of normalcy and stability returns to the financial markets. This will not be easy and it will take time. However, while the short-term outlook may be unclear, we believe that long-term investors face a fantastic opportunity to benefit from the compelling valuations that are offered right now.

        Comparison of the Change in Value of a $10,000 Investment in the Clearwater Small Cap Fund and the Russell 2000 Index*

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of future shares.

         Total Return             One Year      Five Year     Ten Year
         --------------------------------------------------------------
         Small Cap Fund            -37.4%          0.0%         8.5%
         Russell 2000              -33.8%         -0.9%         3.0%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Small Cap Fund   Russell 2000
                    12/31/1998       $10,000         $10,000
                    12/31/1999       $12,730         $12,126
                    12/31/2000       $14,091         $11,759
                    12/31/2001       $15,966         $12,052
                    12/31/2002       $14,327         $ 9,583
                    12/31/2003       $22,732         $14,111
                    12/31/2004       $27,482         $16,698
                    12/31/2005       $30,022         $17,458
                    12/31/2006       $35,144         $20,661
                    12/31/2007       $36,244         $20,342
                    12/31/2008       $22,693         $13,467

* The Russell 2000 Index is a capitalization-weighted total return index of the 2,000 smallest companies in the Russell 3000 Index.

SIT Investment Associates: the sub-advisor for the Clearwater Tax-Exempt Bond Fund, made the following comments:

2008 was one of the most volatile years on record for the fixed income markets. The first half of the year was difficult (downgrades of bond insurers, failures of auction-rate securities, and the collapse of Bear Stearns), continuing the weakness from the liquidity crisis that began in July 2007. Fixed income markets really soured after Labor Day, however, as first FNMA and FHLMC had to be rescued, Lehman failed, AIG was rescued, and many banks and brokers merged, received capital infusions from the federal government, or both. U.S. Treasuries were the only strong performers during this period.

The Federal Reserve applied aggressive actions throughout the year, lowering the federal funds rate from 4.25% at the beginning of the year to near zero by December. In addition, the Fed used many other means to pump liquidity into fixed income markets. Investor fears resulted in a flight to quality, with only U.S. Treasuries and agencies, as well as mortgage-backed securities backed by agencies, producing positive returns. Returns for both corporate and tax-exempt indices were generally negative, with only the very shortest maturities providing positive returns.

The U.S. Treasury and municipal yield curves steepened considerably during the year. Long-term Treasury yields finished the year about 175 basis points lower, while short-term yields fell about 315 basis points. Long-term municipal yields actually increased about 150 basis points during 2008, while short-term yields fell close to 100 basis points. Heavy issuance in the government markets continued, but issuance slowed considerably in the corporate and tax-exempt markets as the liquidity crisis worsened. Deleveraging by hedge funds and remarketing of short-term variable or auction-rate debt into long-term fixed rate debt were the primary drivers in forcing tax-exempt yields higher.

Ratios of tax-exempt yields to Treasuries reached unprecedented levels in 2008, rising from their normal level of 85-90% of Treasuries to more than 200% in some cases. This phenomenon is un-sustainable, and will likely be brought closer to historic norms by both a rise in Treasury yields and a fall in tax-exempt yields during 2009. With a recession gripping the domestic economy, the Fed is likely to continue to be accommodative in 2009. Furthermore, fiscal stimulus from the Obama administration will have a significant impact on fixed income markets in 2009 and beyond. Returns in fixed income markets, except for U.S. Treasuries, are likely to be bumpy but positive as the Fed's accommodative policies and the federal government's fiscal stimulus take hold.

The recent trend of revenue bonds underperforming general obligation bonds remained intact during 2008, shorter duration outperformed longer duration, and higher quality issues outperformed those of lower credit quality, as investors favored high quality and certainty in bond structures over yield. We expect revenue bonds to be strong performers in 2009, however, as the Fed's accommodative policies and the Obama administration's fiscal stimulus should help allay liquidity concerns in the market, and investor focus returns to yield.

General obligation bond performance should weaken on a relative basis, however, as many cities, counties and states may experience revenue shortfalls with the economy in recession and continued weakness in the housing sector. In addition, potential problems funding retirement pension and healthcare obligations still persist. The Fund's performance, with its heavy emphasis on revenue bonds, was very weak on an absolute basis due to the sectors and structures in which it was invested, its longer duration, and its use of non-rated revenue bonds, whose spreads widened considerably with the flight to quality in the municipal market. Non-rated and rated revenue bonds significantly enhance total return performance in periods of stable or rising interest rates, but often underperform in an environment of rapidly falling Treasury rates, which is what the market and the Fund experienced in 2008.

The economy officially dipped into recession in December 2007, and has continued to get progressively weaker. We expect the recession to continue through the first half of 2009, with slightly positive growth in the second half of 2009, as the Fed's accommodative policies and the federal government's proposed stimulus plan take effect. With the housing and subprime mortgage mess still unwinding and unemployment reaching levels not seen in decades, interest rates are likely to be volatile over the first half of the year. The Treasury yield curve should remain relatively steep, with yields rising across the curve, while the tax-exempt curve grows somewhat flatter, with long-term municipal yields falling.

Given that the Fed is done with its easing, we lengthened the Fund's average life duration, a measure of the Fund's sensitivity to changes in interest rates, from 4.6 to 5.6 years during the year, accompanied by a meaningful increase in yield. For comparison, the Fund's benchmark, the Lehman 5-Year Municipal Bond Fund Index, had duration of 4.1 years at December 31, 2008. The Fund's longer duration and its use of non-rated bonds have positioned it opportunistically for the economic and interest rate environment that we expect in 2009. The Fund's strong yield (its 12-month distribution rate improved to 4.80% at December 31) should continue to produce high tax-exempt income for its shareholders in the current and expected market environment. Investment of new cash flows will be focused on maturities in the 5-25 year range.

   Comparison of the Change in Value of a $10,000 Investment in the Clearwater Tax-Exempt Bond Fund and the Lehman Brothers 5-Year Municipal Bond Fund Index*

Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that you would pay on fund distributions or the redemption of future shares.

  Total Return                 One Year      Five Year    Inception 1/14/2000
  ---------------------------------------------------------------------------
  Tax-Exempt Bond Fund          -11.8%          0.3%            3.1%
  Lehman 5 Yr Muni                5.8%          3.6%            5.1%

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                  Tax-Exempt Bond Fund   Lehman 5-Year Municipal Bond Index
     1/14/2000           $10,000                     $10,000
     12/31/2000          $10,890                     $10,772
     12/31/2001          $11,549                     $11,441
     12/31/2002          $12,370                     $12,502
     12/31/2003          $12,882                     $13,017
     12/31/2004          $13,406                     $13,372
     12/31/2005          $14,017                     $13,499
     12/31/2006          $14,765                     $13,949
     12/31/2007          $14,858                     $14,665
     12/31/2008          $13,102                     $15,514

* The Lehman Brothers 5- year Municipal Bond Index consists of issues with a maturity of 4-6 years, a minimum credit rating of at least Baa, have been issued as a part of a deal of over $50 million, and have been issued within the last 5 years.

Clearwater Investment Trust                  Clearwater Management Company
---------------------------                  -----------------------------
G. H. Weyerhaeuser, Jr., President and CEO   P. W. Pascoe, Chairman and Treasurer
L. R. Jones                                  W. T. Weyerhaeuser, V.P. and Secretary
C. W. Rasmussen                              S. B. Carr, Jr.
L. Rasmussen                                 W. J. Driscoll
F. T. Weyerhaeuser                           E. D. Hlavka
J. H. Weyerhaeuser                           C. W. Morley
                                             F. W. Piasecki
                                             D. C. Titcomb

Shareholder Expense Example (Unaudited)

As a shareholder of the Funds, you incur costs, including management fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Clearwater Funds and funds offered by other organizations. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the second section of the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of the Clearwater Funds to funds that charge transaction costs and/or sales charges or redemption fees.

                                                                         Expenses Paid
                                                     Ending Account   During the Period*
                                 Beginning Account       Value        July 1, 2008 thru
                                      Value           December 31,       December 31,
Actual                             July 1, 2008           2008               2008
-----------------------------------------------------------------------------------------
Growth Fund                          $1,000.00          $ 705.40            $1.20
Small Cap Fund                       $1,000.00          $ 660.10            $3.96
Tax-Exempt Bond Fund                 $1,000.00          $ 883.20            $1.70

Hypothetical (5% return before
expenses)
Growth Fund                          $1,000.00          $1,025.14           $1.43
Small Cap Fund                       $1,000.00          $1,025.14           $4.84
Tax-Exempt Bond Fund                 $1,000.00          $1,025.14           $1.83

*Expenses are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios are as follows:

   Growth Fund                  0.28%
   Small Cap Fund               0.95%
   Tax-Exempt Bond Fund         0.36%

Quarterly Portfolio Schedule of Investments

The Funds file a complete schedule of their portfolio holdings as of the close of the first and third quarters of their fiscal years with the SEC on Form N-Q. Shareholders may request copies of Form N-Q free of charge by calling the Transfer Agent toll free at 1-888-228-0935 or by sending a written request to:
Fiduciary Counselling, Inc, 30 East 7th Street, Suite 2000, St. Paul, MN 55101
Attn: Clearwater Investment Trust Transfer Agent. These filings are also available on the SEC's Internet site at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information about the public reference room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

The funds have established Proxy Voting Policies and Procedure ("Policies") that the funds use to determine how to vote proxies relating to portfolio securities. They also report, on Form N-PX, how the Funds voted any such proxies during the most recent 12-month period ended June 30. Shareholders may request copies of the Policies or Form N-PX free of charge by calling the Transfer Agent toll free at 1-888-228-0935 or by sending a written request to: Fiduciary Counselling, Inc, 30 East 7th Street, Suite 2000, St. Paul, MN 55101 Attn: Clearwater Investment Trust Transfer Agent. Form N-PX is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

                         EXECUTIVE OFFICERS AND TRUSTEES

Information About the Independent Trustees

----------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                          Term of                                 Portfolios in
                                          Office and         Principal            the Fund        Other
                         Positions        Length of          Occupation(s)        Complex         Directorships
Name, Address            Held with the    Time               During the Last      Overseen by     Held by the
and Age                  Funds            Served             5 Years              the Trustee     Trustee
----------------------------------------------------------------------------------------------------------------
Lucy R. Jones (67)       Trustee          Tenure: 9 yrs      Private Investor           3         None
30 East 7th Street,                       Term:
Saint Paul, Minnesota                     Indefinite
55101

----------------------------------------------------------------------------------------------------------------
Charles W. Rasmussen     Trustee          Tenure: 9 yrs      President and Chief        3         None
(42)(1)                                   Term:              Executive Officer,
30 East 7th Street,                       Indefinite         P&G Manufacturing,
Saint Paul, Minnesota                                        Inc. (air
55101                                                        filtration
                                                             equipment,
                                                             2002-Present)

----------------------------------------------------------------------------------------------------------------
Laura E. Rasmussen       Trustee          Tenure: 9 yrs      Business Owner             3         None
(45)(1)                                   Term:
30 East 7th Street,                       Indefinite
Saint Paul, Minnesota
55101
----------------------------------------------------------------------------------------------------------------
Justin H. Weyerhaeuser   Trustee          Tenure: 1 yr       Private Investor           3         None
(35)
30 East 7th Street,                       Term:
Saint Paul, Minnesota                     Indefinite
55101
----------------------------------------------------------------------------------------------------------------

(1) Mr. Rasmussen and Ms. Rasmussen are spouses-in-law, and are nieces or nephews of Mr. Frederick T. Weyerhaeuser (see below).

Information about the Funds' Executive Officers and Interested Trustees

----------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                  Portfolios in
                                                                                  the Fund
                                          Term of            Principal            Complex         Other
Name,                    Positions        Office and         Occupation(s)        Overseen        Directorships
Address and              Held with        Length of          During the Last      by the          Held by the
Age                      the Funds        Time Served        5 Years              Trustee         Trustee
----------------------------------------------------------------------------------------------------------------
Frederick T.             Trustee, Vice    As Trustee;        Private Investor           3         Potlatch
Weyerhaeuser (77)*       President and    Tenure: 21 yrs                                          Corporation
30 East 7th Street,      Secretary        Term: Indefinite                                        (1960-2003)
Saint Paul,
Minnesota 55101                           As Officer;
                                          Tenure: 21 yrs
                                          Term:
                                          Reappointed
                                          Annually
----------------------------------------------------------------------------------------------------------------
George H.                Trustee,         As Trustee:        Senior Vice                3         None
Weyerhaeuser Jr.         Chairman,        Tenure: 2 yrs      President,
(55)**                   Chief            Term:              Technology,
30 East 7th Street,      Executive        Indefinite         Weyerhaeuser
Saint Paul,              Officer and                         Company (1998 -
Minnesota 55101          Treasurer        As Officer:        2006)
                                          Tenure: 2 yrs
                                          Term:              Director,
                                          Reappointed        Clearwater
                                          Annually           Management Company
                                                             (1987 - 2006)

                                                             Member,
                                                             Advisory Board,
                                                             Pictet Advisory
                                                             Overseas Services
                                                             Ltd (2009-Present)

----------------------------------------------------------------------------------------------------------------
Susanne S. Smith         Chief            Tenure:  October   Clearwater                N/A        N/A
(49)                     Compliance       2004 - June        Management
30 East 7th Street,      Officer          2006; December     Company, Inc:
Saint Paul,                               2007 - Present     Chief Compliance
Minnesota 55101                           Term:              Officer, 10-04 to
                                          Reappointed        6-06, and 12-07 to
                                                             Present; Fiduciary
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                          Annually           Counselling, Inc.:
                                                             Chief Compliance
                                                             Officer, 10-04- to
                                                             6-06, and 12-07 to
                                                             Present;
                                                             Secretary, 12-07
                                                             to Present; Senior
                                                             Compliance and Tax
                                                             Analyst, 6-06 to
                                                             12-2007; Manager,
                                                             Tax Compliance,
                                                             1987 to 6-06.
----------------------------------------------------------------------------------------------------------------

* Mr. F.T. Weyerhaeuser is an interested trustee due to his daughter's position as a director of Clearwater Management Company, the Funds' investment manager.

**Mr. G.H. Weyerhaeuser Jr. is an interested trustee due to his positions as the Funds' CEO and Treasurer.

Additional information about the Fund Directors is available in the Fund's Statement of Additional Information (SAI). The SAI is available, without charge, upon request, by contacting the transfer agent at (888) 228-0935 or writing the funds at 2000 Wells Fargo Place, 30 East 7th Street, St. Paul, Minnesota 55101-4930. The funds do not have an Internet Web site.

Board Approval of the Investment Advisory Agreement and Subadvisory Contracts (Unaudited)

Clearwater Management Company
-----------------------------

Clearwater Management Company (CMC) is responsible for managing the investment programs and strategies for the Growth Fund, Small Cap Fund and Tax-Exempt Bond Fund. The Trustees agreed to retain CMC under the terms of the investment advisory agreement dated March 1, 1998. The agreement will continue for one year and is renewable for successive one-year periods.

The Trustees discussed the materials presented throughout the year and those presented during the meeting in connection with the annual advisory agreement renewal with Clearwater Management Co. Inc. (CMC). The board based its decision on the information contained in the materials presented. The Trustees considered the factors discussed below among others. No single factor determined whether or not the agreement would be renewed but rather the totality of factors considered was determinative.

Nature, Extent and Quality of Services Provided
-----------------------------------------------

The Trustees considered the nature and quality of the services provided by CMC since 1987. The Trustees considered the quality of the due diligence work that CMC performs on the sub-advisers and noted the good reputation that the CMC board has with the shareholder base. They also noted their approval of the various ideas for enhancements and adjustments to the funds made by CMC. The Trustees considered reports presented to them which demonstrate CMC's compliance with both its and the fund's compliance policies and procedures and Codes of Ethics. Based on their analysis of the data presented, the Trustees concluded that they were pleased with the nature and quality of the service provided.

Investment Performance
----------------------

The Trustees considered the work performed by CMC in monitoring the investment performance of the various sub-advisers. They noted their approval of the investment performance of the funds compared to other funds with similar objectives. The Trustees concluded that they were pleased with the services that CMC provided regarding the investment performance of the funds.

Cost of Services
----------------

The Trustees reviewed the fees paid to CMC. They noted their appreciation that CMC has negotiated the best deal possible with the sub-advisers regarding their fees. They were also pleased with CMC's willingness to limit their profitability through voluntary fee reductions, including the most recent waiver effective July 1, 2008. It was also noted that CMC charges a fixed fee which results in fewer cost fluctuations and willingly pays certain expenses that are normally borne by the shareholders, namely the Fidelity transaction fee. The Trustees concluded that they were pleased with the cost of services paid to CMC, noting that the fee is very reasonable for the services provided.

Parametric Portfolio Associates
-------------------------------

Parametric Portfolio Associates (Parametric) is responsible for managing the investment program and strategies for the Growth Fund. The Trustees agreed to retain Parametric under the terms of the subadvisory contract dated September 20, 2001. The agreement will continue for one year and is renewable for successive one-year periods.

The Trustees considered the materials presented throughout the year and based their decision on that information, including the most recent evaluation of Parametric's investment staff, portfolio management process and fund performance. The Trustees considered the factors discussed below among others. No single factor determined whether or not the agreement would be renewed but rather the totality of factors considered was determinative.

Nature, Extent and Quality of Services Provided
-----------------------------------------------

The trustees considered the depth and experience of the Parametric organization. Parametric was founded in 1987 and currently has assets under management of $20.0 billion and employs a team of thirty-one investment professionals. They specialize in index-based and structured equity strategies and are considered the industry leader in tax-efficient portfolio management. Parametric uses a quantitative, technology driven process that can be highly automated. Parametric has been managing the Growth Fund since 1997 and has had four ownership changes during this timeframe. Brian Langstraat is the Chief Executive Officer and he has been with Parametric since 1990. Brook Beresh manages the portfolio. The investment objective of the Clearwater Growth Fund is to achieve long-term, broad, diversified exposure to the U.S. equity market in a tax-efficient and low cost manner. The portfolio targets the Russell 1000 index. The trustees also considered reports presented to them which demonstrate Parametric's compliance with both its and the fund's compliance polices and procedures and codes of ethics. Based on their analysis of the data presented, the trustees concluded that they were pleased with the nature and quality of the services provided.

Investment Performance
----------------------

The trustees considered the fund's performance in the short and intermediate terms as well as since inception. They compared the fund's performance to relevant benchmarks and peer groups and noted that the returns have met expectations in recent years. They paid particular attention to the performance reports prepared for their consideration by the fund's transfer agent and shareholder service provider that demonstrated consistent performance relative to the benchmark and noted that the tax efficiency targets have been met or exceeded. It was noted that the tracking error has been significantly below the upper limit of 1.5% and is currently at 0.4%.

Cost of Services
----------------

The trustees made a comparative analysis of the fund's subadvisory fee relative to similar funds as well as other institutional investment accounts. The trustees noted that management fees charged by most advisers directly managing a fund's portfolio (i.e. not via hiring a subadviser to manage the portfolio) also covers significant administrative services not required of Parametric. Parametric charges a fee based on assets under management on a sliding scale ranging from 45 basis points on the first $1 million under management to 10 basis points on assets in excess of $75 million. It was noted that trading costs are exceptionally low as is typical for a tax-managed account. The management expense as a percentage of average assets under management in 2008, the time period examined by the trustees, was 15 basis points or 0.15%. The trustees relied on presentations by the fund's transfer agent and shareholder servicing provider comparing Parametric's management fee to its relevant peer groups both within the investment company universe and within the institutional investor universe in general. Such presentations relied on reports published by Morningstar. This analysis led the trustees to determine that the fees charged to the fund were fair and reasonable in light of the high quality services tailored specifically to the fund's circumstances. Additionally, the trustees relied, in making their decision, on Parametric's representation that the fee charged is less than a new client would pay. The trustees also noted that the fee charged by Parametric when combined with all other fund expenses resulted in an overall expense ratio to the fund of .28% of average net assets versus the industry average for large cap domestic funds of 1.00% according to fund analysis company Morningstar, Inc.

Management Profitability
------------------------

The trustees did not consider the profitability of Parametric resulting from its relationship with the fund. The fund's situation is different from that where the portfolio is managed by the sole adviser, which established, promotes and markets the fund as a method of increasing its assets under management and, therefore, its profitability. Parametric is an independent firm and the advisory fee charged is the result of arm's length bargaining between Parametric and the fund's adviser under the supervision of the trustees.

Economies of Scale
------------------

The trustees considered whether the fund could enjoy economies of scale as it grows as a result of Parametric realizing economies of scale. Due to the quantitative, technology-driven service that can be highly automated, it was determined that there is no natural limit to the assets that they could manage under this approach. Also, since the current fee charged by Parametric (.15%) is lower than their general fee schedule (.20%), there are no benefits to be seen regarding reducing fees. Based on the above, the trustees determined that further economies of scale resulting from the relationship with Parametric were not a consideration in that the fee is already low.

Kennedy Capital Management
--------------------------

Kennedy Capital Management (Kennedy) is responsible for managing a portion of the investment program and strategies for the Small Cap Fund. The Trustees agreed to retain Kennedy under the terms of the subadvisory contract dated April 16, 1999. The agreement will continue for one year and is renewable for successive one-year periods.

The Trustees considered the materials presented throughout the year and based their decision on that information, including the most recent evaluation of Kennedy's investment staff, portfolio management process and fund performance. The Trustees considered the factors discussed below among others. No single factor determined whether or not the agreement would be renewed but rather the totality of factors considered was determinative.

Nature, Extent and Quality of Services Provided
-----------------------------------------------

The trustees considered the depth, experience and organizational stability of the Kennedy Capital organization. Kennedy has been managing investment portfolios since 1980 with total assets under management of $2.5 billion and employs a team of twenty-eight investment professionals, including 16 analysts. They provide active small cap domestic security selection with 93% institutional and 7% high net worth clients. Kennedy has had a number of management changes over the years and is currently headed by Randy Kirkland, President and CEO. Donald Cobin, CFA, is the portfolio manager of the small cap portion and has 15 years of investment experience and has served previously as a portfolio manager, director of research, and analyst. Tim Hasara is the portfolio manager for the micro cap portion. Tim Hasara has 13 years of experience as an investment analyst and portfolio manager at Kennedy. Kennedy Capital is research-intensive and narrowly focused on small cap equities. Their process has evolved since they were originally hired to manage the fund in 1994 into a very sophisticated set of fundamental criteria that captures the contrarian philosophy of the firm's founders. This has resulted in long term investment returns well above both the fund's peers and its comparable indices. The trustees also considered reports presented to them which demonstrate Kennedy's compliance with both its and the fund's compliance polices and procedures and codes of ethics. Based on their analysis of the data presented, the trustees concluded that they were pleased with the nature and quality of the services provided.

Investment Performance
----------------------

The trustees considered the fund's performance in the short and intermediate terms as well as since inception. They compared the fund's performance to relevant benchmarks and peer groups and noted that the returns have not met expectations. They paid particular attention to the performance reports prepared for their considerations by the fund's transfer agent and shareholder service provider that demonstrated average to below average relative performance. The lack of significant excess returns is fairly recent, however. There is no indication of a lack of investment skill on the part of the manager. Trading continues to be a strength for Kennedy. Abel-Noser reports place their execution near the top of their peer group. Tax efficiency is not a high priority for Kennedy, but the portfolio manager does review the portfolio for tax-loss harvesting opportunities and strives to hold securities long enough to achieve long-term gain status. Due to their long-term exceptional pre-tax returns, the minimal attention to tax efficiency has not been a large drawback. The trustees concluded that they were satisfied with Kennedy Capital's long-term investment management performance.

Cost of Services
----------------

The trustees made a comparative analysis of the fund's subadvisory fee relative to similar small cap funds as well as other institutional investment accounts. The trustees noted that management fees charged by most advisers directly managing a fund's portfolio (i.e. not via hiring a subadviser to manage the portfolio) also cover significant administrative services not required of Kennedy. Kennedy charges a fee based on assets under management on a sliding scale ranging from 85 basis points on the first $50 million under management to 80 basis points on assets in excess of $50 million. The management expense as a percentage of average assets under management in 2008, the time period examined by the trustees, was 82 basis points or 0.82%. The trustees relied on presentations by the fund's transfer agent and shareholder servicing provider comparing Kennedy's management fee to its relevant peer groups both within the investment company universe and within the institutional investor universe in general. Such presentations relied upon reports published by Morningstar. This analysis led the trustees to determine that the fees charged to the fund were fair and reasonable in light of the high quality services provided. Additionally, the trustees relied, in making their decision, on Kennedy's representation that no client with a similar account was being charged a lesser fee. The trustees also noted that the fee charged by Kennedy when combined with all other fund expenses resulted in an overall expense ratio to the fund of 0.95% of average net assets versus the industry average for small cap domestic funds of 1.19% according to fund analysis company Morningstar, Inc.

Management Profitability
------------------------

The trustees did not consider the profitability of Kennedy resulting from its relationship with the fund. The fund's situation is different from that where the portfolio is managed by the sole adviser, which established, promotes and markets the fund as a method of increasing its assets under management and, therefore, its profitability. Kennedy is an independent firm and the advisory fee charged is the result of arm's length bargaining between Kennedy and the fund's adviser under the supervision of the trustees.

Economies of Scale
------------------

The trustees considered whether the fund could enjoy economies of scale as it grows as a result of Kennedy realizing economies of scale. They found that there was some room in the current fee schedule for Kennedy's fee, as a percentage of assets under management, to go down slightly as a growing asset base moves the overall percentage down from the current 82 basis points towards 80 basis points. The trustees determined that further economies of scale resulting from the relationship with Kennedy were not a major consideration given that the relationship is the result of arm's length bargaining, most of the economies of scale have already been realized and that the fee is already low-especially in light of the quality of service provided.

Keeley Asset Management
-----------------------

Keeley Asset Management (Keeley) is responsible for managing a portion of the investment program and strategies for the Small Cap Fund. The Trustees agreed to retain Keeley under the terms of the subadvisory contract dated August 1, 2006. The agreement will continue for two years and is renewable for successive one-year periods.

The Trustees considered the materials presented throughout the year and based their decision on that information, including the most recent evaluation of Keeley's investment staff, portfolio management process and fund performance. The Trustees considered the factors discussed below among others. No single factor determined whether or not the agreement would be renewed but rather the totality of factors considered was determinative.

Nature, Extent and Quality of Services Provided
-----------------------------------------------

The trustees considered the depth, experience and organizational stability of the Keeley Asset Management organization. Keeley has been managing investment portfolios since 1982 with total assets under management of $6.1 billion and employs a team of ten investment professionals. Keeley is headed by John L. Keeley, Jr., who is its President, and the fund's portfolio manager. Their investment strategy is to invest in small to mid cap companies undergoing internal corporate restructuring. This strategy is viewed as a complement to the diversified small cap portfolio that is managed by Kennedy Capital Management. Keeley favors industries with long product life cycles, avoiding technology and healthcare. A typical portfolio will contain 60-70 holdings with each holding representing no more than 2% of the portfolio. Cash positions range between 3-10% and the average portfolio turnover is approximately 33%. Keeley regularly re-balances the portfolio in order to reduce the holdings of appreciated stocks and to free cash for investment in underweighted securities. The trustees also considered reports presented to them which demonstrate Keeley's compliance with both its and the fund's compliance polices and procedures and codes of ethics. Based on their analysis of the data presented, the trustees concluded that they were pleased with the nature and quality of the services provided.

Investment Performance
----------------------

The trustees considered the subadviser's performance in the short period since inception. They compared the fund's performance to relevant benchmarks and peer groups. They paid particular attention to the performance reports prepared for their considerations by the fund's transfer agent and shareholder service provider. The trustees concluded that they were satisfied with Keeley's investment management performance to date but will continue to monitor closely due to the short-term history with Clearwater.

Cost of Services
----------------

The trustees made a comparative analysis of the fund's subadvisory fee relative to similar small cap funds as well as other institutional investment accounts. The trustees noted that management fees charged by most advisers directly managing a fund's portfolio (i.e. not via hiring a subadviser to manage the portfolio) also cover significant administrative services not required of Keeley. Keeley charges a fee based on assets under management on a sliding scale ranging from 100 basis points on the first $2 million under management to 70 basis points on assets in excess of $10 million. The trustees relied on presentations by the fund's transfer agent and shareholder servicing provider comparing Keeley's management fee to its relevant peer groups both within the investment company universe and within the institutional investor universe in general. Such presentations relied upon reports published by Morningstar. This analysis led the trustees to determine that the fees charged to the fund were fair and reasonable in light of the high quality services provided.

Management Profitability
------------------------

The trustees did not consider the profitability of Keeley resulting from its relationship with the fund. The fund's situation is different from that where the portfolio is managed by the sole adviser, which established, promotes and markets the fund as a method of increasing its assets under management and, therefore, its profitability. Keeley is an independent firm and the advisory fee charged is the result of arm's length bargaining between Keeley and the fund's adviser under the supervision of the trustees.

Economies of Scale
------------------

The trustees considered whether the fund could enjoy economies of scale as it grows as a result of Keeley realizing economies of scale. They found that there was some room in the current fee schedule for Keeley's fee, as a percentage of assets under management, to go down as a growing asset base moves the overall percentage.

Sit Fixed Income Advisers II
----------------------------

Sit Fixed Income Advisers II (Sit) is responsible for managing the investment program and strategies for the Tax-Exempt Bond Fund. The Trustees agreed to retain Sit under the terms of the subadvisory contract dated December 15, 1999. The agreement will continue for one year and is renewable for successive one-year periods.

The Trustees considered the materials presented throughout the year and based their decision on that information, including the most recent evaluation of Sit's investment staff, portfolio management process and fund performance. The Trustees considered the factors discussed below among others. No single factor determined whether or not the agreement would be renewed but rather the totality of factors considered was determinative.

Nature, Extent and Quality of Services Provided
-----------------------------------------------

The trustees considered the depth, experience and organizational stability of the Sit organization. Sit and its affiliates have been managing investment portfolios since 1981 with total assets under management of $6.60 billion and $5.0 billion in fixed income. Sit is a stable, well-capitalized organization and has had no ownership changes. Mr. Michael C. Brilley, President and Senior Fixed Income Officer and manager of the fund, has been in the investment management business for over 38 years and has been with Sit since 1984. Mr. Paul J. Jungquist, Vice President and Senior Fixed Income Portfolio Manager and Fixed Income Credit Analyst and co-manager of the fund has been with Sit since 1994. He specializes in non-rated securities. The portfolio managers adhere to a research-intensive and disciplined investment process which, historically, has resulted in sound investment returns at a level of volatility well below that of both the fund's peers and its comparison indices. The trustees also considered reports presented to them which demonstrate Sit's compliance with both its and the fund's compliance polices and procedures and codes of ethics. Based on their analysis of the data presented, the trustees concluded that they were pleased with the nature and quality of the services provided.

Investment Performance
----------------------

The trustees considered the fund's performance in the short and intermediate terms as well as since inception. They compared the fund's performance to relevant benchmarks and peer groups and noted that the combined risk-adjusted returns have historically met or exceeded expectations. The Fund's poor performance over the past two years can be attributed to market conditions, not to poor decisions on the part of the manager. Sit has continued to maintain their investment process, and the recent losses are expected to be only temporary. They paid particular attention to the performance reports prepared for their considerations by the fund's transfer agent and shareholder service provider that demonstrated solid relative and absolute performance.

Cost of Services
----------------

The trustees made a comparative analysis of the fund's subadvisory fee relative to similar tax-exempt bond funds as well as other institutional investment accounts. The trustees noted that management fees charged by most advisers directly managing a fund's portfolio (i.e. not via hiring a subadviser to manage the portfolio) also cover significant administrative services not required of Sit. Sit charges a fee based on assets under management on a sliding scale ranging from 40 basis points on the first $20 million under management to 20 basis points on assets in excess of $75 million. The management expense as a percentage of average assets under management in 2008, the time period examined by the trustees, was 22 basis points or 0.22%. The trustees relied on presentations by the fund's transfer agent and shareholder servicing provider comparing Sit's management fee to its relevant peer groups both within the investment company universe and within the institutional investor universe in general. Such presentations relied upon published reports from Morningstar. This analysis led the trustees to determine that the fees charged to the fund were fair and reasonable in light of the high quality services provided. Additionally, the trustees relied, in making their decision, on Sit's representation that no client with a similar account was being charged a lesser fee. The trustees also noted that the fee charged by Sit when combined with all other fund expenses resulted in an overall expense ratio to the fund of 0.36% of average net assets versus the industry average for tax exempt bond mutual funds of 0.72% according to fund analysis company Morningstar, Inc.

Management Profitability
------------------------

The trustees did not consider the profitability of Sit resulting from its relationship with the fund. The fund's situation is different from that where the portfolio is managed by the sole adviser, which established, promotes and markets the fund as a method of increasing its assets under management and, therefore, its profitability. Sit is an independent firm and the advisory fee charged is the result of arm's length bargaining between Sit and the fund's adviser under the supervision of the trustees.

Economies of Scale
------------------

The trustees considered whether the fund could enjoy economies of scale as it grows as a result of Sit realizing economies of scale. They found that there was some room in the current fee schedule for Sit's fee, as a percentage of assets under management, to go down as a growing asset base moves the overall percentage down from the current 22 basis points towards 20 basis points. The trustees determined that further economies of scale resulting from the relationship with Sit were not a major consideration given that the relationship is the result of arm's length bargaining, most of the economies of scale have already been realized and that the fee is already low-especially in light of the quality of service provided.

             Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Clearwater Investment Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Clearwater Growth Fund, Clearwater Small Cap Fund, and Clearwater Tax-Exempt Bond Fund (funds within Clearwater Investment Trust) (the Funds) as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clearwater Growth Fund, Clearwater Small Cap Fund, and Clearwater Tax-Exempt Bond Fund as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                                        /s/ KPMG LLP

Minneapolis, Minnesota
February 27, 2009

                           CLEARWATER INVESTMENT TRUST

                      Statements of Assets and Liabilities

                                December 31, 2008

                                                     Growth        Small Cap       Tax-Exempt
                                                      Fund           Fund          Bond Fund
                                                 -------------   -------------   -------------
                    Assets

Investments in securities, at fair value
   (identified cost: $189,802,855 Growth Fund;
   $164,466,965 Small Cap Fund; $444,539,532
   Tax-Exempt Bond Fund)                         $ 196,738,621     123,935,982     368,520,387
Cash in bank on demand deposit                              --         318,400              --
Receivable for securities sold                       4,768,278       2,422,263              --
Receivable for fund shares sold                        140,300              --              --
Accrued dividend and interest receivable, less
   the allowance for uncollectible interest
   of $575,025 (Tax-Exempt Bond Fund)                  442,191         140,752       5,674,104
                                                 -------------   -------------   -------------
      Total assets                                 202,089,390     126,817,397     374,194,491
                                                 -------------   -------------   -------------
                  Liabilities

Disbursements in excess of cash balances                    --              --             207
Payables for investment securities purchased         2,043,428       1,120,594         447,722
Payables for fund shares redeemed                    2,636,721       4,539,041       2,533,661
Accrued investment advisory fee                        146,365         311,637         364,928
                                                 -------------   -------------   -------------
      Total liabilities                              4,826,514       5,971,272       3,346,518
                                                 -------------   -------------   -------------
      Net assets                                 $ 197,262,876     120,846,125     370,847,973
                                                 =============   =============   =============
                    Capital

Capital stock and additional paid-in capital
   (authorized unlimited number of shares at
   no par value for each Fund: outstanding
   10,604,152; 11,633,098; and 45,835,014
   shares, respectively)                         $ 199,789,022     194,505,595     451,837,287
Undistributed net investment income                     52,082          12,224          24,490
Accumulated net realized loss                       (9,513,994)    (33,140,711)     (4,994,659)
Unrealized appreciation (depreciation) of
   investments                                       6,935,766     (40,530,983)    (76,019,145)
                                                 -------------   -------------   -------------
      Net assets                                 $ 197,262,876     120,846,125     370,847,973
                                                 =============   =============   =============
Net asset value per share of outstanding
   capital stock                                 $       18.60           10.39            8.09

See accompanying notes to financial statements.

                           CLEARWATER INVESTMENT TRUST

                            Statements of Operations

                          Year ended December 31, 2008

                                                           Growth        Small Cap      Tax-Exempt
                                                            Fund           Fund         Bond Fund
                                                       --------------   ------------   ------------
Investment income:
   Income:
      Dividends (net of foreign taxes withheld
         of $3,337, $684, and $0, respectively)        $    6,143,980      2,340,199      1,311,620
      Interest                                                 46,092        188,928     18,413,777
                                                       --------------   ------------   ------------
            Total income                                    6,190,072      2,529,127     19,725,397
                                                       --------------   ------------   ------------
   Expenses:
      Investment advisory fee                               1,265,420      2,664,003      2,194,532
      Voluntary fee reduction                                (478,048)      (766,999)      (860,754)
                                                       --------------   ------------   ------------
            Total net expenses                                787,372      1,897,004      1,333,778
                                                       --------------   ------------   ------------
            Net investment income                           5,402,700        632,123     18,391,619
                                                       --------------   ------------   ------------
Realized and unrealized gain (loss) on investments:
   Net realized gain (loss) on security transactions       (3,244,756)   (33,071,302)    (3,472,572)
   Unrealized appreciation (depreciation) during
      the period                                         (129,750,015)   (50,669,506)   (64,059,902)
                                                       --------------   ------------   ------------
            Net gain (loss) on investments               (132,994,771)   (83,740,808)   (67,532,474)
                                                       --------------   ------------   ------------
            Net decrease in net assets
               from operations                         $ (127,592,071)   (83,108,685)   (49,140,855)
                                                       ==============   ============   ============

See accompanying notes to financial statements.

                           CLEARWATER INVESTMENT TRUST

                       Statements of Changes in Net Assets

                     Years ended December 31, 2008 and 2007

                                                      Growth Fund                 Small Cap Fund           Tax-Exempt Bond Fund
                                              ---------------------------   --------------------------   -------------------------
                                                  2008            2007           2008          2007          2008          2007
                                              -------------   -----------   ------------   -----------   -----------   -----------
Operations:
   Net investment income (loss)               $   5,402,700     5,170,839        632,123       (12,960)   18,391,619    14,886,778
   Net realized gain (loss) on investments       (3,244,756)      136,985    (33,071,302)   34,784,802    (3,472,572)   (1,013,835)
   Unrealized appreciation (depreciation)
      during the period                        (129,750,015)   10,512,841    (50,669,506)  (26,981,490)  (64,059,902)  (12,377,821)
                                              -------------   -----------   ------------   -----------   -----------   -----------
         Net increase (decrease) in net
            assets from operations             (127,592,071)   15,820,665    (83,108,685)    7,790,352   (49,140,855)    1,495,122
                                              -------------   -----------   ------------   -----------   -----------   -----------
Distributions to shareholders from:
   Net investment income                         (5,407,889)   (5,154,945)      (619,899)           --   (18,367,129)  (14,920,314)
   Net realized gain on investments                      --            --             --   (35,634,818)           --            --
                                              -------------   -----------   ------------   -----------   -----------   -----------
            Total distributions to
               shareholders                      (5,407,889)   (5,154,945)      (619,899)  (35,634,818)  (18,367,129)  (14,920,314)
                                              -------------   -----------   ------------   -----------   -----------   -----------
Capital share transactions:
   Proceeds from shares sold                     44,225,789    31,313,700     70,802,034    15,529,100   171,622,315    66,006,758
   Reinvestment of distributions from net
      investment income and gain                  5,407,889     5,154,945        619,899    35,634,818    18,367,120    14,920,313
   Payments for shares redeemed                 (50,362,010)   (7,656,170)  (113,834,226)  (30,178,531)  (89,028,497)  (13,851,638)
                                              -------------   -----------   ------------   -----------   -----------   -----------
         Increase (decrease) in net assets
            from capital shares transactions       (728,332)   28,812,475    (42,412,292)   20,985,387   100,960,938    67,075,433
                                              -------------   -----------   ------------   -----------   -----------   -----------
            Total increase (decrease) in
               net assets                      (133,728,292)   39,478,195   (126,140,876)   (6,859,079)   33,452,954    53,650,241
Net assets:
   At the beginning of the year                 330,991,168   291,512,973    246,987,001   253,846,080   337,395,019   283,744,778
                                              -------------   -----------   ------------   -----------   -----------   -----------
   At the end of the year                     $ 197,262,876   330,991,168    120,846,125   246,987,001   370,847,973   337,395,019
                                              =============   ===========   ============   ===========   ===========   ===========
Undistributed net investment income (loss)    $      52,082        57,241         12,224            --        24,490        (4,179)

See accompanying notes to financial statements.

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                                December 31, 2008

(1)   Organization

      Clearwater Investment Trust (the Trust) was established on January 12, 1987 as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (as amended) as a diversified open end management investment company and presently includes three series of funds: Clearwater Growth Fund, Clearwater Small Cap Fund, and Clearwater Tax-Exempt Bond Fund (the Funds). The Trust's declaration of trust permits the Board of Trustees to create additional funds in the future. The investment objective of the Clearwater Growth and Small Cap Funds is long term capital growth. The investment objective of the Clearwater Tax-Exempt Bond Fund is high current income that is exempt from federal income tax, consistent with preservation of capital.

      The Clearwater Growth Fund is passively managed to track but not replicate the Russell 1000 Index (the Index), an unmanaged, capitalization weighted index of the largest 1000 public companies in the United States. The Fund is managed so that its holdings match the holdings of the Index as closely as possible while attempting to minimize the realization of taxable gains. This means that the Fund will not buy and sell securities to match changes in the composition of securities in the Index. Instead, the Fund's portfolio is adjusted periodically to reflect the holdings and weightings of the Index, but only after consideration of the Fund's policy to minimize realization of taxable gains.

      The Clearwater Small Cap Fund invests primarily in equity securities of issuers with market capitalizations, at the time of investment, no greater than the range of capitalizations of the companies included in the Russell 2000 Index, an unmanaged, capitalization weighted index of the largest 3000 public companies in the United States less the largest 1000 tracked by the Russell 1000 Index.

      The Clearwater Tax-Exempt Bond Fund invests at least 80% of its assets in municipal securities, which are debt obligations issued by or for the U.S. states, territories and possessions, and the District of Columbia. The interest on these securities is generally exempt from regular federal income tax and may also be exempt from federal alternative minimum tax. However, the Fund may invest up to 20% of its assets in securities that generate interest income subject to federal alternative minimum tax.

(2)   Summary of Significant Accounting Policies

      The significant accounting policies followed by the Funds are as follows:

      (a)   Investments in Securities

            Investments in equity securities are valued at the last sales price on the principal exchange or market where they are traded. Equity securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Debt securities maturing more than 60 days from the valuation date are valued at the market price supplied by an independent pricing vendor; those securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the board of trustees, although the actual computations may be made by persons acting pursuant to the direction of the board.

                                        5                            (Continued)

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                                December 31, 2008

            Security transactions are accounted for on the trade date which is the date the securities are purchased or sold. Realized gains and losses are calculated on an identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of original issue discount and premium, is accrued daily.

      (b)   Federal Taxes

            The Trust's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. On a calendar-year basis, the Funds intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal income and excise taxes. Therefore, no income tax provision is required. Each fund is treated as a separate entity for federal income tax purposes.

            Financial Accounting  Standards Board (FASB)  Interpretation 48 (FIN
            48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. Management has analyzed the Funds' tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Funds' financial statements. The Funds' federal and Minnesota state income and federal excise tax returns for the 2005, 2006 and 2007 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

            Net investment income and net realized gains (losses) for the Funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the years ended December 31, 2008 and 2007 was as follows:

                                                                                              Long-term
                                           Tax-Exempt             Ordinary Income            capital gain
                                    --------------------------------------------------------------------------
                                       2008         2007         2008        2007         2008         2007
                                    ----------   ----------   ---------   ----------   ----------   ----------
            Growth Fund             $       --           --   5,407,889    5,154,945           --           --
            Small Cap Fund                  --           --     619,899    6,487,523           --   29,070,454
            Tax-Exempt Bond Fund    18,268,358   14,887,748      98,771       32,566           --           --

                                       Return of Capital
                                    -----------------------
                                       2008         2007
                                    ----------   ----------
            Growth Fund             $       --           --
            Small Cap Fund                  --       76,840
            Tax-Exempt Bond Fund            --           --

                                        6                            (Continued)

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                                December 31, 2008

            As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

                                                                                      Tax-Exempt
                                                      Growth Fund   Small Cap Fund    Bond Fund
                                                     ------------   --------------   -----------
            Undistributed ordinary income            $     52,082         12,224           3,571
            Undistributed tax exempt income                    --             --          20,919
            Undistributed capital gain                         --             --              --
            Accumulated capital losses                 (9,227,824)   (33,061,735)     (4,994,659)
            Unrealized appreciation (depreciation)      6,649,596    (40,609,959)    (76,019,145)
                                                     ------------    -----------     -----------
               Total                                 $ (2,526,146)   (73,659,470)    (80,989,314)
                                                     ============    ===========     ===========

            On the statements of assets and liabilities, due to permanent book-to-tax differences, the following adjustments have been made:

                                                                                      Tax-Exempt
                                                      Growth Fund   Small Cap Fund    Bond Fund
                                                     ------------   --------------   -----------
            Undistributed net income                 $         30   $           --   $     4,179
            Accumulated net realized gains                    (28)              --           101
            Additional paid-in capital                         (2)              --        (4,280)

      (c)   Distributions to Shareholders

            Distributions to shareholders from net investment income, if any, are declared annually for the Growth and Small Cap Funds and declared daily, payable monthly, for the Tax-Exempt Bond Fund. Distributions to shareholders from net realized gains, if any, are declared annually for all Funds. Distributions are paid in cash or reinvested in additional shares.

      (d)   Use of Estimates

            The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)   Fair Value Measurements

      The Funds adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), effective January 1, 2008, which governs the application of generally accepted accounting principles that require fair value measurements of the Funds' assets and liabilities. Fair value is an estimate of the price the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security. SFAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining

                                        7                            (Continued)

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                                December 31, 2008

      the value of the Funds' investments, as described in note 2(a) above. These inputs are summarized in the three broad levels listed below.

            o     Level 1 - quoted   prices  in  active  markets  for  identical
                  securities

            o     Level 2 - other significant observable inputs

            o     Level  3 - significant  unobservable  inputs  (including   the
                  Funds'  own   assumptions   in   determining   fair  value  of
                  investments)

      The following is a summary of the Funds' assets that are measured at fair value at December 31, 2008, aggregated by the level in the fair value hierarchy within which those measurements fall:

                                    Growth       Small Cap     Tax-Exempt
                                     Fund          Fund         Bond Fund
                                 ------------   -------------------------
                     Level 1     $196,738,621   123,935,982    24,819,403
                     Level 2               --            --   343,700,984
                     Level 3               --            --            --
                                 ------------   -------------------------
                  Total          $196,738,621   123,935,982   368,520,387
                                 ============   =========================

      There were no level three securities held during the period ended December 31, 2008.

(4)   Investment Security Transactions

      The cost of purchases and proceeds from sales of securities, other than temporary investments in short term securities, for the year ended December 31, 2008, were as follows:

                                                        Purchases       Sales
                                                      ------------   -----------
      Growth Fund                                     $ 44,842,555    45,350,768
      Small Cap Fund                                   224,760,702   260,323,911
      Tax-Exempt Bond Fund                             213,626,256   113,926,742

(5)   Capital Share Transactions

      Transactions in shares of each fund for the years ended December 31, 2008 and 2007 were as follows:

                                                  Growth Fund               Small Cap Fund         Tax-Exempt Bond Fund
                                            ------------------------   -----------------------   ------------------------
                                                2008          2007        2008         2007          2008         2007
                                            ------------   ---------   ----------   ----------   -----------   ----------
      Sold                                  $  1,825,122   1,013,940    5,527,593      784,046    19,251,653    6,665,005
      Issued for reinvested distributions        290,747     168,628       59,663    2,136,380     2,036,379    1,508,770
      Redeemed                                (2,338,433)   (247,568)  (8,764,097)  (1,680,388)  (10,437,584)  (1,399,865)
                                            ------------   ---------   ----------   ----------   -----------   ----------

                      Increase (decrease)   $   (222,564)    935,000   (3,176,841)   1,240,038    10,850,448    6,773,910
                                            ============   =========   ==========   ==========   ===========   ==========

                                        8                            (Continued)

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                                December 31, 2008

(6)   Capital Loss Carry Over

      For federal  income tax  purposes,  the Growth Fund,  Small Cap Fund,  and
      Tax-Exempt Bond Fund have capital loss carryovers of $9,227,824, $33,061,736 and $4,994,659, respectively, at December 31, 2008, which, if not offset by subsequent capital gains, will expire as follows:

                                                      Small Cap      Tax-Exempt
                                       Growth Fund      Fund         Bond Fund
                                       -----------   -----------   -------------
      Year of expiration:
         2010                          $ 5,878,353            --              --
         2012                                   --            --              --
         2013                              183,070            --         508,252
         2014                                   --            --              --
         2015                                   --            --       1,013,836
         2016                            3,166,401    33,061,735       3,472,571
                                       -----------   -----------   -------------
                    Total              $ 9,227,824    33,061,735       4,994,659
                                       ===========   ===========   =============

(7)   Expenses and Related-Party Transactions

      The Trust has a contract for investment advisory services with Clearwater Management Company (CMC), a management firm of which the Trust's President and Treasurer is a shareholder. Under terms of an agreement, Clearwater Growth Fund, Clearwater Small Cap Fund, and Clearwater Tax-Exempt Bond Fund pay a fee equal to an annual rate of 0.45%, 1.35%, and 0.60% of average net assets, respectively. CMC is responsible for the payment or reimbursement of all the Funds' expenses, except brokerage, taxes, interest, and extraordinary expenses. On July 1, 2002 CMC voluntarily reduced the fees paid by the funds to 0.39%, 1.33%, and 0.56%, respectively. Effective April 1, 2004 CMC made an additional voluntary fee reduction to 0.37%, 1.20%, and 0.50%, respectively. Effective April 1, 2005 CMC voluntarily reduced the fees paid by the funds to 0.35%, 1.12%, and 0.47%, respectively. Effective April 1, 2006 CMC voluntarily reduced the fees paid by the funds to 0.30%, 1.00%, and 0.41%, respectively. Effective April 1, 2007 CMC voluntarily reduced the fees paid by the funds to 0.28%, 0.97%, and 0.37%, respectively. Effective July 1, 2008 CMC voluntarily reduced the fees paid by the Clearwater Small Cap Fund and Clearwater Tax-Exempt Bond Fund funds to 0.95% and 0.36%, respectively. These voluntary fee reductions may be discontinued at any time.

      CMC has entered into sub advisory contracts with independent investment advisory firms for each fund to provide daily investment management services. The sub advisory fee for the Clearwater Growth Fund, payable to Parametric Portfolio Associates, is equal to an annual rate of 0.15% of net assets. The subadvisory fee for the Clearwater Small Cap Fund, payable to Kennedy Capital Management, Inc., is equal to an annual rate of 0.85% of the first $50 million in net assets it manages and then decreasing to 0.80% of net assets in excess of $50 million. The subadvisory fee for the Clearwater Small Cap Fund, payable to Keeley Asset Management, is equal to an annual rate of 1.00% of the first $2 million in net assets it manages, decreasing to 0.85% on the next $8 million in net assets, and further decreasing to 0.70% of net assets in excess of $10 million. The subadvisory fee for the Clearwater Tax-Exempt Bond Fund, payable to Sit Fixed Income Advisers II, LLC, is equal to an annual rate of 0.40% on the first $20 million in net assets and then decreasing in reduced percentages to 0.20% of net assets in excess of $75 million.

                                        9                            (Continued)

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                               December 31, 2008

(8)   Financial Highlights

      Per share data (rounded to the nearest cent) for a share of capital stock outstanding throughout the years and selected information for each year is as follows:

                                                                           Year ended December 31,
                                                            ------------------------------------------------------
                       Growth Fund                             2008        2007       2006       2005       2004
---------------------------------------------------------   ---------    --------   --------   --------   --------
Net asset value, beginning of year                          $   30.57       29.47      26.03      24.93      22.66

Income from investment operations:
   Net investment income                                         0.51        0.48       0.40       0.37       0.38
   Net realized and unrealized gain (loss)                     (11.96)       1.10       3.44       1.10       2.24
                                                            ---------    --------   --------   --------   --------
      Total from investment operations                         (11.45)       1.58       3.84       1.47       2.62
                                                            ---------    --------   --------   --------   --------
Less distributions:
   Dividends from net investment income                         (0.52)      (0.48)     (0.40)     (0.37)     (0.35)
   Distributions from net realized gains                           --          --         --         --         --
                                                            ---------    --------   --------   --------   --------
      Total distributions                                       (0.52)      (0.48)     (0.40)     (0.37)     (0.35)
                                                            ---------    --------   --------   --------   --------
Net asset value, end of year                                $   18.60       30.57      29.47      26.03      24.93
                                                            =========    ========   ========   ========   ========
Total return (a)                                                (37.5)%       5.4%      14.8%       5.9%      11.5%

Net assets, end of year (000s omitted)                      $ 197,263     330,991    291,513    229,371    202,580

Ratio of expenses to average net assets (b) ( c)                 0.28%       0.28%      0.31%      0.36%      0.37%

Ratio of net investment income to average net assets (b)         1.92%       1.61%      1.56%      1.52%      1.62%

Portfolio turnover rate (excluding short-term securities)       14.71%      17.99%      5.24%      5.80%      1.52%

(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.

(b) Total fund expenses are contractually limited to 0.45% of average daily net assets. However, during the years ended December 31, 2008, 2007, 2006, 2005, and 2004, the investment advisor voluntarily reduced management fees otherwise payable by the Funds. Had the Funds incurred these expenses, the ratio of expenses to average daily net assets would have been 0.45%, 0.45%, 0.45%, 0.45%, and 0.45%, for the years ended December 31, 2008,
      2007, 2006, 2005, and 2004, respectively, and the ratio of net investment income to average daily net assets would have been 1.75%, 1.44%, 1.42%, 1.43%, and 1.54%, respectively.

(c) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                       10                            (Continued)

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                                December 31, 2008

                                                                           Year ended December 31,
                                                            ------------------------------------------------------
                    Small Cap Fund                             2008        2007       2006       2005       2004
---------------------------------------------------------   ---------    --------   --------   --------   --------
Net asset value, beginning of year                          $   16.68       18.71      18.09      19.14      18.35

Income from investment operations:
   Net investment income (loss)                                  0.05          --      (0.04)     (0.04)     (0.09)
   Net realized and unrealized gains (losses)                   (6.29)       0.58       3.13       1.81       3.92
                                                            ---------    --------   --------   --------   --------
      Total from investment operations                          (6.24)       0.58       3.09       1.77       3.83
                                                            ---------    --------   --------   --------   --------
Less distributions:
   Distributions from net investment income                     (0.05)         --         --         --         --
   Distributions from net realized gains                           --       (2.61)     (2.47)     (2.82)     (3.04)
                                                            ---------    --------   --------   --------   --------
      Total distributions                                       (0.05)      (2.61)     (2.47)     (2.82)     (3.04)
                                                            ---------    --------   --------   --------   --------
Net asset value, end of year                                $   10.39       16.68      18.71      18.09      19.14
                                                            =========    ========   ========   ========   ========
Total return (a)                                                (37.4)%       3.1%      17.1%       9.2%      20.9%

Net assets, end of year (000s omitted)                      $ 120,846     246,987    253,846    203,351    213,273

Ratio of expenses to average net assets (b) (c)                  0.95%       0.98%      1.03%      1.14%      1.24%

Ratio of net investment income (loss) to average net
  assets (b)                                                     0.32%         --%     (0.23)%    (0.19)%    (0.45)%

Portfolio turnover rate (excluding short-term securities)      117.12%     115.19%     69.57%     73.65%     83.25%

(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.

(b) Total fund expenses are contractually limited to 1.35% of average daily net assets. However, during the years ended December 31, 2008, 2007, 2006, 2005, and 2004, the investment advisor voluntarily reduced management fees otherwise payable by the Funds. Had the Funds incurred these expenses, the ratio of expenses to average daily net assets would have been 1.35%, 1.35%, 1.35%, 1.35%, and 1.35%, for the years ended December 31, 2008,
      2007, 2006, 2005, and 2004, respectively, and the ratio of net investment income (loss) to average daily net assets would have been (.08)%, (0.37)%, (0.55)%, (0.40)%, and (0.56)%, respectively.

(c) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                                       11                            (Continued)

                           CLEARWATER INVESTMENT TRUST

                          Notes to Financial Statements

                                December 31, 2008

                                                                            Year ended December 31
                       Tax-Exempt                           ------------------------------------------------------
                       Bond Fund                               2008        2007       2006       2005       2004
---------------------------------------------------------   ---------    --------   --------   --------   --------
Net asset value, beginning of year                          $    9.64       10.06      10.00      10.03      10.12

Income from investment operations:
   Net investment income                                         0.46        0.46       0.43       0.48       0.50
   Net realized and unrealized gains                            (1.55)      (0.42)      0.06      (0.03)     (0.10)
                                                            ---------    --------   --------   --------   --------
      Total from investment operations                          (1.09)       0.04       0.49       0.45       0.40
                                                            ---------    --------   --------   --------   --------
Less distributions:
   Distributions from net investment income                     (0.46)      (0.46)     (0.43)     (0.48)     (0.49)
   Distributions from net realized gains                           --          --         --         --         --
                                                            ---------    --------   --------   --------   --------
      Total distributions                                       (0.46)      (0.46)     (0.43)     (0.48)     (0.49)
                                                            ---------    --------   --------   --------   --------
Net asset value, end of year                                $    8.09        9.64      10.06      10.00      10.03
                                                            =========    ========   ========   ========   ========
Total return (a)                                               (11.80)%      0.60%       5.3%       4.6%       4.1%

Net assets, end of year (000s omitted)                      $ 370,848     337,395    283,745    225,476    188,677

Ratio of expenses to average net assets (b) (c)                  0.37%       0.38%      0.42%      0.48%      0.51%

Ratio of net investment income to average net assets (b)         5.03%       4.75%      4.66%      4.77%      4.84%

Portfolio turnover rate (excluding short-term securities)       32.20%      27.58%     40.20%     41.39%     35.25%

(a) Total return figures are based on the change in net asset value of a share during the period and assume reinvestment of distributions at net asset value.

(b) Total fund expenses are contractually limited to 0.60% of average daily net assets. However, during the years ended December 31, 2008, 2007, 2006, 2005, and 2004 the investment advisor voluntarily reduced management fees otherwise payable by the Funds. Had the Funds incurred these expenses, the ratio of expenses to average daily net assets would have been 0.60%, 0.60%, 0.60%, 0.60%, and 0.60%, for the years ended December 31, 2008,
      2007, 2006, 2005, and 2004, respectively, and the ratio of net investment income to average daily net assets would have been 4.80%, 4.53%, 4.48%, 4.65%, and 4.75%, respectively.

(c) In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
Common stocks:
   Consumer discretionary:
       2,300   ABERCROMBIE + FITCH CO                                            $      50,218          53,061
       1,809   ACCO BRANDS CORP                                                         16,591           6,241
       2,900   ADVANCE AUTO PARTS                                                      103,545          97,585
       6,950   AMAZON COM INC (b)                                                      323,198         356,396
      10,050   AMERICAN EAGLE OUTFITTERS INC                                           100,802          94,068
         900   AMERICAN GREETINGS CORP                                                  13,869           6,813
         229   ASCENT MEDIA CORP (b)                                                     5,300           5,001
       1,700   AUTOLIV                                                                  69,331          36,482
       1,400   AUTOZONE INC (b)                                                        134,557         195,258
       5,475   BED BATH + BEYOND INC (b)                                               181,359         139,175
       1,250   BELO CORP                                                                14,941           1,950
       7,650   BEST BUY CO INC                                                         210,571         215,042
       1,400   BIG LOTS INC (b)                                                         15,477          20,286
       1,300   BLACK + DECKER CORPORATION                                               44,208          54,353
       3,800   BORG WARNER INC                                                         107,106          82,726
       1,950   BRINKER INTL INC                                                         41,847          20,553
       8,300   BROCADE COMMUNICATIONS SYS INC (b)                                       52,215          23,240
       6,400   CABLEVISION SYS CORP                                                    104,096         107,776
       5,468   CARMAX INC (b)                                                           78,791          43,088
       9,600   CARNIVAL CORP                                                           318,908         233,472
       9,343   CBS CORP CLASS B                                                        242,763          76,519
      19,275   CLEAR CHANNEL OUTDOOR HLDGS IN (b)                                      149,539         118,541
       7,500   COACH INC (b)                                                            71,549         155,775
      66,567   COMCAST CORP NEW                                                      1,201,630       1,123,651
       1,300   COPART INC (b)                                                           32,032          35,347
       8,600   COSTCO WHSL CORP NEW                                                    291,902         451,500
      13,200   D R HORTON INC                                                          130,608          93,324
       2,800   DARDEN RESTAURANTS INC                                                   65,099          78,904
      16,123   DIRECTV GROUP INC (b)                                                   245,263         369,378
       2,296   DISCOVERYCOMMUNICATIONS INC (b)                                          30,438          32,511
       2,296   DISCOVERYCOMMUNICATIONS INC (b)                                          27,334          30,743
       5,700   DISH NETWORK CORP (b)                                                   174,889          63,213
      44,260   DISNEY WALT CO                                                        1,048,422       1,004,259
       2,000   DOLBY LABORATORIES INC (b)                                               43,420          65,520
       1,600   DOLLAR TREE INC (b)                                                      39,797          66,880
       3,900   EASTMAN KODAK CO                                                         90,363          25,662
       6,220   EXPEDIA INC DEL (b)                                                     124,528          51,253
         766   EW SCRIPPS CO OH (b)                                                      7,582           1,693
       6,300   FAMILY DLR STORES INC                                                   159,422         164,241
       3,000   FOOT LOCKER INC                                                          40,394          22,020
      37,863   FORD MTR CO DEL (b)                                                     271,334          86,706
       4,300   FORTUNE BRANDS INC                                                      149,332         177,504
       3,800   GAMESTOP CORP NEW (b)                                                    15,311          82,308
      10,000   GANNETT INC                                                             211,212          80,000
      14,300   GAP INC                                                                 234,156         191,477
       1,600   GARMIN LTD                                                               72,406          30,672
      15,400   GENERAL MTRS CORP (b)                                                   213,830          49,280
       9,200   GENTEX CORP                                                             131,306          81,236
       4,200   GOODYEAR TIRE AND RUBBER (b)                                            114,093          25,074
       6,081   HANESBRANDS INC (b)                                                     171,664          77,533
       7,150   HARLEY DAVIDSON INC                                                      41,890         121,336
       7,050   HEARST ARGYLE TELEVISION INC                                            169,510          42,723
       4,600   HERTZ GLOBAL HLDGS INC (b)                                               46,429          23,322
      33,825   HOME DEPOT INC                                                           22,060         778,652
       1,084   HSN INC DEL (b)                                                          20,274           7,881
       5,300   INTERNATIONAL GAME TECHNOLOGY                                           181,663          63,017
      24,200   INTERPUBLIC GROUP COS INC (b)                                            87,279          95,832
         644   INTERVAL LEISURE GROUP INC (b)                                           12,087           3,471

See accompanying notes to financial statements.          13          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Consumer discretionary (Cont'd):
       5,300   J C PENNEY INC                                                    $     210,583         104,410
      14,050   JOHNSON CTLS INC                                                        283,752         255,148
       1,200   KB HOME (b)                                                              31,938          16,344
       6,950   KOHLS CORP (b)                                                           55,509         251,590
         700   LAMAR ADVERTISING CO (b)                                                 26,224           8,792
       1,300   LEAR CORP (b)                                                            21,307           1,833
       1,100   LEGGETT +PLATT INC                                                       23,652          16,709
      10,437   LIBERTY MEDIA CORP NEW - INTERACTIVE (b)                                168,746          32,563
       3,331   LIBERTY MEDIA CORP NEW - CAPTIAL (b)                                     34,332          15,689
      10,524   LIBERTY MEDIA CORP NEW - SERIES A (b)                                   132,977         183,960
      10,290   LIMITED BRANDS INC                                                      118,493         103,312
      34,800   LOWES COSINC                                                            697,346         748,896
       6,200   MACYS INC                                                               143,111          64,170
      10,300   MARRIOTT INTL INC NEW                                                    42,474         200,335
       8,700   MATTEL INC                                                              164,712         139,200
      23,800   MCDONALDSCORP                                                           711,646       1,480,122
       7,290   MCGRAW HILL COS INC                                                     279,379         169,055
       2,900   MOHAWK INDS INC (b)                                                     216,361         124,613
       4,200   NEWELL RUBBERMAID INC                                                    97,738          41,076
      43,775   NEWS CORP                                                               678,724         397,915
       7,000   NIKE INC                                                                251,483         357,000
       7,700   NORDSTROMINC                                                            152,957         102,487
       4,500   OFFICE DEPOT INC (b)                                                     65,209          13,410
       7,495   OMNICOM GROUP                                                           278,273         201,765
       2,500   PENN NATLGAMING INC (b)                                                  97,645          53,450
       1,300   PETSMART INC                                                             33,146          23,985
       1,500   POLO RALPH LAUREN CORP                                                   31,320          68,115
         700   PRICELINECOM INC (b)                                                     92,103          51,555
       7,500   PULTE HOMES INC (b)                                                      77,063          81,975
       3,000   REGAL ENTMT GROUP                                                        55,920          30,630
       2,300   ROSS STORES INC                                                          36,395          68,379
       2,600   RYLAND GROUP INC                                                         71,175          45,942
       1,000   SCHOLASTIC CORP                                                          28,560          13,580
       2,300   SCRIPPS NETWORKS INTERACTIVE I                                           91,239          50,600
       1,227   SEARS HLDGS CORP (b)                                                     78,518          47,693
       1,300   SHERWIN WILLIAMS CO                                                      62,645          77,675
       3,027   SIRIUS XMRADIO INC (b)                                                    6,840             363
       1,400   SNAP ON INC                                                              52,729          55,132
       2,900   STANLEY WORKS                                                           129,263          98,890
      16,250   STAPLES INC                                                             264,742         291,200
      19,650   STARBUCKSCORP (b)                                                       279,363         185,889
       5,010   STARWOOD HOTELS + RESORTS INC                                           224,617          89,679
      19,100   TARGET CORP                                                             700,947         659,523
         644   TICKETMASTER (b)                                                         19,048           4,134
       3,000   TIFFANY +CO NEW                                                          86,618          70,890
       6,133   TIM HORTONS INC                                                         136,187         176,876
      71,300   TIME WARNER INC NEW                                                     918,341         717,278
       8,447   TJX COS INC NEW                                                         160,244         173,755
       5,500   TOLL BROSINC (b)                                                        124,557         117,865
         800   TRW AUTOMOTIVE HLDGS CORP (b)                                            18,216           2,880
       2,057   UNITED RENTALS INC (b)                                                   39,425          18,760
       3,227   URBAN OUTFITTERS INC (b)                                                 61,562          48,340
       2,300   V F CORP                                                                135,032         125,971
      12,556   VIACOM INC NEW (b)                                                      511,922         239,317
       4,100   VIRGIN MEDIA INC                                                         70,268          20,459
       1,166   WABCO HLDGS INC                                                          40,995          18,411
      49,696   WAL MART STORES INC                                                   2,306,522       2,785,958
       9,090   WENDYS/ARBYS GROUP INC                                                   56,673          44,905
       1,600   WHIRLPOOLCORP                                                            69,376          66,160

See accompanying notes to financial statements.          14          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Consumer discretionary (Cont'd):
       2,200   WILEY JOHN + SONS INC                                             $      89,428          78,276
       5,989   WYNDHAM WORLDWIDE CORP                                                   97,386          39,228
       1,100   WYNN RESORTS LTD (b)                                                     51,278          46,486
      10,016   YUM BRANDS INC                                                          105,346         315,504
       2,400   ZALE CORPNEW (b)                                                         39,515           7,992
                                                                                 -------------   -------------
                                                                                    20,808,825      19,985,618        10.13%
   Consumer staples:
      45,200   ALTRIA GROUP INC                                                        430,921         680,712
      14,200   ARCHER DANIELS MIDLAND CO                                               313,471         409,386
       9,362   AVON PRODS INC                                                          275,428         224,969
       3,283   BROWN FORMAN CORP                                                       130,753         169,042
       1,800   BUNGE LIMITED                                                           184,419          93,186
       6,200   CAMPBELL SOUP CO                                                        168,826         186,062
       4,000   CLOROX CO                                                               229,721         222,240
      49,959   COCA COLA CO                                                          1,919,175       2,261,644
      13,000   COCA COLAENTERPRISES INC                                                277,718         156,390
      11,790   COLGATE PALMOLIVE CO                                                    694,115         808,087
       8,400   CONAGRA INC                                                             191,907         138,600
      33,122   CVS CAREMARK CORP                                                       658,181         951,926
       5,773   DEL MONTEFOODS CO                                                        57,723          41,219
       6,000   DR PEPPERSNAPPLE GROUP INC (b)                                          125,060          97,500
       7,200   GENERAL MLS INC                                                         334,431         437,400
       1,600   HANSEN NAT CORP (b)                                                      61,969          53,648
       8,075   HEINZ H JCO                                                             303,404         303,620
       2,000   HERSHEY CO / THE                                                         79,040          69,480
       3,100   HORMEL FOODS CORP                                                       111,616          96,348
       5,800   KELLOGG CO                                                              268,705         254,330
      10,350   KIMBERLY CLARK CORP                                                     615,872         545,859
      29,338   KRAFT FOODS INC                                                         512,603         787,725
      16,500   KROGER CO                                                               302,529         435,765
       1,867   LAUDER ESTEE COS INC                                                     70,634          57,802
       4,100   LORILLARDINC                                                            107,638         231,035
       2,800   MCCORMICK+ CO INC                                                        97,399          89,208
       3,200   MOLSON COORS BREWING CO                                                 125,165         156,544
       1,000   NBTY INC (b)                                                             21,300          15,650
       3,700   PEPSI BOTTLING GROUP INC                                                103,155          83,287
      35,226   PEPSICO INC                                                           1,511,021       1,929,328
      45,900   PHILIP MORRIS INTL ORD SHR                                              856,107       1,997,109
      65,839   PROCTER AND GAMBLE CO                                                 1,736,767       4,070,167
       9,819   SAFEWAY INC                                                             212,761         233,398
      12,350   SARA LEE CORP                                                           200,173         120,907
       5,400   SMITHFIELD FOODS INC (b)                                                108,846          75,978
       1,400   SMUCKER JM CO                                                            64,533          60,704
       4,606   SUPERVALUINC                                                             89,569          67,248
      11,300   SYSCO CORP                                                              230,766         259,222
       2,100   TERRA INDS INC                                                          102,659          35,007
       9,527   TYSON FOODS INC (DEL)                                                   111,286          83,457
       2,554   UST INC                                                                 132,498         177,197
      25,150   WALGREEN CO                                                             299,045         620,451
       7,600   WHOLE FOODS MKT INC (b)                                                 176,927          71,744
                                                                                 -------------   -------------
                                                                                    14,605,832      19,860,578        10.07%
   Energy:
       9,846   ANADARKO PETE CORP                                                      402,657         379,563
       8,434   APACHE CORP                                                             376,498         628,586
       6,800   BAKER HUGHES INC                                                        413,255         218,076
      12,500   BJ SVCS CO                                                              297,345         145,875
       1,804   CABOT OIL+ GAS CORP                                                      57,973          46,904
       4,900   CAMERON INTL CORP (b)                                                   189,035         100,450
      16,686   CHESAPEAKE ENERGY CORP                                                  404,571         269,813

See accompanying notes to financial statements.          15          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Energy (Cont'd):
      44,495   CHEVRON CORP                                                      $   2,197,356       3,291,295
       2,800   CIMAREX ENERGY CO                                                       154,862          74,984
      33,144   CONOCOPHILLIPS                                                        1,101,446       1,716,859
       2,000   CONTINENTAL RES INC OK (b)                                               73,772          41,420
       9,300   DENBURY RES INC (b)                                                      88,955         101,556
       9,823   DEVON ENERGY CORPORATION NEW                                            489,869         645,469
         600   DIAMOND OFFSHORE DRILLING INC                                            83,493          35,364
       4,100   DRESSER RAND GROUP INC (b)                                              134,747          70,725
      13,900   EL PASO CORP                                                            103,337         108,837
       1,200   ENCORE AQUISITION CO (b)                                                 85,206          30,624
       4,554   ENSCO INTL INC                                                          193,114         129,288
       4,500   EOG RESOURCES INC                                                        42,789         299,610
       4,000   EQUITABLERES INC                                                        132,900         134,200
     116,983   EXXON MOBIL CORP                                                      5,389,170       9,338,753
       2,000   FMC TECHNOLOGIES INC (b)                                                104,383          47,660
         900   FOREST OIL CORP (b)                                                      63,743          14,841
      20,158   HALLIBURTON CO                                                          464,616         366,472
       5,600   HELMERICHAND PAYNE INC                                                   72,586         127,400
       5,900   HESS CORP                                                               446,457         316,476
      12,386   MARATHON OIL CORP                                                       336,738         338,881
       2,800   MURPHY OIL CORP                                                          60,761         124,180
       5,400   NABORS INDUSTRIES LTD                                                   164,133          64,638
      10,722   NATIONAL OILWELL VARCO INC (b)                                          326,348         262,046
       5,142   NEWFIELD EXPL CO (b)                                                    222,527         101,555
       6,000   NOBLE CORPORATION                                                       295,985         132,540
       4,700   NOBLE ENERGY INC                                                         59,008         231,334
      16,614   OCCIDENTAL PETE CORP                                                    155,865         996,674
       2,000   OCEANEERING INTL INC (b)                                                102,370          58,280
         900   OIL STATES INTL INC (b)                                                  54,464          16,821
       7,700   PATTERSONUTI ENERGY INC                                                 157,042          88,627
       3,200   PIONEER NAT RES CO                                                       48,507          51,776
       5,600   PRIDE INTERNATIONAL INC (b)                                             188,739          89,488
       5,810   QUICKSILVER RES INC (b)                                                 119,305          32,362
       2,300   RANGE RESCORP                                                           115,573          79,097
       1,100   ROWAN COSINC                                                             50,419          17,490
       4,000   SANDRIDGEENERGY IN (b)                                                   34,380          24,600
      25,300   SCHLUMBERGER LTD                                                      1,455,952       1,070,949
       4,900   SMITH INTL INC                                                          162,363         112,161
       3,200   SUNOCO INC                                                               36,080         139,072
       4,700   SUPERIOR ENERGY SVCS INC (b)                                            169,835          74,871
       1,800   TESORO CORP                                                              42,248          23,706
       3,300   TETRA TECHNOLOGIES INC DEL (b)                                           68,507          16,038
       2,300   TIDEWATERINC                                                            118,715          92,621
      11,444   VALERO ENERGY CORP                                                      242,958         247,648
      17,400   WEATHERFORD INTERNATIONAL LTD                                           495,033         188,268
       2,000   WHITING PETE CORP NEW (b)                                               166,142          66,920
      13,675   WILLIAMS COS INC                                                        253,252         198,014
       9,746   XTO ENERGY INC                                                          336,514         343,741
                                                                                 -------------   -------------
                                                                                    19,603,891      23,965,498        12.15%
   Financials:
       1,300   ACE LIMITED                                                              80,746          68,796
      11,750   AFLAC INC                                                               439,738         538,620
       7,800   ALLIED CAP CORP NEW                                                     169,385          20,982
       2,700   ALLIED WORLD ASSURANCE COMPANY                                           86,630         109,620
      12,300   ALLSTATE CORP                                                           547,785         402,948
       4,829   AMB PPTY CORP                                                           162,795         113,095
      21,333   AMERICAN EXPRESS CO                                                     815,984         395,727
         111   AMERICAN INTL GROUP INC (b)                                               2,800             174
       2,700   AMERICREDIT CORP (b)                                                     31,865          20,628

See accompanying notes to financial statements.          16          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Financials (Cont'd):
       7,391   AMERIPRISE FINL INC                                               $     288,205         172,654
      14,400   ANNALY CAPITAL MANAGEMENT INC                                           233,405         228,528
       6,200   AON CORP                                                                182,416         283,216
       2,811   APARTMENTINVT + MGMT CO                                                  87,509          32,467
       4,100   ASSOCIATED BANC CORP                                                    116,092          85,813
       1,800   ASSURANT INC                                                            119,588          54,000
       7,800   ASTORIA FINL CORP                                                        69,146         128,544
       1,100   AVALONBAYCMNTYS INC                                                     105,375          66,638
       5,100   AXIS CAPITAL HOLDINGS LTD                                               187,376         148,512
       3,400   BANCORPSOUTH INC                                                         62,679          79,424
     111,280   BANK AMERCORP                                                         3,437,718       1,566,822
      27,101   BANK NEW YORK MELLON CORP                                               863,705         767,771
      12,658   BB+T CORP                                                               372,058         347,589
       4,106   BERKLEY WR CORP                                                         128,060         127,286
         600   BLACKROCKINC CLA                                                        110,619          80,490
       2,988   BOSTON PPTYS INC                                                        285,378         164,340
       6,500   BRANDYWINE RLTY TR                                                      107,015          50,115
       3,080   BROADRIDGE FINL SOLUTIONS INC                                            52,817          38,623
       6,847   CAPITAL ONE FINL CORP                                                   274,221         218,351
      11,200   CAPITALSOURCE INC                                                        65,275          51,744
       3,700   CB RICHARD ELLIS GROUP INC (b)                                           84,241          15,984
      14,500   CBL + ASSOC PPTYS INC                                                   134,053          94,250
       9,000   CHUBB CORP                                                              420,411         459,000
       2,756   CINCINNATI FINL CORP                                                    103,501          80,117
       1,100   CIT GROUPINC NEW                                                         17,463           4,994
     108,915   CITIGROUPINC                                                          2,090,539         730,820
       1,573   CME GROUPINC                                                            638,516         327,357
       4,600   COMERICA INC                                                            233,547          91,310
       1,500   DIGITAL RLTY TR INC                                                      60,188          49,275
       9,887   DISCOVER FINL SVCS                                                      148,722          94,223
       2,500   DUKE RLTYCORP                                                            66,038          27,400
      15,500   E TRADE FINL CORP (b)                                                    56,033          17,825
       1,300   EAST WESTBANCORP INC                                                     18,831          20,761
       5,416   EQUITY RESIDENTIAL                                                      174,162         161,505
       2,900   ERIE INDTY CO                                                           151,861         109,127
       2,400   EVEREST REINSURANCE GROUP LTD                                           184,908         182,736
      17,950   FEDERAL HOME LN MTG CORP (b)                                             54,545          13,104
       4,281   FIDELITY NATL FINL INC                                                   72,081          75,988
       4,742   FIDELITY NATL INFORMATION SVC                                            96,711          77,152
       3,000   FIFTH THIRD BANCORP                                                      32,595          24,780
         600   FIRST CTZNS BANCSHARES INC N C                                           86,506          91,680
       9,068   FIRST HORIZON NATL CORP                                                 129,296          95,849
       1,200   FOREST CITY ENTERPRISES INC (b)                                          54,504           8,040
         829   FORESTAR REAL ESTATE GROUP INC (b)                                       20,649           7,892
       4,859   FRANKLIN RES INC                                                         89,208         309,907
      14,300   FULTON FINL CORP PA                                                     158,276         137,566
       4,400   GENWORTH FINL INC (b)                                                    95,523          12,452
      10,126   GOLDMAN SACHS GROUP INC                                               1,083,859         854,533
           1   GUARANTY FINL GROUP INC (b)                                                   7               3
       1,200   HANOVER INS GROUP INC                                                    51,342          51,564
       4,700   HARTFORD FINANCIAL SVCS GRP                                             259,891          77,174
       7,100   HCP INC                                                                 118,485         197,167
       4,000   HEALTH CARE REIT INC                                                    162,580         168,800
      13,067   HOST HOTELS + RESORTS INC                                               238,041          98,917
       6,400   HRPT PPTYS TR                                                            56,139          21,568
      10,500   HUDSON CITY BANCORP INC                                                 166,268         167,580
       8,300   HUNTINGTON BANCSHARES INC                                                77,106          63,578
       1,900   INTERCONTINENTALEXCHANGE INC (b)                                        304,918         156,636
       6,300   INVESCO LTD                                                             169,355          90,972

See accompanying notes to financial statements.          17          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Financials (Cont'd):
       4,400   JANUS CAPGROUP INC                                                $      64,273          35,332
      81,440   JPMORGAN CHASE + CO                                                   2,607,452       2,567,803
      15,200   KEYCORP NEW                                                             300,120         129,504
       5,301   KIMCO RLTY CORP                                                         179,509          96,902
       6,152   LEGG MASON INC                                                          147,960         134,790
       3,500   LEUCADIA NATL CORP                                                      126,468          69,300
       6,948   LINCOLN NATL CORP IN                                                    251,421         130,900
       3,700   LOEWS CORP                                                              123,584         104,525
       1,060   M + T BK CORP                                                            90,056          60,855
       5,400   MACK CA RLTY CORP                                                       169,534         132,300
       4,704   MANULIFE FINL CORP                                                       68,320          80,109
      11,478   MARSH + MCLENNAN COS INC                                                302,955         278,571
       4,699   MARSHALL + ILSLEY CORP NEW                                               98,962          64,094
      41,053   MERRILL LYNCH + CO INC                                                1,417,158         477,857
       9,300   METLIFE INC                                                             403,296         324,198
       3,000   MF GLOBALLTD                                                             34,695           6,120
       5,700   MGIC INVTCORP WIS (b)                                                    27,845          19,836
       4,400   MOODYS CORP                                                             173,138          88,396
      26,360   MORGAN STANLEY                                                          874,613         422,814
       4,500   NASDAQ OMX GROUP INC (b)                                                139,568         111,195
       1,200   NATIONWIDE FINL SVCS INC (b)                                             49,923          62,652
       1,500   NATIONWIDE HEALTH PPTYS INC                                              48,338          43,080
       3,249   NEW YORK CMNTY BANCORP INC                                               60,019          38,858
       6,002   NORTHERN TRUST CORP                                                     315,914         312,944
       8,200   NYSE EURONEXT (b)                                                       441,787         224,516
      11,825   OLD REP INTL CORP                                                       232,156         140,954
       4,100   ONEBEACONINSURANCE GROUP LTD                                             90,672          42,804
       7,623   PEOPLES UTD FINL INC                                                    112,997         135,918
       3,485   PLUM CREEK TIMBER CO INC                                                 79,081         121,069
       7,225   PNC FINL SVCS GROUP INC                                                 415,080         354,025
      15,300   POPULAR INC                                                             151,853          78,948
       2,800   PRICE T ROWE GROUP INC                                                   18,906          99,232
       4,950   PRINCIPALFINANCIAL GROUP                                                202,106         111,722
      18,348   PROGRESSIVE CORP OHIO                                                   320,780         271,734
       4,472   PROLOGIS                                                                184,689          62,116
       9,200   PRUDENTIAL FINL INC                                                     390,935         278,392
       2,991   PUBLIC STORAGE                                                          238,179         237,785
       2,825   RAYMOND JAMES FINANCIAL INC                                              70,271          48,392
       2,700   REALTY INCOME CORP                                                       67,689          62,505
      20,599   REGIONS FINL CORP NEW                                                   247,471         163,968
      25,200   SCHWAB CHARLES CORP                                                     224,456         407,484
       5,126   SIMON PPTY GROUP INC NEW                                                352,978         272,344
       4,800   SL GREEN RLTY CORP                                                      232,789         124,320
       8,900   SLM CORP (b)                                                            206,478          79,210
       3,810   SOVEREIGNBANCORP INC (b)                                                 27,795          11,354
       1,700   ST JOE CO (b)                                                            56,409          41,344
      11,435   STATE STREET CORPORATION                                                576,163         449,739
       5,334   SUNTRUST BKS INC                                                        303,416         157,566
       9,000   SYNOVUS FINL CORP                                                        99,692          74,700
       6,600   TCF FINANCIAL CORP                                                       56,855          90,156
       7,566   TD AMERITRADE HLDG CORP (b)                                             121,495         107,816
       2,600   TORCHMARKINC                                                            124,633         116,220
       1,070   TORONTO DOMINION BK ONT                                                  64,692          38,381
       1,100   TRANSATLANTIC HLDGS INC                                                  71,062          44,066
      14,388   TRAVELERSCOS INC                                                        583,417         650,338
         180   TREE COM INC (b)                                                          2,025             468
       4,000   UNITRIN INC                                                             101,606          63,760
       8,900   UNUM GROUP                                                              167,076         165,540
      37,585   US BANCORP DEL                                                          920,971         940,001

See accompanying notes to financial statements.          18          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Financials (Cont'd):
       5,346   VALLEY NATL BANCORP                                               $      95,566         108,257
       2,900   VENTAS INC                                                              129,094          97,353
       9,700   VISA INC                                                                809,898         508,765
       2,645   VORNADO RLTY TR                                                         218,703         159,626
      29,984   WACHOVIA CORP 2ND NEW                                                   550,316         166,111
      81,953   WELLS FARGO + CO NEW                                                  1,248,366       2,415,974
      18,044   WESTERN UN CO                                                           160,005         258,751
       2,800   WHITNEY HLDG CORP                                                        53,158          44,772
       7,225   XL CAPITAL LTD                                                           92,119          26,733
       3,500   ZIONS BANCORP                                                           167,964          85,785
                                                                                 -------------   -------------
                                                                                    36,806,237      27,567,052        13.97%
   Healthcare:
      35,235   ABBOTT LABS                                                           1,388,931       1,880,492
      12,900   AETNA INC                                                               101,582         367,650
       7,286   ALLERGAN INC                                                            331,496         293,772
       4,000   AMERISOURCEBERGEN CORP                                                  121,747         142,640
      23,050   AMGEN INC (b)                                                            94,309       1,331,138
       2,700   AMYLIN PHARMACEUTICALS INC (b)                                           82,493          29,295
       3,300   BARD C R INC                                                            264,405         278,058
      15,100   BAXTER INTL INC                                                         469,170         809,209
       6,500   BECTON DICKINSON + CO                                                   417,630         444,535
       7,850   BIOGEN IDEC INC (b)                                                     108,762         373,896
       2,300   BIOMARIN PHARMACEUTICAL INC (b)                                          67,195          40,940
      30,450   BOSTON SCIENTIFIC CORP (b)                                              399,951         235,683
      42,300   BRISTOL MYERS SQUIBB CO                                               1,048,308         983,475
       7,335   CARDINAL HEALTH INC                                                     403,937         252,837
       8,536   CELGENE CORP (b)                                                        247,019         471,870
       1,200   CEPHALON INC (b)                                                         78,269          92,448
       6,600   CIGNA CORP                                                              107,215         111,210
       1,400   COVANCE INC (b)                                                          82,457          64,442
       2,546   COVENTRY HEALTH CARE INC (b)                                            100,005          37,884
      12,425   COVIDIEN LTD                                                            452,824         450,282
       3,225   DAVITA INC (b)                                                          123,269         159,863
       1,900   EDWARDS LIFESCIENCES CORP (b)                                           118,152         104,405
       1,200   ENDO PHARMACEUTICALS HLDGS (b)                                           30,942          31,056
       3,100   EXPRESS SCRIPTS INC (b)                                                 103,497         170,438
         380   FACET BIOTECH CORP (b)                                                    5,841           3,644
       7,250   FOREST LABS INC (b)                                                     275,795         184,658
      10,300   GENENTECHINC (b)                                                        570,900         853,973
       5,300   GENZYME CORP (b)                                                        330,481         351,761
      22,260   GILEAD SCIENCES INC (b)                                                 549,373       1,138,376
      10,600   HEALTH MGMT ASSOC (b)                                                    68,741          18,974
       2,450   HEALTH NET INC (b)                                                       64,669          26,681
       1,300   HILL ROM HLDGS                                                           38,228          21,398
       3,700   HILLENBRAND INC                                                          88,840          61,716
       6,000   HLTH CORP (b)                                                            58,236          62,760
       8,108   HOLOGIC INC (b)                                                         180,379         105,972
       6,805   HOSPIRA INC (b)                                                         247,485         182,510
       3,900   HUMANA INC (b)                                                           39,107         145,392
       2,600   ILLUMINA INC (b)                                                        110,364          67,730
       4,400   IMS HEALTH INC                                                          108,416          66,704
         800   INTUITIVESURGICAL INC (b)                                               199,170         101,592
       1,800   INVERNESSMED INNOVATIONS INC (b)                                         57,627          34,038
      63,084   JOHNSON +JOHNSON                                                      2,345,424       3,774,316
       1,931   KINETIC CONCEPTS INC (b)                                                 71,019          37,037
       9,700   KING PHARMACEUTICALS INC (b)                                            103,405         103,014
       3,400   LABORATORY CORP AMER HLDGS (b)                                           99,252         218,994
       5,973   LIFE TECHNOLOGIES CORP (b)                                              188,036         139,231
      21,794   LILLY ELI+ CO (b)                                                       954,591         877,644

See accompanying notes to financial statements.          19          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Healthcare (Cont'd):
       1,950   LINCARE HLDGS INC (b)                                             $      58,492          52,514
       6,300   MCKESSON CORP                                                           258,943         243,999
      10,756   MEDCO HEALTH SOLUTIONS INC (b)                                          182,933         450,784
      22,550   MEDTRONICINC                                                             84,144         708,521
      48,686   MERCK + CO INC                                                        1,656,725       1,480,054
         953   MILLIPORECORP (b)                                                        60,735          49,099
       6,800   MYLAN INC (b)                                                            81,695          67,252
       2,600   PATTERSONCOS INC (b)                                                     87,927          48,750
       1,900   PDL BIOPHARMA INC                                                        30,868          11,742
       1,800   PERRIGO CO                                                               59,715          58,158
     145,575   PFIZER INC                                                            1,240,482       2,578,133
       3,400   PHARMACEUTICAL PROD DEV INC                                             119,843          98,634
       3,665   QUEST DIAGNOSTICS INC                                                   147,704         190,250
      35,903   SCHERING PLOUGH CORP                                                    672,851         611,428
       3,074   SEPRACOR INC (b)                                                         81,275          33,753
      12,600   SERVICE CORP INTL                                                        90,438          62,622
       7,039   ST JUDE MED INC (b)                                                     200,879         232,005
       4,700   STRYKER CORP                                                             18,139         187,765
      12,900   TENET HEALTHCARE CORP (b)                                                56,567          14,835
      26,602   UNITEDHEALTH GROUP INC                                                  591,373         707,613
       1,268   UNIVERSALHEALTH SVCS INC                                                 67,747          47,639
       5,200   VARIAN MED SYS INC (b)                                                  191,672         182,208
       2,400   VCA ANTECH INC (b)                                                       71,120          47,712
       3,300   VERTEX PHARMACEUTICALS INC (b)                                           84,680         100,254
       2,175   WATSON PHARMACEUTICALS INC (b)                                           50,706          57,790
       1,400   WELLCARE HEALTH PLANS INC (b)                                            49,539          18,004
      11,849   WELLPOINTINC (b)                                                        511,001         499,198
      29,967   WYETH                                                                 1,252,227       1,124,062
       6,874   ZIMMER HOLDINGS INC (b)                                                 454,256         277,847
                                                                                 -------------   -------------
                                                                                    22,013,615      27,978,257        14.18%
   Industrials:
      16,350   3M CO                                                                 1,175,090         940,779
       4,210   AGCO CORP (b)                                                           174,615          99,314
       1,000   ALLIANCE DATA SYSTEMS CORP (b)                                           56,945          46,530
       6,200   AMR CORP DEL (b)                                                         52,778          66,154
       2,600   APOLLO GROUP INC (b)                                                    159,671         199,212
       1,700   AVERY DENNISON CORP                                                      90,518          55,641
       2,000   BE AEROSPACE INC (b)                                                     58,542          15,380
       6,200   BLOCK H +R INC                                                           58,017         140,864
      18,400   BOEING CO                                                               435,252         785,128
       1,300   BUCYRUS INTL INC NEW                                                     96,402          24,076
       5,747   BURLINGTON NORTHN SANTA FE                                              214,383         435,105
       3,200   C H ROBINSON WORLDWIDE INC                                              173,584         176,096
       1,600   CAREER EDCORP (b)                                                        26,824          28,704
       1,400   CARLISLE COS INC                                                         47,448          28,980
      13,904   CATERPILLAR INC                                                         528,647         621,092
       3,700   CINTAS CORP                                                             122,389          85,951
       2,827   CON WAY INC                                                             101,721          75,198
       4,300   CONTINENTAL AIRLS INC (b)                                               102,190          77,658
       3,900   CONVERGYSCORP (b)                                                        69,089          24,999
       2,800   COOPER INDUSTRIES LTD                                                   127,796          81,844
       1,200   COPA HOLDINGS S A                                                        46,086          36,384
       1,700   CORPORATEEXECUTIVE BRD CO                                                50,737          37,502
       4,500   COVANTA HLDG CORP (b)                                                   119,422          98,820
       3,948   CRANE CO                                                                 66,572          68,064
      10,200   CSX CORP                                                                107,400         331,194
       6,000   CUMMINS INC                                                             184,025         160,380
       5,200   DANAHER CORP                                                            275,625         294,372
       9,900   DEERE + CO                                                              379,732         379,368

See accompanying notes to financial statements.          20          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Industrials (Cont'd):
      11,850   DELTA AIRLINES INC DE (b)                                                87,483         135,801
       1,978   DEVRY INCDEL                                                             93,134         113,557
      36,400   DOMTAR CORP (b)                                                         217,293          60,788
       1,600   DONALDSONCO INC                                                          63,715          53,840
       6,900   DONNELLEYR R + SONS CO                                                  207,199          93,702
       5,925   DOVER CORP                                                              251,755         195,051
       1,987   DUN + BRADSTREET CORP DEL NEW                                            49,383         153,396
       3,100   EATON CORP                                                              112,467         154,101
      19,700   EMERSON ELEC CO                                                         559,227         721,217
       1,397   ENERGIZERHLDGS INC (b)                                                   87,823          75,634
       3,600   EXPEDITORS INTL WA INC                                                  151,918         119,772
       2,800   FASTENAL CO                                                             109,422          97,580
       6,753   FEDEX CORP                                                              132,761         433,205
       5,350   FISERV INC (b)                                                           48,249         194,580
       1,300   FLOWSERVECORP                                                           119,620          66,950
       4,250   FLUOR CORP NEW                                                          127,616         190,698
       2,800   FOSTER WHEELER LTD                                                      172,525          65,464
         700   FTI CONSULTING INC (b)                                                   47,352          31,276
         900   GARDNER DENVER INC (b)                                                   50,054          21,006
       1,400   GATX CORPORATION                                                         24,276          43,358
       8,300   GENERAL DYNAMICS CORP                                                   447,055         477,997
     229,200   GENERAL ELEC CO                                                       5,413,801       3,713,040
         700   GENERALE CABLE CORP (b)                                                  50,306          12,383
       5,050   GENUINE PARTS CO                                                        153,969         191,193
       3,700   GOODRICH CORP                                                           111,298         136,974
       4,100   GRACO INC                                                               162,258          97,293
       1,700   GRAINGER W W INC                                                         74,317         134,028
       2,200   HARSCO CORP                                                              59,517          60,896
      15,000   HONEYWELLINTL INC                                                       401,329         492,450
       2,400   HUBBELL INC                                                             102,187          78,432
       2,100   HUNT J B TRANS SVCS INC                                                  40,530          55,167
      11,924   ILLINOIS TOOL WKS INC                                                   497,186         417,936
       1,369   INGERSOLLRAND COMPANY LIMITED                                            56,194          23,752
       5,400   IRON MTN INC PA (b)                                                     121,527         133,542
       3,600   ITT CORP NEW (b)                                                        168,296         165,564
       1,300   ITT EDL SVCS INC (b)                                                     52,038         123,474
       4,768   JACOBS ENGR GROUP INC (b)                                               150,683         229,341
         432   JOHN BEANTECHNOLOGIES CORP                                                5,127           3,529
       2,238   JOY GLOBAL INC                                                          102,549          51,228
       2,700   L 3 COMMUNICATIONS HLDG CORP                                            176,123         199,206
       1,200   LANDSTAR SYS INC                                                         38,351          46,116
         400   LINCOLN ELEC HLDGS INC                                                   31,486          20,372
       6,500   LOCKHEED MARTIN CORP                                                    432,082         546,520
       2,600   MANITOWOCINC                                                            107,595          22,516
       1,475   MANPOWER INC WIS                                                         66,373          50,135
       8,800   MASCO CORP                                                              173,216          97,944
       1,800   MASTERCARD INC                                                          193,005         257,274
       4,200   MCDERMOTTINTL INC (b)                                                   182,599          41,496
       1,800   MONSTER WORLDWIDE INC (b)                                                45,970          21,762
       9,960   NORFOLK SOUTHN CORP                                                     358,053         468,618
       7,560   NORTHROP GRUMMAN CORP                                                   431,730         340,502
       1,700   OVERSEAS SHIPHOLDING GROUP INC                                          109,761          71,587
       5,600   OWENS CORNING NEW (b)                                                   130,330          96,880
      10,489   PACCAR INC                                                              186,765         299,985
       2,200   PALL CORP                                                                55,214          62,546
       3,950   PARKER HANNIFIN CORP                                                    212,565         168,033
       2,200   PENTAIR INC (b)                                                          72,761          52,074
       1,497   PHH CORP (b)                                                             10,184          19,057
       5,700   PITNEY BOWES INC                                                        182,172         145,236

See accompanying notes to financial statements.          21          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Industrials (Cont'd):
       4,000   PRECISIONCASTPARTS CORP                                                  45,286         237,920
       5,300   QUANTA SERVICES INC (b)                                                  92,074         104,940
       9,400   RAYTHEON CO                                                             370,624         479,776
       9,022   REPUBLIC SVCS INC                                                       172,639         223,655
       4,400   REYNOLDS AMERN INC                                                      123,818         177,364
       3,300   ROBERT HALF INTL INC                                                     85,171          68,706
       5,850   ROCKWELL AUTOMATION INC                                                  82,443         188,604
       3,614   ROCKWELL COLLINS INC                                                    131,769         141,271
       1,800   SHAW GROUP INC (b)                                                       92,083          36,846
       2,400   SKYWEST INC                                                              26,040          44,640
      18,565   SOUTHWESTAIRLS CO                                                       262,809         160,030
       1,300   SPIRIT AEROSYSTEMS HLDGS INC (b)                                         24,954          13,221
       1,400   SPX CORP                                                                 92,591          56,770
       3,300   STERICYCLE INC (b)                                                      177,991         171,864
       2,300   SUNPOWER CORP (b)                                                       134,286          85,100
         740   SUNPOWER CORP (b)                                                        30,786          22,525
         500   TELEFLEX INC                                                             22,515          25,050
       1,300   TEREX CORP NEW (b)                                                       60,843          22,516
       4,350   TEXTRON INC                                                             118,864          60,335
       1,790   TOTAL SYSSVCS INC                                                        55,518          25,060
       1,500   TRINITY INDS INC                                                         41,498          23,640
      10,333   TYCO ELECTRONICS LTD                                                    288,257         167,498
      11,325   TYCO INTERNATIONAL LTD BERMUDA                                          377,850         244,620
      11,400   UNION PACCORP                                                           436,933         544,920
      13,940   UNITED PARCEL SVC INC                                                   985,419         768,930
      23,250   UNITED TECHNOLOGIES CORP                                              1,021,959       1,246,200
       2,500   URS CORP NEW (b)                                                         94,338         101,925
       5,600   USG CORP (b)                                                             79,142          45,024
       2,100   WALTER INDS INC                                                          56,774          36,771
      10,950   WASTE MGMT INC DEL                                                      214,223         362,883
                                                                                 -------------   -------------
                                                                                    24,980,758      23,950,448        12.14%
   Information technology:
      13,200   ACCENTURELTD BERMUDA                                                    511,648         432,828
      12,600   ACTIVISION BLIZZARD INC (b)                                             111,241         108,864
      14,524   ADOBE SYSINC (b)                                                        368,313         309,216
      24,400   ADVANCED MICRO DEVICES INC (b)                                          115,918          52,704
       1,500   AFFILIATED COMPUTER SVCS INC (b)                                         70,406          68,925
      10,400   AGILENT TECHNOLOGIES INC (b)                                            250,955         162,552
       6,400   ALTERA CORP                                                             120,963         106,944
       5,300   AMDOCS LTD                                                              161,841          96,937
       4,000   AMPHENOL CORP NEW                                                       168,180          95,920
       4,200   ANALOG DEVICES INC                                                       37,670          79,884
      19,000   APPLE INC (b)                                                           971,893       1,621,650
      27,800   APPLIED MATERIALS INC                                                   391,284         281,614
       2,200   ARROW ELECTRS INC (b)                                                    73,136          41,448
       4,466   ASML HOLDING N V                                                         30,563          80,701
       5,486   AUTODESK INCORPORATED (b)                                               183,162         107,800
      13,566   AUTOMATICDATA PROCESSING INC                                            495,304         533,686
       1,800   AVNET INC (b)                                                            64,539          32,778
       3,350   BMC SOFTWARE INC (b)                                                     58,044          90,149
       9,012   BROADCOM CORP (b)                                                       183,572         152,934
      10,925   CA INC                                                                  208,510         202,440
       9,000   CADENCE DESIGN SYS INC (b)                                              147,531          32,940
       3,400   CERNER CORP (b)                                                         153,423         130,730
     128,550   CISCO SYSINC (b)                                                        703,244       2,095,365
       3,234   CITRIX SYS INC (b)                                                       25,998          76,225
       5,100   COGNIZANTTECHNOLOGY SOLUTIONS (b)                                        77,624          92,106
       2,074   COMMSCOPEINC (b)                                                         90,418          32,230
       5,622   COMPUTER SCIENCES CORP (b)                                              262,493         197,557

See accompanying notes to financial statements.          22          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Information technology (Cont'd):
       8,000   COMPUWARECORP (b)                                                        54,024          54,000
      39,200   CORNING INC                                                             490,464         373,576
       2,700   CYPRESS SEMICONDUCTOR CORP (b)                                            8,499          12,069
      44,450   DELL INC (b)                                                          1,086,441         455,168
      18,500   EBAY INC (b)                                                            170,492         258,260
       5,000   ELECTRONIC ARTS INC (b)                                                 260,777          80,200
      45,910   EMC CORP (b)                                                            396,942         480,678
       3,700   EMULEX CORP (b)                                                          49,943          25,826
       2,100   EQUINIX INC (b)                                                         162,761         111,699
       1,400   F5 NETWORKS INC (b)                                                      32,375          32,004
         700   FAIR ISAAC CORPORATION                                                   23,898          11,802
       1,600   FAIRCHILDSEMICONDUCTOR INTL (b)                                          21,840           7,824
         544   FIRST SOLAR INC (b)                                                      60,237          75,050
       7,983   FLEXTRONICS INTERNATIONAL LTD                                            89,720          20,436
       1,700   FLIR SYS INC (b)                                                         69,233          52,156
       5,067   GOOGLE INC (b)                                                        1,745,397       1,558,863
       2,800   HARRIS CORP DEL                                                          37,337         106,540
      56,127   HEWLETT PACKARD CO                                                    1,048,980       2,036,849
       2,710   IAC INTERACTIVECORP (b)                                                  66,598          42,628
         500   IHS INC (b)                                                              34,583          18,710
       6,110   INTEGRATED DEVICE TECHNOLOGY (b)                                         79,318          34,277
     123,000   INTEL CORP                                                              678,427       1,803,180
      31,200   INTERNATIONAL BUSINESS MACHS                                          2,691,017       2,625,792
       7,800   INTERSIL CORP                                                           123,552          71,682
       7,800   INTUIT (b)                                                              187,603         185,562
       3,000   JABIL CIRCUIT INC                                                        49,755          20,250
      14,267   JUNIPER NETWORKS INC (b)                                                289,096         249,815
       3,000   KLA TENCOR CORP                                                         101,654          65,370
       3,000   LAM RESH CORP (b)                                                        83,706          63,840
       2,371   LENDERPROCESSING SVCS INC                                                76,903          69,826
       1,800   LEXMARK INTL INC (b)                                                     75,928          48,420
       4,600   LINEAR TECHNOLOGY CORP                                                  143,858         101,752
      28,600   LSI CORP (b)                                                            120,263          94,094
      10,300   MARVELL TECHNOLOGY GROUP LTD                                            105,209          68,701
       2,900   MCAFEE INC (b)                                                           65,012         100,253
       6,914   MEMC ELECTR MATLS INC (b)                                               212,290          98,732
       4,267   METAVANTETECHNOLOGIES INC (b)                                            97,561          68,741
       5,400   MICROCHIPTECHNOLOGY INC                                                 101,340         105,462
      34,800   MICRON TECHNOLOGY INC (b)                                               184,801          91,872
     177,750   MICROSOFTCORP                                                         2,239,522       3,455,460
       2,500   MOLEX INC                                                                68,986          36,225
      42,700   MOTOROLA INC                                                            342,508         189,161
       4,400   NATIONAL SEMICONDUCTOR CORP                                              72,388          44,308
       4,000   NCR CORP NEW (b)                                                         85,604          56,560
       8,800   NETAPP INC (b)                                                          216,784         122,936
       5,200   NOVELL INC (b)                                                           31,071          20,228
       2,800   NOVELLUS SYS INC (b)                                                     70,810          34,552
       2,300   NUANCE COMMUNICATIONS INC (b)                                            37,870          23,828
      17,750   NVIDIA CORP (b)                                                         191,401         143,243
       6,700   ON SEMICONDUCTOR CORP (b)                                                63,550          22,780
      82,962   ORACLE CORP (b)                                                         251,358       1,470,916
       3,666   PAYCHEX INC                                                              10,315          96,342
       1,400   PERKINELMER INC                                                          25,256          19,474
       2,600   POLYCOM INC (b)                                                          26,520          35,126
       5,700   QLOGIC CORP (b)                                                          82,128          76,608
      37,350   QUALCOMM INC                                                          1,002,490       1,338,251
       4,500   RAMBUS INC DEL (b)                                                       79,087          71,640
       4,200   RED HAT INC (b)                                                          61,669          55,524
       1,600   ROPER INDS                                                              104,136          69,456

See accompanying notes to financial statements.          23          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                    December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Information technology (Cont'd):
       2,100   SALESFORCE COM INC (b)                                            $     102,263          67,221
       7,800   SANDISK CORP (b)                                                        118,234          74,880
         500   SOHU COM INC (b)                                                         36,563          23,670
      12,956   SUN MICROSYSTEMS INC (b)                                                214,445          49,492
      21,819   SYMANTEC CORP (b)                                                       187,612         294,993
       4,200   SYNOPSYS INC (b)                                                         88,560          77,784
       6,450   TELLABS INC (b)                                                          37,637          26,574
       2,000   TERADATA CORP (b)                                                        38,279          29,660
      30,000   TEXAS INSTRS INC                                                        634,345         465,600
      11,200   THERMO FISHER SCIENTIFIC INC (b)                                        369,287         381,584
       1,300   TRIMBLE NAVIGATION LTD (b)                                               49,602          28,093
       6,600   UNISYS CORP (b)                                                          38,907           5,610
       4,300   VERISIGN INC (b)                                                         82,496          82,044
       2,600   WATERS CORP (b)                                                          60,997          95,290
       5,900   WESTERN DIGITAL CORP (b)                                                 91,433          67,555
      26,850   XEROX CORP                                                              344,530         213,995
       9,850   XILINX INC                                                               69,366         175,527
      37,940   YAHOO INC (b)                                                           675,580         462,868
                                                                                 -------------   -------------
                                                                                    25,719,285      29,104,143        14.75%
   Materials:
       4,675   AIR PRODS+ CHEMS INC                                                    297,179         235,012
       1,000   AIRGAS INC                                                               62,701          38,990
       4,316   AK STL HLDG CORP                                                        137,899          40,225
         600   ALBEMARLECORP                                                            23,955          13,380
      18,700   ALCOA INC                                                               529,300         210,562
       4,500   ALLEGHENYTECHNOLOGIES INC                                               165,665         114,885
       5,300   ARCH COALINC                                                             47,687          86,337
       3,032   BALL CORP                                                                70,662         126,101
       4,200   BEMIS CO INC                                                             93,645          99,456
       2,600   CELANESE CORP DE                                                        126,875          32,318
       2,700   CLIFFS NAT RES INC                                                       67,919          69,147
       3,384   CONSOL ENERGY INC                                                       101,377          96,715
       4,300   CROWN HLDGS INC (b)                                                      74,494          82,560
       3,537   CYTEC INDS INC                                                          195,563          75,055
      21,450   DOW CHEM CO                                                             762,163         323,681
      21,925   DU PONT EI DE NEMOURS + CO                                              935,063         554,703
         438   EAGLE MATLS INC                                                           1,727           8,064
       1,000   EASTMAN CHEM CO                                                          32,854          31,710
       3,671   ECOLAB INC                                                              140,788         129,036
         800   FMC CORP                                                                 62,972          35,784
       9,748   FREEPORT MCMORAN COPPER + GOLD (b)                                      489,522         238,241
         800   GREIF INC                                                                50,244          26,744
       5,100   HUNTSMAN CORP                                                            96,099          17,544
      11,231   INTERNATIONAL PAPER CO                                                  394,747         132,526
       4,883   INTRNTNL FLAVRS + FRAGRNCS INC                                          105,046         145,123
       1,500   LUBRIZOL CORP                                                            72,108          54,585
         700   MARTIN MARIETTA MATLS INC                                                27,965          67,956
         900   MASSEY ENERGY CORP                                                       37,637          12,411
       4,175   MEADWESTVACO CORP                                                        95,626          46,718
      11,215   MONSANTO CO NEW                                                         154,451         788,975
       3,500   MOSAIC CO                                                               137,267         121,100
      10,245   NEWMONT MNG CORP                                                        232,804         416,972
       8,800   NUCOR CORP                                                              154,139         406,560
       2,700   OM GROUP INC (b)                                                         12,143          56,997
       4,950   OWENS ILLINC (b)                                                         91,031         135,284
       1,100   PACKAGINGCORP AMER                                                       24,772          14,806
       2,450   PACTIV CORP (b)                                                          22,665          60,956
       1,440   PATRIOT COAL CORPORATION (b)                                             14,204           9,000
       7,200   PEABODY ENERGY CORP                                                     208,428         163,800

See accompanying notes to financial statements.          24          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Materials (Cont'd):
       3,086   PPG INDS INC                                                      $     144,348         130,939
       5,950   PRAXAIR INC                                                             256,512         353,192
       4,748   RAYONIER INC                                                            110,370         148,850
       3,000   ROHM + HAAS CO                                                          117,514         185,370
       6,000   RPM INTL INC                                                             61,643          79,740
       3,400   SEALED AIR CORP NEW                                                      82,806          50,796
       3,200   SIGMA ALDRICH                                                           187,446         135,168
       5,200   SONOCO PRODS CO (b)                                                     127,607         120,432
       5,400   SOUTHERN COPPER CORP DEL                                                 64,881          86,724
       3,600   STEEL DYNAMICS INC                                                       87,525          40,248
       2,349   TITANIUM METALS CORP                                                     62,648          20,695
       2,100   UNITED STS STL CORP NEW                                                 133,602          78,120
       3,200   VALSPAR CORP                                                             68,240          57,888
       2,157   VULCAN MATLS CO                                                         120,017         150,084
                                                                                 -------------   -------------
                                                                                     7,976,542       6,958,262         3.53%
   Telecommunication services:
       7,450   AMERICAN TOWER CORP (b)                                                 148,350         218,434
     128,015   AT+T INC                                                              3,317,931       3,648,428
       3,450   CENTURYTEL INC                                                           93,913          94,289
       3,400   CROWN CASTLE INTL CORP (b)                                              101,018          59,772
       1,140   ECHOSTAR CORP (b)                                                        36,944          16,952
       3,992   EMBARQ CORP                                                             121,233         143,552
      11,525   FRONTIER COMMUNICATIONS CORP                                             88,166         100,729
       8,000   JDS UNIPHASE CORP (b)                                                   111,480          29,200
         700   LEAP WIRELESS INTL INC (b)                                               36,068          18,823
      34,500   LEVEL 3 COMMUNICATIONS INC (b)                                          107,123          24,150
       7,353   LIBERTY GLOBAL INC (b)                                                  190,626         117,060
       3,100   METROPCS COMMUNICATIONS INC (b)                                          55,475          46,035
       3,200   NII HLDGSINC (b)                                                        136,078          58,176
      27,900   QWEST COMMUNICATIONS INTL INC                                           104,765         101,556
       1,500   SBA COMMUNCATIONS CORP (b)                                               53,918          24,480
      26,366   SPRINT NEXTEL CORP (b)                                                  187,678          48,250
       1,300   TELEPHONE+ DATA SYS INC                                                  26,702          41,275
       1,300   TELEPHONE+ DATA SYS INC                                                  26,702          36,530
       6,200   TIME WARNER CABLE INC (b)                                               158,565         132,990
       1,980   UNITED STATES CELLULAR CORP (b)                                          99,059          85,615
      53,883   VERIZON COMMUNICATIONS                                                2,186,571       2,165,634
       2,660   VODAFONE GROUP PLC NEW (d)                                               30,679          54,370
      11,424   WINDSTREAM CORP                                                         138,133         105,101
                                                                                 -------------   -------------
                                                                                     7,557,176       7,371,399         3.74%
   Utilities:
      24,467   AES CORP (b)                                                            353,174         201,608
       4,500   AGL RES INC                                                             135,198         141,075
       3,000   ALLEGHENYENERGY INC                                                     168,525         101,580
       5,400   AMEREN CORP                                                             209,724         179,604
       6,000   AMERICAN ELEC PWR INC                                                   206,517         199,680
       3,488   AQUA AMERINC                                                             67,899          71,818
       5,800   CENTERPOINT ENERGY INC                                                   66,308          73,196
      14,300   CMS ENERGY CORP                                                         204,448         144,573
       4,200   CONSOLIDATED EDISON INC                                                 175,999         163,506
       2,515   CONSTELLATION ENERGY GROUP INC                                          129,103          63,101
      11,762   DOMINION RES INC VA NEW                                                 415,229         421,550
       5,300   DTE ENERGY CO                                                           213,573         189,051
      26,313   DUKE ENERGY HLDG CORP                                                   334,628         394,958
       8,700   DYNEGY INC DEL (b)                                                       61,901          17,400
       9,425   EDISON INTL                                                             108,441         302,731
       4,164   ENTERGY CORP NEW                                                        150,636         346,153
      13,732   EXELON CORP                                                             639,169         763,637
       5,816   FIRSTENERGY CORP                                                        298,081         282,541

See accompanying notes to financial statements.          25          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Utilities (Cont'd):
       8,972   FPL GROUPINC                                                            419,343         451,561
       3,300   INTEGRYS ENERGY GROUP INC                                               164,560         141,834
       7,300   MDU RES GROUP INC                                                       233,491         157,534
       7,200   MIRANT CORP NEW (b)                                                     263,250         135,864
       2,900   NALCO HLDG CO                                                            58,310          33,466
       1,500   NATIONAL FUEL GAS CO N J                                                 38,322          46,995
       7,800   NISOURCE INC                                                            128,106          85,566
       2,600   NORTHEASTUTILS                                                           64,649          62,556
       6,400   NRG ENERGY INC (b)                                                      272,994         149,312
       3,900   NV ENERGYINC                                                             52,241          38,571
       2,400   OGE ENERGY CORP                                                          43,344          61,872
       2,128   PEPCO HLDGS INC                                                          49,590          37,793
       7,100   PETROHAWKENERGY CORP (b)                                                263,718         110,973
       9,800   PG+E CORP                                                               131,785         379,358
       1,300   PIEDMONT NAT GAS INC                                                     31,174          41,171
       2,400   PINNACLE WEST CAP CORP                                                   71,637          77,112
       6,387   PPL CORP                                                                203,124         196,017
       6,131   PROGRESS ENERGY INC                                                     230,254         244,320
       9,384   PUBLIC SVC ENTERPRISE GROUP                                             285,119         273,731
       6,350   PUGET ENERGY INC                                                        129,583         173,165
       5,800   QUESTAR CORP                                                             66,188         189,602
      12,600   RELIANT ENERGY INC (b)                                                  161,722          72,828
       6,500   SEMPRA ENERGY                                                           360,600         277,095
      16,459   SOUTHERN CO                                                             456,985         608,983
       7,200   SOUTHWESTERN ENERGY CO (b)                                              107,060         208,584
      14,554   SPECTRA ENERGY CORP                                                     278,225         229,080
       7,600   TECO ENERGY INC                                                          90,842          93,860
       3,000   UGI CORP NEW                                                             48,600          73,260
       3,710   WISCONSINENERGY CORP                                                     71,536         155,746
      12,125   XCEL ENERGY INC                                                         108,918         224,919
                                                                                 -------------   -------------
                                                                                     8,823,819       9,090,490         4.61%
   Cash equivalents:
     906,875   SSGA MONEY MARKET FUND, current rate 1.15%                              906,875         906,875
                                                                                 -------------   -------------
                                                                                       906,875         906,875         0.46%
                                                                                 -------------   -------------   ----------
                        Schedule of investments grand total (c)                  $ 189,802,855     196,738,621        99.73%
                                                                                 =============   =============   ==========

Notes to schedule of investments:

(a) Securities are valued in accordance with procedures described in note 2 to the December 31, 2008 financial statements.

(b)   Currently non-income producing assets.

(c) At December 31, 2008, the cost for Federal income tax purposes was $190,089,025. The aggregate gross unrealized appreciation and depreciation of investments in securities based of this cost were as follows:

           Gross unrealized appreciation                         $  43,391,699
                                                                 -------------
           Gross unrealized depreciation                           (36,742,102)
                                                                 -------------
              Net unrealized appreciation                        $   6,649,596
                                                                 =============

(d) Foreign security values are stated in U.S. dollars. As of December 31, 2008 the value of foreign securities represented 0.03% of net assets.

See accompanying notes to financial statements.          26          (Continued)

                           CLEARWATER INVESTMENT TRUST
                Schedule of Investments - Clearwater Growth Fund
                                December 31, 2008

                Clearwater Growth Fund Portfolio Diversification
                         (as a percentage of net assets)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                       10%
Consumer Staples                                                             10%
Energy                                                                       12%
Financials                                                                   14%
Healthcare                                                                   14%
Industrials                                                                  12%
Information Technology                                                       15%
Materials                                                                     4%
Telecom                                                                       4%
Utilities                                                                     5%

See accompanying notes to financial statements.

                           CLEARWATER INVESTMENT TRUST
               Schedule of Investments - Clearwater Small Cap Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
Common stocks:

   Consumer discretionary:
       8,600   AMERISTARCASINOS INC                                                     66,361          74,304
      17,700   AUTOLIV                                                                 676,547         379,842
      13,305   BRIGHTPOINT INC (b)                                                      94,841          57,877
      32,800   CENTURY CASINOS INC (b)                                                  44,773          33,784
      24,100   CRACKER BARREL OLD CTRY STORE                                           553,968         496,219
      81,150   DENNYS CORP (b)                                                         206,329         161,489
      13,545   DOLLAR TREE INC (b)                                                     379,547         566,181
      30,040   FOSSIL INC (b)                                                          970,448         501,668
      50,050   FREDS INC                                                               487,595         538,538
      20,000   GAYLORD ENTMT CO NEW (b)                                                690,670         216,800
       7,950   GEOEYE INC (b)                                                          167,309         152,879
     108,600   HANCOCK FABRICS INC (b)                                                  44,526          54,300
     357,467   HANDLEMANCO DEL (b)                                                     498,524          57,195
      23,500   HANESBRANDS INC (b)                                                     550,908         299,625
      24,690   JAKKS PACINC (b)                                                        582,297         509,355
      39,830   JO ANN STORES INC (b)                                                   436,967         616,967
      12,900   ORIENT EXPRESS HOTELS LTD (b)                                           441,491          98,814
      35,605   PHILLIPS VAN HEUSEN CORP                                              1,359,322         716,729
      37,000   SAKS INC (b)                                                            726,044         162,060
      12,000   SNAP ON INC                                                             552,421         472,560
      40,385   TUPPERWARE BRANDS CORP                                                1,274,282         916,740
      11,850   VAIL RESORTS INC (b)                                                    430,566         315,210
      13,000   WABCO HLDGS INC                                                         614,201         205,270
      11,050   WABTEC                                                                  385,120         439,238
      16,000   WABTEC                                                                  424,579         636,000
      24,000   WYNDHAM WORLDWIDE CORP                                                  691,325         157,200
                                                                                 -------------   -------------
                                                                                    13,350,959       8,836,841         7.31%
   Consumer staples:
      27,000   FLOWERS FOODS INC                                                       511,723         657,720
      13,800   HQ SUSTAINABLE MARTITIME (b)                                             61,762         108,054
      76,320   INTER PARFUMS INC                                                       930,391         586,138
     108,721   MEDIFAST INC (b)                                                        572,705         601,227
       9,400   OMEGA PROTEIN CORP (b)                                                   63,279          37,694
      14,050   OVERHILL FARMS INC (b)                                                   82,007          58,870
      17,400   RALCORP HLDGS INC NEW (b)                                               995,846       1,016,160
      65,000   SALLY BEAUTY HLDGS INC (b)                                              562,956         369,850
      50,400   SPARTAN STORES INC                                                    1,166,779       1,171,800
      59,010   TREEHOUSE FOODS INC (b)                                               1,285,800       1,607,432
                                                                                 -------------   -------------
                                                                                     6,233,249       6,214,945         5.14%
   Energy:
       7,000   ATLAS ENERGY RESOURCES LLC                                              279,052          89,390
      34,955   ATP OIL & GAS CORPORATION (b)                                         1,292,638         204,487
      22,400   BARRETT BILL CORP (b)                                                   482,528         473,312
      22,854   COMSTOCK RES INC (b)                                                    793,608       1,079,852
      34,000   EXCO RES INC (b)                                                        570,189         308,040
      22,000   GOODRICH PETE CORP (b)                                                  668,990         658,900
      12,665   GULFMARK OFFSHORE INC (b)                                               623,000         301,300
      39,650   NATCO GROUP INC (b)                                                   1,453,853         601,887
      14,850   OIL STATES INTL INC (b)                                                 652,649         277,547
      62,800   PETROQUEST ENERGY INC (b)                                             1,576,321         424,528
      14,000   PLAINS EXPL & PRODTN CO (b)                                             615,865         325,360
      53,115   ROSETTA RES INC (b)                                                   1,181,805         376,054
      32,355   T 3 ENERGY SVCS INC (b)                                               1,495,294         305,431
       8,169   T.G.C. INDUSTRIES INC (b)                                                58,813          16,910
      21,000   TESCO CORP (b)                                                          552,977         149,940
      13,350   WHITING PETE CORP NEW (b)                                               394,647         446,691
      27,000   WILLBROS GROUP INC (b)                                                  458,328         228,690
                                                                                 -------------   -------------
                                                                                    13,150,557       6,268,318         5.19%
   Financials:
      24,275   ABINGTON BANCORP INC PENN                                               233,652         224,544
      32,800   ASPEN INSURANCE HOLDINGS LTD (b)                                        716,918         795,400
      30,000   BANKFINANCIAL CORP                                                      512,714         305,700
      28,000   BROADRIDGE FINL SOLUTIONS INC                                           458,289         351,120
      20,000   CITIZENS FIRST BANCORP INC (b)                                          478,265          42,000
     324,639   CITIZENS REPUBLIC BANKCORP INC (b)                                    1,037,720         967,424

See accompanying notes to financial statements.          28          (Continued)

                           CLEARWATER INVESTMENT TRUST
               Schedule of Investments - Clearwater Small Cap Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
      12,552   COGDELL SPENCER INC                                                     189,444         117,487
       7,550   COLUMBIA BKY SYS INC                                                    114,416          90,072
         871   COMMUNITYBANKERS TR CORP                                                  2,535           2,613
      26,000   COMMUNITYTR BANCORP INC                                                 746,975         955,500
      28,100   CONSECO INC (b)                                                          59,447         145,558
      30,650   CORPORATEOFFICE PPTYS TR                                              1,113,933         940,955
      34,500   EASTERN INS HLDGS INC                                                   454,633         277,035
      14,650   EASTGROUPPPTYS INC                                                      424,110         521,247
      10,300   ENCORE BANCSHARES INC (b)                                               167,687         113,300
      47,000   EPOCH HLDG CORP                                                         635,624         356,730
      32,400   FIRST COMWLTH FINL CORP PA                                              319,064         401,112
      47,676   FIRST MERCHANTS CORP                                                    973,433       1,058,884
      84,000   FIRST NIAGARA FINL GROUP INC                                          1,211,964       1,358,280
       9,350   FIRST POTOMAC RLTY TR                                                   139,984          86,955
      27,000   FORESTAR GROUP INC (b)                                                  636,481         257,040
      15,285   HEALTHCARE RLTY TR                                                      287,988         358,892
         300   HF FINANCIAL CORP                                                         3,312           3,846
      34,080   HOME FED BANCORP INC MD                                                 450,267         365,338
      12,820   HORIZON BANCORP IND                                                     247,077         160,250
       6,200   IBERIABANK CORP                                                         249,764         297,600
       9,400   INDEPENDENT BK CORP MI                                                   54,527          20,304
      34,485   IPC HOLDINGS LTD BERMUDA (d)                                            761,349       1,031,102
     168,645   KITE RLTYGROUP TR                                                     1,881,197         937,666
       4,200   MEDICAL PPTYS TR INC                                                     26,397          26,502
      10,350   MID AMER APT CMNTYS INC                                                 500,662         384,606
      16,000   MISSION WEST PPTYS INC MD                                               113,560         122,400
      79,795   NATIONAL RETAIL PPTYS INC                                             1,556,137       1,371,676
      53,550   NEWALLIANCE BANCSHARES INC                                              681,318         705,254
       9,350   PACIFIC CONTL CORP                                                      133,529         139,970
      15,900   PLATINUM UNDERWRITERS HOLDINGS (b)                                      480,271         573,672
      20,000   PRIVATEBANKCORP INC                                                     668,656         649,200
      35,600   PULASKI FINL CORP                                                       343,866         238,164
      34,490   RENASANT CORP                                                           703,942         587,365
      12,700   STELLARONE CORP                                                         225,290         214,630
         750   STERLING BANCSHARES INC                                                   4,450           4,560
      63,050   TEXAS CAPBANCSHARES INC (b)                                             979,089         842,348
       5,250   WASHINGTON TR BANCORP INC                                               116,362         103,688
      82,000   WESTFIELDFINL INC NEW                                                   857,918         846,240
      10,250   WINTRUST FINL CORP                                                      254,339         210,843
                                                                                 -------------   -------------
                                                                                    22,208,554      19,565,068        16.19%
   Healthcare:
     135,558   AKORN INC (b)                                                           656,987         311,783
      17,850   AMEDISYS INC (b)                                                        860,357         737,919
      15,050   AMERIGROUP CORP (b)                                                     418,202         444,276
      10,000   AMERISOURCEBERGEN CORP                                                  327,861         356,600
      12,445   BIO IMAGING TECHNOLOGIES INC (b)                                         85,525          45,549
       9,175   BIO RAD LABORATORIES INC (b)                                            721,278         690,969
      27,350   CATALYST HEALTH SOLUTIONS INC (b)                                       531,257         665,973
      12,000   COVIDIEN LTD                                                            503,805         434,880
      29,324   EMERGENCY MED SVCS CORP (b)                                             651,331       1,073,552
       4,665   ERESEARCHTECHNOLOGY INC (b)                                              29,714          30,929
      30,473   HEALTHTRONICS INC (b)                                                    75,346          68,564
      16,000   HILL ROM HLDGS                                                          377,927         263,360
      37,380   IMMUCOR CORP (b)                                                        976,472         993,560
      28,000   IMS HEALTH INC                                                          419,289         424,480
       9,450   INTEGRAMED AMER INC (b)                                                  72,200          63,315
      49,950   KENDLE INTL INC (b)                                                   1,689,084       1,284,714
      14,415   MARTEK BIOSCIENCES CORP (b)                                             458,715         436,919
       9,400   MAXIMUS INC                                                             299,141         330,034
      37,705   NEOGENOMICS INC (b)                                                      39,213          23,000
      60,250   NOVAMED EYECARE INC (b)                                                 259,499         208,465
       5,350   NOVEN PHARMACEUTICALS INC (b)                                            63,668          58,850
      13,650   ONYX PHARMACEUTICALS INC (b)                                            542,660         466,284
       7,967   ORASURE TECHNOLOGIES INC (b)                                             38,107          29,319
      18,000   PHARMERICA CORP (b)                                                     358,538         282,060
      25,050   PSYCHIATRIC SOLUTIONS INC (b)                                           918,891         697,643

See accompanying notes to financial statements.          29          (Continued)

                           CLEARWATER INVESTMENT TRUST
               Schedule of Investments - Clearwater Small Cap Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
      49,650   SUNLINK HEALTH SYS INC (b)                                              385,228          44,685
     123,720   SYMMETRY MED INC (b)                                                  1,979,030         986,048
      58,150   SYNERGETICS USA INC (b)                                                 129,352          51,754
      72,495   THORATEC CORP (b)                                                     1,295,649       2,355,363
       5,450   UNIVERSALHEALTH SVCS INC                                                204,605         204,605
                                                                                 -------------   -------------
                                                                                    15,368,931      14,065,450        11.64%
   Industrials:
      62,745   ACTUANT CORP                                                            988,131       1,193,410
      14,000   ACUITY BRANDS INC                                                       504,959         488,740
      27,000   AECOM TECHNOLOGY CORP (b)                                               628,313         829,710
      10,650   ALLIED DEFENSE GROUP INC (b)                                             64,813          66,030
      36,000   ALTRA HLDGS INC (b)                                                     544,587         284,760
      18,000   AMERICAN RAILCAR INDS INC                                               493,342         189,540
         500   AMERICAN SCIENCE + ENGR INC                                              28,493          36,980
      14,409   APPLIED SIGNAL TECHNOLOGY INC                                           213,968         258,497
      30,710   ARGON ST INC (b)                                                        540,579         579,191
      16,550   ASTRONICSCORP (b)                                                       205,267         147,295
       2,475   ASTRONICSCORP (b)                                                        32,956          21,260
      52,155   BE AEROSPACE INC (b)                                                  1,625,673         401,072
       6,000   BRINKS CO                                                               191,581         161,280
      11,000   BRINKS HOME SEC HLDGS INC (b)                                           258,475         241,120
      18,000   BUCYRUS INTL INC NEW                                                    429,218         333,360
      10,063   CECO ENVIRONMENTAL CORP (b)                                              26,025          24,352
      18,500   CHICAGO BRDG + IRON CO N V                                              477,116         185,925
       1,400   COINSTAR INC (b)                                                         26,284          27,314
      14,000   COLFAX CORP (b)                                                         272,190         145,460
      22,250   COVANTA HLDG CORP (b)                                                   429,012         488,610
      23,810   CRA INTL INC (b)                                                        956,384         641,203
      48,150   CURTISS WRIGHT CORP                                                   2,034,828       1,607,729
      11,300   DONALDSONCO INC                                                         346,746         380,245
      10,290   DST SYS INC DEL (b)                                                     394,073         390,814
      95,465   EAGLE BULK SHIPPING INC (b)                                           2,458,737         651,071
       8,400   ENNIS INC                                                               121,818         101,724
      13,850   ENPRO INDS INC (b)                                                      429,513         298,329
       8,500   FLOWSERVECORP                                                           433,671         437,750
      23,500   FOSTER L B CO (b)                                                       542,920         735,080
      20,000   FOSTER WHEELER LTD (b)                                                  407,971         467,600
      23,840   GARDNER DENVER INC (b)                                                  924,976         556,426
     127,050   GENCORP INC (b)                                                         856,123         467,544
      19,950   GENESEE & WYO INC (b)                                                   502,922         608,475
       8,033   GEVITY HRINC                                                             11,858          12,130
     120,200   GT SOLAR INTL INC (b)                                                   873,562         347,378
      13,000   HARSCO CORP                                                             678,865         359,840
       7,530   HURON CONSULTING GRP INC (b)                                            303,865         431,243
      49,502   ICF INTL INC (b)                                                        724,496       1,216,264
      63,100   ICONIX BRAND GROUP INC (b)                                              690,074         617,118
      40,812   II VI INC (b)                                                           986,361         779,101
      46,950   INVENTUREGROUP INC (b)                                                   87,423          76,529
      49,875   IPG PHOTONICS CORP (b)                                                  781,893         657,353
      40,000   JOHN BEANTECHNOLOGIES CORP                                              516,680         326,800
      13,300   JOY GLOBAL INC                                                          515,967         304,437
      17,550   KANSAS CITY SOUTHERN (b)                                                461,425         334,328
      35,750   KOPPERS HLDGS INC                                                     1,471,087         772,915
      16,932   KREISLER MFG CORP (b)                                                   144,742          82,459
       2,700   KVH INDS INC (b)                                                         10,996          13,986
       5,350   LECG CORP (b)                                                            45,377          35,899
      14,200   MANITEX INTL INC (b)                                                     57,084          14,626
      20,200   MCDERMOTT INTL INC (b)                                                  481,195         199,576
      43,000   MUELLER WTR PRODS INC                                                   654,608         361,200
      37,500   PERINI CORP (b)                                                       1,157,370         876,750
      18,830   REGAL BELOIT CORP                                                       577,311         715,352
      11,000   SHAW GROUP INC (b)                                                      545,024         225,170
     242,740   STAMFORD INDL GROUP INC (b)                                             362,814         157,781
       7,600   STERLING CONSTR INC (b)                                                 126,922         140,904
      14,500   TENNANT CO                                                              600,951         223,300
      11,800   TEREX CORP NEW (b)                                                      500,395         204,376
      10,650   THOMAS + BETTS CORP (b)                                                 497,587         255,813

See accompanying notes to financial statements.          30          (Continued)

                           CLEARWATER INVESTMENT TRUST
               Schedule of Investments - Clearwater Small Cap Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
      18,000   TIMKEN CO                                                               583,801         353,340
      12,000   TYCO INTERNATIONAL LTD BERMUDA (d)                                      583,430         259,200
       9,270   ULTRALIFECORP COM (b)                                                    80,063         124,311
     471,699   VALASSIS COMMUNICATIONS INC (b)                                       3,600,035         622,643
      32,263   WHX CORP (b)                                                            443,393         258,104
      83,800   WRIGHT EXPRESS CORP (b)                                               1,916,145       1,055,880
                                                                                 -------------   -------------
                                                                                    39,464,463      25,864,000        21.41%
   Information technology:
     474,785   3COM CORP (b)                                                           984,369       1,082,510
     340,796   8X8 INC NEW (b)                                                         374,767         161,878
       9,400   ADEPT TECHNOLOGY INC (b)                                                 69,014          35,250
     149,400   ADVANCED ANALOGIC TECHNOLOGIES (b)                                      394,323         451,188
      93,215   ALLIANCE FIBER OPTIC PRODS INC (b)                                      117,524          59,937
      22,800   ANADIGICSINC (b)                                                         30,998          33,744
     154,806   ANAREN INC (b)                                                        1,649,684       1,849,932
      54,600   AVOCENT CORP (b)                                                      1,451,344         977,886
      44,175   AXT INC (b)                                                             176,071          59,636
      29,350   BLUEPHOENIX SOLUTIONS LTD (b)                                           110,814          54,591
      20,630   CACI INTLINC (b)                                                        860,099         930,207
      15,682   DATALINK CORP (b)                                                        61,349          48,771
      82,350   DAYSTAR TECHNOLOGIES INC (b)                                            286,571          77,409
      84,076   DYNAMICS RESH CORP (b)                                                  794,717         672,608
      33,100   ENTROPIC COMMUNICATIONS INC (b)                                          48,110          16,550
      13,335   FREQUENCYELECTRS INC (b)                                                 80,200          38,005
      90,750   GILAT SATELLITE NETWORKS LTD (b)                                        502,636         236,858
       1,000   GLOBECOMMSYS INC (b)                                                      5,326           5,490
     675,700   GRAPHON CORP (b)                                                        198,429          47,299
      11,250   GSI TECHNOLOGY INC (b)                                                   39,591          30,825
      32,450   HENRY JACK + ASSOC INC                                                  736,133         629,855
       5,300   INDUSTRIAL SVCS AMER INC FL                                              54,075          27,931
       8,500   INTEGRAL SYS INC MD (b)                                                  76,485         102,425
      79,650   KANA SOFTWARE INC (b)                                                   119,228          55,755
     107,549   LOGICVISION INC DE (b)                                                   86,944          80,662
     246,598   LOOKSMART LTD (b)                                                       754,933         401,955
      41,935   MICROSEMI CORP (b)                                                      947,169         530,058
      23,450   MICROTUNE INC DEL (b)                                                    85,617          47,838
     206,446   RADIANT SYS INC (b)                                                   2,371,931         695,723
       9,350   RADISYS CORP (b)                                                         77,749          51,706
       9,050   SEMITOOL INC (b)                                                         76,712          27,603
      73,870   SKYWORKS SOLUTIONS INC (b)                                              314,418         409,240
      16,800   SL INDS INC (b)                                                         256,691         147,840
      26,850   SPECTRUM CTL INC (b)                                                    219,607         164,859
       4,950   SYMMETRICOM INC (b)                                                      16,904          19,553
      13,455   TELEDYNE TECHNOLOGIES INC (b)                                           704,515         599,420
      95,460   TELLABS INC (b)                                                         356,814         393,295
      11,400   TESSCO TECHNOLOGIES INC (b)                                             169,472          99,294
     107,500   TIER TECHNOLOGIES INC (b)                                               945,690         580,500
      15,100   TRIDENT MICROSYSTEMS INC (b)                                             25,721          28,539
     202,200   UNISYS CORP (b)                                                         166,847         171,870
      77,662   VIASAT INC (b)                                                        1,564,539       1,870,101
       9,210   VIRAGE LOGIC CORP (b)                                                    61,625          27,538
      23,300   ZILOG INC (b)                                                            55,218          67,570
      59,500   ZORAN CORP (b)                                                          375,375         406,385
                                                                                 -------------   -------------
                                                                                    18,856,350      14,508,086        12.01%
   Materials:
      17,000   APTARGROUP INC                                                          711,338         599,080
      10,500   DELTIC TIMBER CORP                                                      503,271         480,375
      14,000   FMC CORP                                                                501,894         626,220
     156,605   GRAFTECH INTL LTD (b)                                                 2,984,423       1,302,954
      25,175   GREIF INC                                                             1,433,364         841,600
      23,962   HAYNES INTL INC (b)                                                   1,308,459         589,944
      28,599   INNOSPEC INC                                                            626,242         168,448
      37,120   ROCK TENNCO (b)                                                       1,036,309       1,268,762
      25,540   ROCKWOOD HLDGS INC (b)                                                  757,125         275,832
      81,395   SOLUTIA INC (b)                                                       1,129,331         366,278
      14,000   TEXAS INDS INC                                                          775,328         483,000
       7,950   UFP TECHNOLOGIES INC (b)                                                 51,823          42,056
      42,000   ZEP INC                                                                 601,927         811,020
                                                                                 -------------   -------------
                                                                                    12,420,831       7,855,568         6.50%

See accompanying notes to financial statements.          31          (Continued)

                           CLEARWATER INVESTMENT TRUST
               Schedule of Investments - Clearwater Small Cap Fund
                                December 31, 2008

                                                                                                                   Percent
                                                                                                      Fair           of
   Shares                                  Security                                   Cost         value (a)     net assets
------------   ---------------------------------------------------------------   -------------   -------------   ----------
   Utilities:
      11,900   ALLEGHENYENERGY INC                                                     500,010         402,934
      22,080   ALLETE INC                                                              896,940         712,522
      12,000   ALLETE INC                                                              558,188         387,240
      24,500   CALPINE CORP (b)                                                        460,694         178,360
       7,050   CHESAPEAKE UTILS CORP                                                   198,206         221,934
      19,000   CLECO CORP NEW                                                          470,134         433,770
       9,650   CONNECTICUT WTR SVC INC                                                 234,888         227,837
      34,950   DPL INC (b)                                                             769,275         798,258
      14,000   ITC HLDGSCORP                                                           638,988         611,520
      34,212   MDU RES GROUP INC                                                       691,112         738,295
      14,800   MIDDLESEXWTR CO                                                         278,126         255,004
      94,870   NEUSTAR INC (b)                                                       2,185,917       1,814,863
      68,030   NGP CAP RES CO                                                        1,101,107         569,411
      24,305   ONEOK INCNEW                                                            418,385         707,762
      10,000   OTTER TAIL CORP                                                         361,449         233,300
      42,000   PETROHAWK ENERGY CORP (b)                                               473,474         656,460
      24,500   PORTLAND GEN ELEC CO                                                    677,887         477,015
     107,200   PREMIERE GLOBAL SVCS INC (b)                                          1,666,691         922,992
      22,050   SOUTHWESTGAS CORP                                                       567,549         556,101
     139,850   SYNIVERSEHLDGS INC (b)                                                2,129,247       1,669,809
      10,000   VECTREN CORP                                                            248,576         250,100
                                                                                 -------------   -------------
                                                                                    15,526,845      12,825,486        10.61%
ETFs:
   Commodities:
      23,000   POWERSHARES DB MULTI SECTOR                                             591,023         602,600
      15,000   SPDR SER TR                                                             402,983         437,400
                                                                                 -------------   -------------
                                                                                       994,006       1,040,000         0.86%
Cash equivalents:
   6,892,221   SSGA MONEY MARKET FUND, current rate 1.15%                            6,892,221       6,892,221         5.70%
                                                                                 -------------   -------------   ----------
               Grand Total (c)                                                   $ 164,466,965     123,935,982       102.56%
                                                                                 =============   =============   ==========

Notes to schedule of investments:

      (a)   Securities  are valued in accordance  with  procedures  described in note 2 to the financial statements.

      (b)   Currently non-income producing assets.

      (c) At December 31, 2008, the cost for Federal income tax purposes was $164,545,941. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

               Gross unrealized appreciation                     $   8,464,119
               Gross unrealized depreciation                       (49,074,078)
                                                                 -------------
               Net unrealized depreciation                       $ (40,609,959)
                                                                 =============

      (d) Foreign security values are stated in U.S. dollars. As of December 31, 2008, the value of foreign securities represented 1.07% of net assets.

See accompanying notes to financial statements.          32          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

               Clearwater Small Cap Fund Portfolio Diversification
                         (as a percentage of net assets)

   [THE FOLLOWING TABLE WAS REPRESENTED BY PIA CHART IN THE PRINTED MATERIAL.]

Consumer Discretionary                                                       7%
Consumer Staples                                                             5%
Energy                                                                       5%
Financials                                                                  16%
Healthcare                                                                  11%
Industrials                                                                 21%
Information Technology                                                      12%
Materials                                                                    6%
Utilities                                                                   10%
ETFs: Commodities                                                            1%
Cash equivalants and other assets/liabilities                                6%

See accompanying notes to financial statements.

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
               Closed-end funds:
     44,500      AMERICAN MUN INCOME                                                    $      527,733         369,350
    108,100      BLACKROCKLONG TERM MUN                                                      1,186,180         735,080
     18,200      BLACKROCKMUN BD TR                                                            169,379         165,620
     21,400      BLACKROCKMUN INCOME TR II                                                     199,705         194,740
     21,700      BLACKROCKMUNI YIELD                                                           274,602         197,470
    104,500      BLACKROCKMUNIHOLDINGS FL INSD                                               1,312,915         956,175
     59,500      BLACKROCKMUNIHOLDINGS INSD FD                                                 749,861         561,680
     71,200      BLACKROCKMUNIYIELD FLA FD INC                                                 905,807         637,240
     78,300      BLACKROCKMUNIYIELD INSD FD                                                  1,032,557         709,398
     61,100      BLACKROCKMUNIYIELD MI INSD FD                                                 820,293         581,061
     34,000      BLACKROCKMUNIYIELD MICH INSD                                                  424,838         296,480
     54,700      BLACKROCKMUNIYIELD PA INSD                                                    774,527         509,804
     28,100      BLACKROCKMUNIYIELD QUALITY FD                                                 333,747         239,693
     12,500      DREYFUS STRATEGIC MUN BD FD                                                    68,613          69,500
    202,100      DWS MUN INCOME TR                                                           2,199,611       1,657,220
      5,000      EATON VANCE                                                                    41,400          40,000
      1,100      EATON VANCE INSD MI MUN BD FD                                                  15,510           9,493
      9,282      EATON VANCE INSD MUN BD FD                                                    110,095          81,867
     39,200      EATON VANCE NATL MUN INCOME T                                                 521,374         294,392
     10,800      FEDERATEDPREMIER MUN INCOME                                                   128,672          98,064
     84,500      INSURED MUN INCOME FD                                                       1,116,261         853,450
     57,200      INVESTMENT GRADE MUNI INC FD                                                  772,405         570,284
     93,500      MBIA CAP CLAYMORE MANAGED                                                   1,194,493         794,750
      6,500      MFS HIGH INCOME NUM TR                                                         23,108          18,590
     67,200      MORGAN STANLEY DEAN WITTER                                                    507,600         388,416
     85,881      MSDW QUALITY MUNICIPAL INCOM                                                  963,920         810,717
     77,800      MSDW QUALMUNI INVESTMENT TR                                                   952,004         718,872
      9,100      NEUBERGERBERMAN INTER MUN FD                                                  119,152         102,921
     30,500      NUVEEN DIVID ADVANTAGE MUN FD                                                 338,337         302,560
     17,000      NUVEEN DIVID ADVANTAGE MUN FD3                                                185,431         168,980
    102,800      NUVEEN FLA INVT QUALITY MUN FD                                              1,345,366         937,536
    124,100      NUVEEN FLA QUALITY INCOME MUN                                               1,726,853       1,190,119
     13,500      NUVEEN INSD DIVID ADVANTAGE                                                   181,771         154,710
      4,800      NUVEEN MASS PREM INCOME MUN FD                                                 65,734          46,464
     30,600      NUVEEN MICH PREM INCOME MUN FD                                                404,605         293,148
     44,600      NUVEEN MUN ADVANTAGE FD INC                                                   522,316         463,394
     15,500      NUVEEN N J INVT QUALITY MUN FD                                                211,528         148,025
     10,100      NUVEEN PADIVID ADVANTAGE MUN                                                  127,549          97,869
     48,500      NUVEEN PAINVT QUALITY MUN FD                                                  673,352         446,200
     26,900      NUVEEN PREM INCOME MUN FD 2                                                   381,052         272,766
     27,100      NUVEEN PREMIER INC                                                            367,653         267,477
    116,479      PUTNAM MUN OPPORTUITIES TR                                                  1,333,285       1,016,862
    131,000      SELIGMAN SELECT MUN FD INC                                                  1,313,469       1,198,650
     22,700      VAN KAMPEN MERRITT                                                            293,421         200,214
    103,100      VAN KAMPEN MERRITT ADVANTAGE                                                1,216,908         770,157
     45,200      VAN KAMPEN MERRITT PA                                                         632,310         380,132
     21,400      VAN KAMPEN MERRITT SELECT SECT                                                229,256         154,294
     62,177      VAN KAMPEN MERRITT TR INVT                                                    880,329         549,645
     22,000      WESTERN ASSET MGNT MUNS FD INC                                                240,488         205,260
     48,606      WESTERN ASSET PARTNERS FD INC                                                 620,291         470,992
     12,700      WESTERN INTER MUNI FD INC                                                     111,045          95,885
                                                                                        --------------   -------------
                                                                                            30,848,711      22,493,665         6.07%

               Municipal bonds:
    750,000      ABILENE TX HLTH FACS DEV CORP                  11/15/2028      5.150          750,000         671,693
  1,000,000      ADAMS CNTY NE HOSP AUTH                        12/15/2028      5.500        1,022,173         832,940
    500,000      ADAMS CNTY PA INDL DEV AUTH                     8/15/2021      5.875          500,044         512,005
    550,000      AJCKSONVILLE FL ECONOMIC DEV                     9/1/2017      6.000          550,000         449,053
  1,500,000      ALABAMA HSG FIN AUTH                            10/1/2028      5.250        1,500,000       1,362,630
    750,000      ALABAMA HSG FIN AUTH SINGLE                      4/1/2038      4.500          554,722         565,733
    200,000      ALABAMA SPL CARE FACS FING                      11/1/2019      5.000          209,389         203,698
  1,270,000      ALACHUA CNTY FL HLTH FACS AUTH                  12/1/2011      6.000        1,270,000       1,271,092
    500,000      ALASKA HSG FIN CORP HOME MTG                    12/1/2033      5.450          500,000         453,870
    350,000      ALASKA INDL DEV + EXPT AUTH                     12/1/2010      5.400          350,000         334,376

See accompanying notes to financial statements.          34          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    250,000      ALASKA INDL DEV + EXPT AUTH CM                  12/1/2011      5.450          250,000         233,600
    500,000      ALASKA STHSG FIN CORP                            6/1/2049      6.000          505,929         489,995
  1,500,000      ALASKA STHSG FIN CORP                            6/1/2032      5.250        1,275,898       1,313,385
  2,000,000      ALASKA STHSG FIN CORP                           12/1/2034      5.250        2,009,494       1,845,800
  1,000,000      ALBANY NYINDL DEV AGY CIVIC                    10/20/2030      5.375          978,869         918,760
    275,000      ALBANY NYINDL DEV AGY CIVIC                      5/1/2016      6.500          275,000         212,198
    250,000      ALBANY NYINDL DEV AGY CIVIC                      4/1/2020      5.000          255,076         187,455
    350,000      ALEUTIANSEAST BUROUGH AK                         6/1/2025      5.500          313,342         185,441
    500,000      ALEXANDRIA VA REDEV + HSG AUTH                  10/1/2029      6.125          527,938         492,160
    340,000      ALLEGHENYCNTY PA HOSP DEV                        4/1/2009      3.500          339,590         338,103
    350,000      ALLEGHENYCNTY PA HOSP DEV                        4/1/2010      3.875          347,804         341,432
    250,000      ALTOONA IOWA URBAN REN TAX INC                   6/1/2028      6.000          252,305         199,448
    250,000      AMHERST NY INDL DEV AGY CIVICF                   1/1/2013      4.875          250,000         227,213
    500,000      ANDERSON IN ECONOMIC DEV REV                    10/1/2021      4.750          495,734         341,990
    440,000      ARBOR GREENE CMNTY DEV DIST FL                   5/1/2019      5.000          448,159         359,207
    500,000      ARIZONA HEALTH FACS AUTH                        10/1/2010      4.750          500,000         481,915
    767,041      ARIZONA HEALTH FACS AUTH REV                     7/1/2027      5.250          781,214         493,438
  1,750,000      ARLINGTONTX SPL OBLIG                           8/15/2034      5.000        1,879,528       1,769,163
    375,000      ATLANTA GA DEV AUTH REV                          1/1/2031      5.000          383,787         313,676
    900,000      ATLANTA GA TAX ALLOCATION                        1/1/2020      5.400          894,560         674,892
    650,000      ATOKA CNTY OK                                   10/1/2018      5.875          642,151         469,066
    375,000      AUSTIN TX                                        1/1/2009      6.000          375,000         375,000
    630,000      AUSTIN TXCONVENTION                              1/1/2012      6.000          566,073         567,617
     50,000      AUSTIN TXUTIL SYS REV                           5/15/2018      5.250           50,076          50,084
    400,000      AVE MARIASTEWARDSHIP CMNTY                      11/1/2012      4.800          399,658         328,660
    340,000      BADGER TOB ASSET SECURITIZATIO                   6/1/2027      6.125          346,845         300,801
    150,000      BANSON COMM PK CMNTY IMPT                        6/1/2010      5.000          149,491         147,279
    250,000      BAPTIST RD RRAL TRANSN AUTH CO                  12/1/2017      4.800          250,000         174,055
    495,000      BELMONT CMNTY DEV DIST FL (b)                   11/1/2014      5.125          494,364         198,000
     75,000      BENTON HARBOR MI CHARTER                         5/1/2009     10.000           75,000          74,151
    500,000      BERKELEY CNTY S C SCH DIST INS                  12/1/2019      5.250          520,339         513,165
    500,000      BERKELEY CNTY SC SCH DIST                       12/1/2024      5.250          516,345         493,085
    750,000      BERKELEY CNTY SC SCH DIST                       12/1/2020      5.000          760,024         755,528
    300,000      BEXAR CNTY TX HLTH FACS DEVCP                    7/1/2027      5.000          308,993         180,459
    250,000      BEXAR CNTY TX HSG FIN CORP                      12/1/2021      6.500          268,782         186,768
    825,000      BEXAR CNTY TX HSG FIN CORP MF                    4/1/2030      9.000          822,438         571,016
    250,000      BEXAR CNTY TX HSG FIN CORP MF                    8/1/2030      6.100          252,143         173,775
    570,000      BEXAR CNTY TX HSG FIN CORP MF                    8/1/2030      8.125          549,677         420,062
    190,000      BEXAR CNTY TX HSG FIN CORP MF                    6/1/2011      5.500          188,491         176,482
  1,005,000      BEXAR CNTY TX HSG FIN CORP MF (b)                6/1/2031     10.500        1,005,000         494,430
    475,000      BEXAR CNTY TX HSG FIN CORP MF                   9/15/2021      8.750          475,000         422,123
    940,000      BEXAR CNTY TX HSG FIN CORP MF                   12/1/2036      9.250          916,997         655,001
    650,000      BI STATE DEV AGY MO IL MET                      10/1/2033      5.250          652,153         594,523
    350,000      BIRMINGHAM BAPTIST MED CTR AL                  11/15/2030      5.000          357,669         202,671
    140,000      BIRMINGHAM SOUTHERN COLLEGE AL                  12/1/2025      6.125          142,796         100,734
    500,000      BIRMINGHAM SOUTHERN COLLEGE AL                  12/1/2019      5.350          505,179         379,805
    350,000      BISHOP INTL ARPT AUTH MI                        12/1/2017      5.125          346,673         299,999
    494,528      BISMARCK STATE COLLEGE                           4/1/2032      5.010          503,354         476,453
    300,000      BLOUNT CNTY TN HEALTH + EDL                      4/1/2012      4.750          299,451         276,153
    250,000      BLUE ASH OH TAX INCREMENT                       12/1/2021      5.000          253,243         215,500
    250,000      BLYTHE CAREDEV AGY REDEV PROJ                    5/1/2028      5.800          200,181         172,528
    500,000      BOONE CNTY IND REDEV DIST TAX                    8/1/2023      5.375          506,006         386,910
    750,000      BOONE CNTY IND REDEV DIST TAX                    8/1/2028      5.000          740,748         504,555
    500,000      BOONE CNTY MO HOSP REV                           8/1/2028      5.750          518,599         412,885
    700,000      BOSTON MAREV                                    10/1/2031      6.125          702,016         705,215
    750,000      BRAZOS CNTY TX HEALTH FAC DEV                    1/1/2032      5.375          772,394         538,013
    500,000      BRAZOS CNTY TX HEALTH FAC DEV                    1/1/2033      5.500          505,888         364,405
    400,000      BRAZOS RIV TX HBR NAV DIST                      5/15/2033      4.950          400,000         240,356
    500,000      BREVARD CNTY FL HEALTH FACS                      4/1/2036      5.000          466,228         299,395
    253,000      BRIDGEVILLE DEL SPL OBLIG                        7/1/2035      5.125          253,000         159,109
    250,000      BROWNSBURG IND REDEV AUTH ECON                   2/1/2029      4.700          250,000         220,043
    250,000      BROWNSBURG IND REV AUTH                          8/1/2024      4.625          250,000         219,513
     75,000      BROWNSVILLE TX (c)                              2/15/2011      4.890           67,128          66,425
    960,000      BUCKEYE OH TOB SETTLEMENT                        6/1/2024      5.125          920,671         640,973
    165,000      BULLHEAD CITY AZ SPL ASSMT                       1/1/2010      6.100          165,876         165,111
    750,000      BUNCOMBE CNTY NC PROJ DEVFING                    8/1/2024      6.750          736,519         585,953
    250,000      BURKE CNTY GA DEV AUTH POLLUTN                  10/1/2032      4.375          250,000         249,113
    750,000      BURLINGTON KS POLLUTN CTL REV                    6/1/2031      5.300          758,770         565,935
    395,000      BUTLER CNTY PA                                  10/1/2034      3.301          395,000         205,400

See accompanying notes to financial statements.          35          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate         Cost           Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    365,000      CALIFORNIA CMNTYS HSG FIN AGY                   10/1/2011      5.000          364,600         341,837
    180,000      CALIFORNIA CMNTYS HSG FIN AGY                   12/1/2011      5.000          179,792         166,903
    150,000      CALIFORNIA CMNTYS HSG FIN AGY                    8/1/2012      4.650          149,781         137,492
    260,000      CALIFORNIA CMNTYS HSG FIN AGY                   11/1/2012      4.850          259,241         237,617
    165,000      CALIFORNIA CNTY                                  6/1/2023      5.625          158,166         149,845
    500,000      CALIFORNIA CNTY CA                               6/1/2036      5.000          494,836         265,795
    175,000      CALIFORNIA CNTY CA TOB SECTZTN                   6/1/2021      4.500          172,867         129,015
    310,000      CALIFORNIA CNTY CALIF TOB                        6/1/2019      4.750          300,698         282,128
    500,000      CALIFORNIA HEALTH FACS FING                      4/1/2010      5.300          506,545         503,350
    500,000      CALIFORNIA HEALTH FACS FING AU                   3/1/2033      5.000          505,588         363,810
    500,000      CALIFORNIA HSG FIN AGY REV                       8/1/2033      5.450          480,340         451,225
    750,000      CALIFORNIA MUN FIN AUTH ED REV                   6/1/2026      5.250          744,287         491,573
     40,000      CALIFORNIA ST                                   10/1/2020      5.250           41,014          40,013
    120,000      CALIFORNIA ST DEPT WTR RES CEN                  12/1/2027      5.375          125,213         116,324
  1,000,000      CALIFORNIA ST PUB WKS LEASE                      3/1/2016      5.625          975,546       1,002,340
    620,000      CALIFORNIA STATEWIDE CMNTY DEV                 11/20/2036      6.150          657,893         653,486
    350,000      CALIFORNIA STATEWIDE CMNTYS                      9/1/2029      6.000          350,000         243,639
    500,000      CALIFORNIA STATEWIDE CMNTYS                     5/15/2032      5.750          492,995         331,365
    750,000      CALIFORNIA STATEWIDE CMNTYS                      4/1/2037      5.125          757,734         413,685
    750,000      CALIFORNIA STATEWIDE CMNTYS                      6/1/2017      5.400          747,457         572,828
    750,000      CALIFORNIA STATEWIDE CMNTYS                      3/1/2035      5.000          757,364         521,768
    200,000      CALIFORNIA STATEWIDE CMNTYS DE                  4/20/2036      7.000          200,000         205,948
    350,000      CAMBRIDGEPA AREA JT AUTH                        12/1/2028      5.625          341,580         296,338
  1,250,000      CAMERON TX ED CORP REV                          8/15/2021      5.000        1,069,684         829,138
     80,000      CAPE GIRARDEAU CNTY MO INDL                      6/1/2032      5.750           82,991          61,044
    750,000      CAPITAL TR AGY FL MULTIFAMILY                    6/1/2038      5.875          763,477         397,463
    410,000      CAPITAL TR AGY FLA MULTIFAMILY                   6/1/2013      4.750          410,000         338,697
  1,332,000      CARLSBAD NM INDL DEV REV                        4/15/2021      5.750        1,370,634       1,051,068
    105,000      CARSON CITY NV HOSP REV                          9/1/2031      5.750          109,467         118,519
    125,000      CARSON CITY NV HOSP REV                          9/1/2031      5.750          130,317          86,206
    750,000      CARTHAGE MO HOSP REV                             4/1/2010      4.500          744,196         727,725
  1,000,000      CENTER UNIV SCH DIST CA (c)                      8/1/2031      6.074          260,757         206,880
    900,000      CENTINELAVALLEY CA UN HIGH                       8/1/2033      5.500          912,296         817,830
    595,000      CHANDLER PARK ACADEMY MICH PUB                  11/1/2022      5.000          427,407         426,044
    270,000      CHARLESTON CNTY SC HOSP FACS                    10/1/2019      5.500          277,527         275,073
    400,000      CHARTIERSVALLEY PA INDL +                       8/15/2012      5.000          398,026         378,084
    200,000      CHATHAM CNTY GA HOSP AUTH REV                    1/1/2016      5.250          200,800         191,252
    500,000      CHATHAM CNTY GA HOSP AUTH REV                    1/1/2034      5.500          520,947         292,695
    500,000      CHEROKEE NATION OK HLTHCARE                     12/1/2021      4.600          500,000         382,880
    450,000      CHESTERFIELD CNTY VA INDL DEV                    7/1/2019      5.200          414,983         451,202
    250,000      CHESTERFIELD CNTY VA INDL DEV                    6/1/2017      5.875          256,087         256,970
     20,000      CHICAGO IL MET HSG DEV CORP                      7/1/2022      6.850           20,603          20,015
    500,000      CITIZEN POTAWATOMI NATION OK                     9/1/2016      6.500          500,000         458,765
    250,000      CLARK CNTY NV ECONOMIC DEV REV                  5/15/2033      5.375          254,381         215,675
    455,000      CLARK CNTY NV IMPT DIST                          2/1/2019      5.000          456,770         262,790
    500,000      CLARK CNTY NV POLLUTN CTL REV                   10/1/2011      5.300          500,000         449,795
  1,155,000      CLEVELANDCUYAHOGA CNTY OH                       5/15/2023      5.250        1,024,983         844,836
    750,000      CO HSG FIN AUTH SINGLE FAMILY                   11/1/2034      5.000          750,119         730,110
    485,000      COLLIER CNTY FL HSG FIN AUTH                    8/15/2015      5.250          483,256         490,083
    195,000      COLORADO EDL + CULTURAL FACS                    6/15/2012      4.625          192,867         182,752
    835,000      COLORADO EDL + CULTURAL FACS                   11/15/2028      6.750          835,000         805,324
  1,000,000      COLORADO EDL CULTURAL FACS                       6/1/2033      5.500          973,721         816,890
     40,000      COLORADO HEALTH FACS AUTH REV                   12/1/2010      6.250           40,000          41,406
    600,000      COLORADO HEALTH FACS AUTH REV                   9/15/2022      5.000          593,509         456,048
     20,000      COLORADO HEALTH FACS AUTH REV                  11/15/2020      5.125           19,780          23,519
    280,000      COLORADO HEALTH FACS AUTH REV                  11/15/2020      5.125          276,916         252,762
    750,000      COMPARK BUSINESS CAMPUS                         12/1/2027      5.750          765,651         625,350
    260,000      CONCORDE ESTATES CMNTY DEV DIS                   5/1/2011      5.000          259,430         156,224
  1,250,000      CONNECTICUT ST DEV AUTH POLLTN                   9/1/2028      5.850        1,321,474       1,039,488
    500,000      CONNECTICUT ST HEALTH + EDL                      7/1/2025      6.000          507,407         406,710
    450,000      CONNECTICUT ST HLTH + EDL FAC                    7/1/2015      5.250          454,027         441,279
    375,000      CONNERTONW CMNTY DEV DIST FL                     5/1/2016      5.125          374,405         226,928
    380,000      COOK CNTYILL SCH DIST NO 148                    12/1/2027      4.500          351,435         335,240
    225,000      COOLIDGE AZ UNI SCH DIST                        10/1/2010      4.150          224,624         225,241
    637,000      CORTLAND IL SPL TAX REV                          3/1/2017      5.500          631,862         383,863
    975,000      CROW FIN AUTH MINN TRIBAL PUR                   10/1/2017      5.650          931,051         986,008
    500,000      CUYAHOGA CNTY OH HSG MTG REV                    3/20/2042      5.700          514,813         456,460
  3,474,000      DALLAS TXHSG FIN CORP                          10/20/2032      6.750        3,458,808       3,522,567
    225,000      DALTON GADEV AUTH REV                           8/15/2026      5.250          226,969         175,280

See accompanying notes to financial statements.          36          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    241,948      DENHAM SPRINGS LIVN HSG + MTG                   11/1/2040      5.000          251,733         225,994
    750,000      DENVER COCONVENTION CTR                         12/1/2026      5.125          782,748         588,653
    500,000      DENVER COLO CONVENTION CTR                      12/1/2030      5.000          512,737         362,480
    400,000      DETROIT CMNTY HIGH SCH MI                       11/1/2010      5.000          400,000         384,864
    500,000      DETROIT LAKES MN HSG + HEALTH                    8/1/2034      5.440          500,000         482,985
    750,000      DETROIT MI                                       4/1/2020      5.250          754,983         660,233
    500,000      DINUBA CAFING AUTH LEASE REV                     9/1/2038      5.375          494,493         296,500
  1,105,000      DIRECTOR ST NV DEPT BUSINESS                   11/15/2014      6.000        1,094,199         680,945
    500,000      DISTRICT COLUMBIA REV                            6/1/2026      5.000          510,754         289,715
    500,000      DORCHESTER CNTY S C SCH DIST                    12/1/2029      5.250          505,147         476,790
    435,000      DURBIN CROSSING CMNTY DEV                       11/1/2010      4.875          434,786         283,633
    500,000      E 470 PUBHWY AUTH CO REV                         9/1/2024      5.500          507,201         417,775
    240,000      EAST BATON ROUGE LA MTG FIN                     10/1/2024      4.625          240,000         208,315
    990,000      EAST POINT GA                                    2/1/2026      8.000        1,123,725         925,086
    150,000      EAST ROCHESTER NY HSG AUTH REV                  8/15/2028      5.250          157,546         136,314
    800,000      EDEN PRAIRIE MN MLT FAM HSG                     2/20/2043      6.200          873,846         792,080
    250,000      EL PASO CNTY TEX HSG FIN CORP                   12/1/2015      7.000          250,000         224,223
    500,000      ELKHART CNTY IN HOSP AUTH REV                   8/15/2020      5.250          507,431         441,875
    500,000      ERIE CNTYOH HOSP FACS REV                       8/15/2013      6.000          529,549         510,595
  1,750,000      ERIE CNTYOH HOSP FACS REV                       8/15/2032      5.625        1,768,420       1,364,440
    500,000      ESTHERVILLE IA HOSP REV                          7/1/2020      6.300          507,243         501,865
    500,000      FAIRFAX CNTY VA REDEV + HSG                      8/1/2039      5.600          500,000         457,785
  2,956,188      FARGO N DUNIV FACS REV                         11/29/2027      5.110        2,980,342       2,846,424
    250,000      FARGO ND HEALTH SYS REV                          6/1/2027      5.375          246,535         201,553
    500,000      FARMINGTON N MEX HOSP REV                        6/1/2022      5.000          509,608         403,925
    750,000      FARMINGTON NM POLLUTN CTL REV                   12/1/2016      5.700          750,000         652,583
    250,000      FARMINGTON NM POLLUTN CTL REV                   12/1/2016      6.300          250,000         215,898
    170,000      FARMINGTON NM POLLUTN CTL REV                    4/1/2022      5.800          173,372         128,139
    747,000      FARMS NEWKENT VA                                 3/1/2036      5.125          747,000         384,571
    315,000      FIDDLERS CREEK CMNTY DEV DIST                    5/1/2013      5.750          313,502         278,107
    400,000      FLAGSTAFFAZ                                      1/1/2022      5.000          400,961         369,172
  1,000,000      FLAGSTAFFAZ INDL DEV AUTH                        7/1/2022      5.500          910,971         694,230
    500,000      FLORIDA HSG FIN CORP REV                         7/1/2033      5.450          500,000         446,160
  1,115,000      FOREST CREEK CMNTY DEV DIST                      5/1/2011      4.850        1,114,371         833,652
  1,000,000      FORT ML SC SCH FACS CORP                        12/1/2029      5.250          992,619         823,940
    500,000      FORT ML SC SCH FACS CORP                        12/1/2030      5.250          496,922         407,195
  1,000,000      FORT PIERCE FL CAP IMPT REV                      9/1/2025      5.750          984,142       1,014,720
  1,000,000      FRUITA COREV                                     1/1/2018      7.000          962,256         835,320
  1,250,000      FULTON CNTY GA DEV AUTH                         11/1/2028      5.250        1,072,556         821,313
    330,000      FULTON CNTY PA INDL DEV AUTH                     7/1/2011      5.375          329,490         311,121
    325,000      GALVESTONCNTY TX HEALTH FACS                    11/1/2014      5.000          330,508         317,356
  1,059,836      GALVESTONCNTY TX MUN UTIL                       8/12/2009      6.250        1,059,836       1,048,740
    500,000      GARDEN GROVE CA CTFS PARTN                       8/1/2023      5.700          512,660         501,910
    400,000      GEISINGERAUTH PA HLTH SYS REV                    5/1/2037      2.909          400,000         144,000
    310,000      GENESEE CNTY NY INDL DEV                        12/1/2014      4.750          310,000         263,413
     15,000      GEORGIA MUN ELEC AUTH PWR REV (c)                1/1/2012      4.743           12,715          12,669
  1,000,000      GOLDEN ST                                        6/1/2047      5.125          847,052         508,090
  1,000,000      GOLDEN STTOB SECURITIZATION (c)                  6/1/2022      1.294          841,071         809,400
    250,000      GOSHEN INREDEV DIST TAX                          1/1/2028      5.875          250,000         184,825
  1,720,000      GRAND FORKS ND HLTH CARE FACS                   12/1/2010      6.625        1,720,000       1,721,823
  2,000,000      GRAND FORKS ND HLTH CARE SYS                    8/15/2027      5.625        2,010,181       1,660,760
    145,000      GRAVOIS BLUFFS TRANSN DEV MO                     5/1/2018      4.000          143,880         111,767
    250,000      GRAVOIS BLUFFS TRANSN DEV MO                     5/1/2032      4.750          225,400         159,170
    400,000      GROVE CITY PA AREA HOSP AUTH                     7/1/2012      5.250          398,032         381,988
    205,000      GROVE CITY PA AREA HOSP AUTH                     7/1/2012      5.250          205,942         195,769
    750,000      HAMILTON CNTY OH HEALTH CARE                     1/1/2037      5.000          626,708         441,780
    500,000      HAMMOND IND REDEV DIST REV                      1/15/2017      6.000          500,000         425,505
    320,000      HARRIS CNTY TEX MUN UTIL DIST                    9/1/2018      5.000          320,711         309,334
    500,000      HARRIS CNTY TX DEPT ED PUB FAC                  2/15/2023      5.750          508,999         511,335
    500,000      HARRIS CNTY TX HEALTH FACS                     11/15/2032      5.000          483,734         461,965
    250,000      HARRISONVILLE MO ANNUAL                         11/1/2028      4.625          241,944         194,650
    350,000      HARVEY IL                                       12/1/2027      5.500          358,892         303,457
  1,000,000      HAWAII STDEPT BUDGET + FIN                     11/15/2023      7.875          965,693         884,060
    360,000      HEALTH CARE AUTH FOR BAPTIST H                 11/15/2018      5.000          371,525         318,071
  1,500,000      HENDERSONNV LOC IMPT DISTS                       9/1/2010      4.500        1,500,000       1,126,230
    105,000      HERITAGE ISLE AT VIERA CMNTY                    11/1/2009      5.000          104,976         101,144
    170,000      HERITAGE ISLE AT VIERA CMNTY                    11/1/2013      5.000          169,688         139,862
    255,000      HIGHLANDSCNTY FLA HEALTH FACS                  11/15/2027      5.000          257,794         199,328
    500,000      HILLSBOROUGH CNTY FL INDL DEV                   10/1/2024      5.250          512,080         381,160

See accompanying notes to financial statements.          37          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    500,000      HIMALAYA WTR + SANTN DIST CO                    12/1/2035      5.000          513,317         390,515
  2,500,000      HOPKINS CNTY KY HOSP REV                       11/15/2011      6.625        2,476,361       2,479,550
    500,000      HOPKINS CNTY TX HOSP DIST HOSP                  2/15/2023      5.500          487,507         374,095
    399,000      HOUMA TERR PUB TR FINAUTH LA                    12/1/2040      5.150          417,033         377,570
    250,000      HOWARD CNTY MD RETIREMENT                        4/1/2027      5.250          256,043         148,450
    500,000      HUNTSVILLE AL HEALTH CARE AUTH                   6/1/2022      5.625          523,010         436,240
    400,000      HUNTSVILLE REDSTONE VLG AL                       1/1/2015      5.250          400,000         335,712
    500,000      HURON CNTY OH HOSP FACS REV                     12/1/2022      5.000          502,026         422,805
    120,000      IDAHO HEALTH FACS AUTH HOSP                      8/1/2009      5.750          120,162         119,152
    110,000      IDAHO HEALTH FACS AUTH HOSP                      8/1/2010      6.000          110,310         104,136
    245,000      IDAHO HSG+ FIN ASSN                              8/1/2017      6.250          245,000         200,006
    165,000      IDAHO HSG+ FIN ASSN NON PROFI                    8/1/2010      5.750          165,000         158,945
    250,000      IDAHO HSG+ FIN ASSN NONPROFIT                    6/1/2021      5.500          250,000         195,470
    250,000      IDAHO HSG+ FIN ASSN NONPROFIT                    7/1/2021      5.625          249,211         196,858
    500,000      IDAHO HSG+ FIN ASSN SINGLE                       7/1/2040      5.500          500,000         443,935
    250,000      IDAHO HSGFIN ASSN NONPROFIT                     12/1/2018      5.500          247,161         197,913
    170,000      ILLINOIS DEV FIN AUTH POLLUTN                    2/1/2024      5.700          174,164         147,533
    730,000      ILLINOIS DEV FIN AUTH POLLUTN                    3/1/2014      5.500          736,896         624,588
    250,000      ILLINOIS DEV FIN AUTH REV                       5/15/2021      5.500          259,308         221,778
    215,000      ILLINOIS DEV FIN AUTH REV                        7/1/2009      5.900          215,545         215,918
    135,000      ILLINOIS DEV FIN AUTH REV                        7/1/2019      6.050          135,695         122,542
    500,000      ILLINOIS EDL FACS AUTH REVS                     10/1/2032      5.700          501,720         360,985
    750,000      ILLINOIS EDL FACS AUTH REVS                     8/15/2028      5.375          736,629         585,300
    500,000      ILLINOIS EDL FACS AUTH REVS                      8/1/2017      5.250          506,909         473,210
    400,000      ILLINOIS FIN                                   11/15/2016      5.400          396,183         310,032
    500,000      ILLINOIS FIN                                    3/15/2027      5.000          523,091         442,245
    600,000      ILLINOIS FIN AUTH ED REV                         9/1/2027      5.000          567,685         350,418
    600,000      ILLINOIS FIN AUTH REV                           5/15/2012      5.250          602,722         532,932
    750,000      ILLINOIS FIN AUTH REV                           5/15/2026      5.750          727,497         486,308
  1,250,000      ILLINOIS FIN AUTH REV                          11/15/2022      5.250        1,247,462       1,015,975
    250,000      ILLINOIS FIN AUTH REV                          11/15/2026      5.750          252,581         203,800
    875,000      ILLINOIS FIN AUTH REV                            2/1/2037      5.250          873,202         597,686
    500,000      ILLINOIS FIN AUTH REV                           2/15/2038      5.875          506,167         279,110
    500,000      ILLINOIS FIN AUTH REV                          11/15/2016      5.000          513,073         390,640
    650,000      ILLINOIS FIN AUTH REV                           5/15/2015      5.250          658,752         549,049
    250,000      ILLINOIS FIN AUTH REV                           5/15/2038      5.750          257,311         138,455
    500,000      ILLINOIS FIN AUTH REV                           5/15/2012      5.100          498,462         451,850
    750,000      ILLINOIS FIN AUTH REV                          11/15/2035      5.000          750,000         715,680
    250,000      ILLINOIS FIN AUTH REV                           12/1/2021      5.000          256,058         182,403
    150,000      ILLINOIS FIN AUTH REV                           12/1/2036      5.000          151,848          86,448
    375,000      ILLINOIS FIN AUTH REV                            4/1/2026      5.000          381,747         269,014
    610,000      ILLINOIS FIN AUTH REV                           8/15/2026      6.000          625,206         407,578
    500,000      ILLINOIS FIN AUTH REV                           5/15/2029      5.250          507,399         409,235
    350,000      ILLINOIS FIN AUTH REV                           8/15/2023      6.000          365,564         311,644
    440,000      ILLINOIS FIN AUTH SPORTS FAC (b)                12/1/2035      7.000          436,617         300,766
  1,000,000      ILLINOIS FN AUTH REV                           11/15/2026      5.250          968,747         642,890
    500,000      ILLINOIS HEALTH FACS AUTH REV                    7/1/2033      6.000          522,491         414,775
  2,100,000      ILLINOIS HEALTH FACS AUTH REV                   8/15/2033      5.100        2,155,562       1,848,546
    500,000      ILLINOIS HEALTH FACS AUTH REV                   2/15/2037      5.150          501,862         437,070
    500,000      ILLINOIS HSG DEV AUTH                            7/1/2028      4.800          500,000         420,925
    250,000      ILLINOIS ST SALES TAX REV                       6/15/2009      5.000          250,802         250,773
    750,000      ILLNOIS FIN AUTH SPORTS FAC RE                  10/1/2027      6.125          729,636         528,915
    500,000      ILLNOIS FIN AUTH SPORTS FAC RE                  10/1/2037      6.250          483,811         330,220
    250,000      INDEPENDENCE CNTY AR POLLUTN                     7/1/2022      4.900          250,000         200,595
    250,000      INDEPENDENCE MO THIRTY NINTH                     9/1/2032      6.875          250,000         185,828
    500,000      INDIANA HEALTH + EDL FAC                        2/15/2036      5.250          502,987         339,815
  1,750,000      INDIANA HEALTH + EDL FAC                         3/1/2022      5.500        1,605,921       1,398,215
    250,000      INDIANA HEALTH + EDL FAC FING                  11/15/2025      5.250          255,243         199,580
  1,000,000      INDIANA HEALTH + EDL FAC FING                   2/15/2030      5.250          729,743         710,300
    620,000      INDIANA HLTH FAC FING AUTH REV                  8/15/2009      4.750          613,461         621,748
  1,315,000      INDIANA HLTH FAC FING AUTH REV                  8/15/2018      5.000        1,167,150       1,155,241
    350,000      INDIANA HLTH FAC HOSP REV                       2/15/2018      5.250          359,252         329,277
    280,000      INDIANA ST DEV FIN AUTH POLLUT                   3/1/2030      5.000          280,964         253,820
    500,000      INDIANIA HEALTH EDL FAC FING                   11/15/2035      5.250          475,205         358,915
    250,000      INDUSTRY CA URBAN DEV AGY                        5/1/2021      4.750          254,472         200,323
    300,000      INTERCOMMUNITY HOSP AUTH CA CT                  11/1/2019      5.250          310,984         241,959
    200,000      INTERLOCKEN MET DIST CO                        12/15/2019      5.750          205,197         165,072
  5,905,605      INTERMEDIATE SCH DIST 287 MN                    11/1/2032      5.295        5,647,366       4,712,260
  1,006,688      INTERMEIDIATE SCH DIST 287 MN                    1/1/2028      4.780        1,027,351         814,834

See accompanying notes to financial statements.          38          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    200,000      IOWA FIN AUTH RETIREMENT CMNTY                 11/15/2009      4.250          199,577         195,328
    200,000      IOWA FIN AUTH RETIREMENT CMNTY                 11/15/2011      4.750          198,675         188,062
    175,000      IOWA FIN AUTH SR HSG REV                        11/1/2011      5.000          175,000         165,337
    400,000      IOWA FIN AUTH SR HSG REV                        12/1/2014      5.000          397,344         321,228
    500,000      IOWA FIN AUTH SR LIVING FAC                    11/15/2027      5.500          510,905         290,230
    500,000      JACKSON TN HOSP REV                              4/1/2038      5.625          494,672         418,350
    500,000      JACKSONVILLE FL HLTH FACS REV                   11/1/2022      5.000          495,058         393,290
  1,000,000      JACKSONVILLE FL HLTH FACS REV                   11/1/2027      5.000          956,516         707,840
    500,000      JASPER CNTY IN POLLUTN CTL REV                  11/1/2016      5.600          500,000         483,995
  1,500,000      JEFFERSONCNTY KY MTG REV                       11/15/2013      6.125        1,500,000       1,426,485
    240,000      JEFFERSONPARISH LA FIN AUTH                      6/1/2033      5.000          253,019         222,031
    250,000      JEFFERSONPARISH LA FIN AUTH                     12/1/2048      5.700          263,179         247,113
  1,250,000      JEFFERSONPARISH LA FIN AUTH R                    6/1/2038      5.000        1,314,620       1,093,263
    700,000      JOPLIN MOINDL DEV AUTH                          5/15/2017      5.500          709,318         528,129
    265,000      JUBAN PARK CMNTY DEV DIST LA                    10/1/2014      5.150          265,000         211,009
  2,500,000      KALISPEL TRIBE INDIANS WA                        1/1/2016      6.200        2,431,557       2,147,825
  1,000,000      KATY TX DEV AUTH REV                             6/1/2011      5.800          985,924         969,270
  1,000,000      KENT HOSPFIN AUTH MICH REV                       7/1/2035      6.000        1,064,224         667,560
    750,000      KENTUCKY ECONOMIC DEV FIN AUTH                  10/1/2018      6.000          727,393         688,358
    500,000      KENTUCKY ECONOMIC DEV FIN AUTH                 11/20/2035      5.375          500,000         456,030
    200,000      KENTUCKY ECONOMIC DEV FIN AUTH                  12/1/2033      6.000          198,445         197,190
    250,000      KENTWOOD MI ECONOMIC DEV                       11/15/2014      5.250          248,355         219,728
  2,750,000      KERRVILLETEX HEALTH FACS                        8/15/2035      5.450        2,739,568       1,829,850
    750,000      KING CINTY WA HSG AUTH REV                       5/1/2028      5.200          750,000         677,850
    900,000      KLICKITATCNTY WA PUB HOSP                       12/1/2020      6.000          825,424         695,952
    500,000      KNOX CNTYTN HEALTH EDL + HSG                     4/1/2027      5.250          515,155         342,005
    750,000      KNOX CNTYTN HLTH EDL HOSP FAC                   4/15/2031      6.500          633,831         664,478
    500,000      LA VERNIATX HIGHER ED FIN COR                   2/15/2018      6.000          500,000         416,790
  2,021,000      LAFAYETTELA PUB TR FING AUTH                     1/1/2041      5.350        2,083,871       1,936,866
    395,000      LAKE ASHTON II CMNTY DEV DIST                   11/1/2010      4.875          395,320         362,634
    650,000      LAKELAND FL HOSP SYS REV                       11/15/2032      5.000          661,354         428,838
    250,000      LAKELAND FL RETIREMENT CMNTY                     1/1/2019      5.875          250,000         203,493
    750,000      LAKESIDE 370 LEVEE DIST MO                       4/1/2028      7.000          750,000         579,323
    500,000      LANCASTERCNTY PA HOSP AUTH                       7/1/2022      6.100          498,611         416,115
    400,000      LANCASTERCNTY PA HOSP AUTH                       7/1/2012      5.200          399,735         373,588
    400,000      LANGSTON OK ECONOMIC DEV AUTH                    5/1/2026      5.250          413,818         252,808
    250,000      LEE CNTY FL INDL DEV AUTH                      11/15/2029      5.000          255,649         145,243
    750,000      LEE CNTY FL INDL DEV AUTH REV                   6/15/2027      5.250          754,519         452,415
    350,000      LEE CNTY FL WTR + SWR REV                       10/1/2027      5.000          353,902         316,733
    900,000      LEE CNTY S C SCH FACS INC                       12/1/2031      6.000          866,952         747,702
    250,000      LEHIGH CNTY PA GEN PURP AUTH                    8/15/2042      2.460          250,000          77,500
    200,000      LEWISVILLE TX COMBINATION CONT                   9/1/2028      5.700          129,679         112,612
     45,000      LEWISVILLE TX INDPT SCH DIST                    8/15/2025      5.000           45,648          45,265
    550,000      LOMBARD IL PUB FACS CORP  REV                    1/1/2030      5.500          579,849         318,786
  1,750,000      LOMBARD IL PUB FACS CORP  REV                    1/1/2036      5.250        1,785,563       1,493,940
    500,000      LOMBARD IL PUB FACS CORP  REV                    1/1/2015      6.375          500,000         421,770
    300,000      LOMBARD ILL PUB FACS CORP                        1/1/2025      5.500          318,557         186,648
    250,000      LOMPOC CAHLTHCARE DIST                           8/1/2034      5.000          253,643         220,168
    320,000      LORAIN CNTY OH HOSP REV                          9/1/2016      5.625          324,931         323,805
    330,000      LORAIN CNTY OH HOSP REV                          9/1/2027      5.500          336,388         269,788
    500,000      LOS ANGELES CA CTFS PARTN                        2/1/2018      5.700          435,530         434,705
  1,250,000      LOS ANGELES CA HSG AUTH                          6/1/2029      5.000        1,086,845         902,800
    400,000      LOUDOUN CNTY VA DEV INDL AUTH                    8/1/2028      5.000          400,000         399,340
  1,720,000      LOUISIANAHSG FIN AGY                            12/1/2038      5.700        1,818,575       1,703,333
    235,000      LOUISIANAHSG FIN AGY SINGLE                     10/1/2022      4.800          235,000         212,360
    235,000      LOUISIANAHSG FIN AGY SINGLE                      6/1/2039      5.600          243,299         212,247
    500,000      LOUISIANAHSG FIN AGY SINGLE                      6/1/2040      6.550          530,631         522,680
    385,000      LOUISIANAHSG FIN AGY SINGLE F                    6/1/2038      5.850          414,915         394,105
    400,000      LOUISIANALOC GOVT ENV FACS                      11/1/2032      6.750          400,000         219,516
    475,000      LOUISIANALOC GOVT ENVIR FACS                    6/20/2028      8.000          475,000         357,305
    500,000      LOUISIANAPUB FACS AUTH REV                       7/1/2024      5.250          504,230         413,285
    500,000      LOUISIANAPUB FACS AUTH REV                      2/15/2036      2.140          500,000         270,000
    250,000      LOUISVILLE/JEFFERSON CNTY KY                     5/1/2033      6.000          244,656         196,183
    650,000      LOWER COLO RIV AUTH TX REV                      5/15/2037      5.750          673,774         616,083
     55,000      LUBBOCK TX HLTH FACS DEV CORP                   1/20/2010      5.000           55,000          55,528
    140,000      LUBBOCK TX HLTH FACS DEV CORP                   3/20/2012      5.000          140,000         144,190
    350,000      LUCAS CNTY OH HEALTH CARE FAC                   8/15/2015      6.375          341,886         348,758
    150,000      LYNN HAVEN FL CAP IMPT REV                      12/1/2016      5.000          150,000         150,365
    626,479      LYONS CO REV                                   11/30/2016      4.750          632,827         515,949

See accompanying notes to financial statements.          39          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    250,000      MADEIRA CMNTY DEV DIST FL                       11/1/2014      5.250          249,491         132,200
    460,000      MADISON CNTY FL REV                              7/1/2025      6.000          452,895         334,760
    230,000      MADISON CNTY NY INDL DEV AGY                     2/1/2017      4.500          226,467         191,990
    250,000      MAGNOLIA CREEK CMNTY DEV DIST                    5/1/2014      5.600          250,000         150,460
    500,000      MAIN STR NAT GAS INC GA GAS                     7/15/2017      5.500          483,438          63,900
  1,000,000      MALTA ILLTAX INCREMENT REV                     12/30/2025      5.750        1,000,000         556,780
    500,000      MANCHESTER N H HSG + REDEV (c)                   1/1/2020      5.248          276,707         235,825
    250,000      MANCHESTER NH HSG + REDEV                        1/1/2015      6.750          263,775         247,640
    647,000      MANHATTANIL                                      3/1/2022      5.750          647,000         391,868
    500,000      MANITOWOCWI ELEC REV                            10/1/2034      5.250          514,234         468,485
    500,000      MAPLE GROVE MN HEALTH CARE REV                   9/1/2029      5.000          505,625         354,005
    500,000      MARICOPA CNTY AZ ELEM SCHDIST                    7/1/2020      6.250          514,366         550,055
  1,000,000      MARICOPA CNTY AZ UNI SCH DIST                    7/1/2026      6.250        1,021,420       1,054,920
    100,000      MARION CNTY IN CNVTN + RECTL                     6/1/2027      5.000          101,939          84,545
  2,500,000      MARION CNTY OH HLTH CARE FAC                   11/15/2010      6.375        2,471,373       2,462,750
    750,000      MARKHAM IL                                       2/1/2018      4.750          731,057         616,058
    500,000      MARQUIS CMNTY DEV AUTH VA REV                    9/1/2013      5.100          500,000         440,105
    180,000      MARYLAND ST ECONOMIC DEV CORP                   12/1/2011      4.750          179,028         158,281
    750,000      MARYLAND ST HEALTH + HIGHER                      1/1/2013      4.750          750,000         668,655
    250,000      MARYLAND ST HEALTH + HIGHER                      1/1/2017      5.000          250,000         184,790
    500,000      MARYLAND ST HEALTH + HIGHER ED                   1/1/2027      4.625          460,657         381,000
    500,000      MASHANTUCKET WSTRN PEQUOT                        9/1/2036      5.500          509,334         296,360
    250,000      MASSACHUSETTS ST                                 5/1/2037      2.709          250,000         125,000
    275,000      MASSACHUSETTS ST HEALTH                          7/1/2028      5.000          283,132         231,913
    464,000      MASSACHUSETTS ST HEALTH + EDL                   10/1/2017      6.000          470,766         407,522
    750,000      MASSACHUSETTS ST HEALTH + EDL                    7/1/2016      5.500          763,672         625,793
  1,250,000      MASSACHUSETTS ST HEALTH EDL                     1/15/2012      5.125        1,243,867       1,156,988
  3,000,000      MASSACHUSETTS ST HLTH + ED FAC                   7/1/2013      7.300        3,002,116       3,003,870
    350,000      MASSACHUSETTS ST HLTH EDL FACS                 11/15/2009      5.125          351,307         346,973
  1,000,000      MASSACHUSETTS ST HSG FIN                        12/1/2033      5.350        1,000,000         888,170
    750,000      MASSACHUSETTS ST INDL FIN AGY                   10/1/2023      5.000          769,282         753,390
    100,000      MASSACHUSETTS ST INDL FIN AGY                    9/1/2017      5.450          100,598          97,315
    500,000      MASSACHUSETTS ST TPK AUTH MET                    1/1/2017      5.125          508,850         475,265
    145,000      MASSACHUSETTS ST TPK AUTH MET                    1/1/2027      5.000          147,284         113,650
    225,000      MASSACHUSETTS ST TPK AUTH MET                    1/1/2029      5.250          231,694         177,172
    460,000      MASSACHUSETTSC ST DEV FIN AGY                   10/1/2017      5.000          468,133         384,459
    265,000      MATAGORDACNTY TX NAV DIST 1                      6/1/2026      5.250          271,051         212,024
     80,000      MATAGORDACNTY TX NAV DIST 1                      6/1/2026      5.250           81,087          74,714
  1,000,000      MATTESON IL TAX INCREMENT REV                   12/1/2009      4.250        1,000,000         971,620
  1,750,000      MC ALESTER OKLA PUB WKS AUTH (c)                 2/1/2030      5.480          557,614         452,445
    200,000      MEAD VLG NE TAX INCREMENT REV                    7/1/2012      5.125          200,000         135,024
    500,000      MERRILLVILLE IN MLT SCH BLDG                    7/15/2027      5.250          494,141         472,255
    500,000      MESQUITE TX HEALTH FACS DEV                     2/15/2015      5.000          502,589         414,140
    855,000      MET GOVT NASHVILLE DAVIDSON TN (b)              6/20/2036     10.000          855,000         533,520
  1,835,000      MET GOVT NASHVILLE DAVIDSON TN                 12/20/2040      7.500        1,835,000       1,304,612
  1,070,000      MET GOVT NASHVILLE DAVIDSON TN                 12/20/2020      8.000        1,070,000         876,854
    500,000      METROPOLITAN PIER + EXPO IL                     6/15/2027      6.500          500,835         500,780
    500,000      MIAMI BEACH FL HLTH FACS HOSP                  11/15/2028      5.375          505,714         265,940
    500,000      MIAMI CNTY OH HOSP FACS REV                     5/15/2018      5.250          511,299         404,345
    750,000      MIAMI DADE CNTY FL WTR SWR REV                  10/1/2023      6.000          763,201         777,360
    250,000      MICH TOB STLMT FIN AUTH                          6/1/2022      5.125          241,166         176,143
    300,000      MICHIGAN PUB EDL FACS AUTH                       9/1/2022      5.000          300,000         211,563
    750,000      MICHIGAN PUB EDL FACS AUTH REV                   9/1/2016      6.000          750,000         668,520
    500,000      MICHIGAN PUB EDL FACS AUTH REV                  10/1/2023      6.250          500,000         376,390
    500,000      MICHIGAN PUB EDL FACS AUTH REV                  11/1/2028      6.350          500,000         370,215
  1,000,000      MICHIGAN ST BLDG AUTH REV (c)                  10/15/2023      5.550          446,759         411,690
    220,000      MICHIGAN ST HOSP FIN AUTH REV                  11/15/2009      4.000          218,939         214,269
    175,000      MICHIGAN ST HOSP FIN AUTH REV                    6/1/2028      5.000          178,239         129,973
    500,000      MICHIGAN ST HOSP FIN AUTH REV                   5/15/2028      5.625          489,845         413,605
  1,000,000      MICHIGAN ST HOSP FIN AUTH REV                   12/1/2023      6.125          987,937       1,008,060
    625,000      MICHIGAN ST HSG DEV RENTAL REV                  10/1/2020      5.375          594,783         586,175
    545,000      MICHIGAN ST HSG DEV RENTAL REV                  10/1/2038      5.700          545,000         495,149
  1,000,000      MICHIGAN ST STRATEGIC FD                         9/1/2029      5.450        1,058,524         913,190
    500,000      MIDCITIESMET DIST NO 2 CO                       12/1/2030      5.125          500,666         332,910
  1,000,000      MIDLOTHIAN TEX DEV AUTH                        11/15/2016      5.000          996,739         895,410
    500,000      MILLSBORODE SPL OBLG                             7/1/2036      5.450          500,000         271,395
    585,396      MINNESOTAST HIGHER ED FACS                      10/1/2016      4.493          590,092         596,132
    250,000      MINNESOTAST HSG FIN AGY                          1/1/2020      5.000          238,772         243,403
  1,000,000      MISSISSIPPI DEV BK SPL                          10/1/2013      5.000        1,023,256         963,700

See accompanying notes to financial statements.          40          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    250,000      MISSISSIPPI HOME CORP SINGLE                    12/1/2039      5.050          250,000         207,088
    500,000      MISSISSIPPI HOME CORP SINGLE                     6/1/2039      6.750          533,609         526,240
    500,000      MISSOURI ST DEV FIN BRD FACS                     4/1/2027      6.000          508,355         415,000
    250,000      MISSOURI ST DEV FIN BRD FACS                     4/1/2025      5.125          253,084         222,583
    500,000      MISSOURI ST DEV FIN BRD FACS                     4/1/2028      4.750          484,623         409,145
    500,000      MISSOURI ST HLTH + EDL FAC AUT                   2/1/2027      4.875          505,822         353,235
    980,000      MISSOURI ST HLTH + EDL FAC AUT                   2/1/2022      5.125        1,012,287         799,004
    500,000      MISSOURI ST HSG DEV COMMN                        9/1/2034      5.250          496,512         435,865
    500,000      MODESTO CA IRR DIST CTFS PARTN                   7/1/2022      5.300          471,263         483,395
  1,000,000      MOHAVE CNTY AZ INDL DEV AUTH                     5/1/2015      7.250          990,990         976,410
    290,000      MONROE MCKEEN PLAZA HSG DEV LA                   2/1/2012      6.800          291,125         290,409
  1,550,000      MONTANA ST BRD HSG                              12/1/2039      5.500        1,550,302       1,378,183
    250,000      MONTGOMERY AL EDL BLDG AUTH                     10/1/2032      5.250          260,971         181,410
    250,000      MONTGOMERY AL MED CLNIC BRD                      3/1/2031      5.250          255,972         165,395
  1,500,000      MONTGOMERY CNTY OH HLTH CARE                    9/20/2032      6.550        1,456,019       1,449,960
    500,000      MONTGOMERY CNTY PA INDL DEV RE                  12/1/2017      6.250          498,814         407,175
    650,000      MONTGOMERY CNTY PA INDL DEV RE                   2/1/2014      5.375          646,434         546,501
    375,000      MONTGOMERY CNTY PA INDL DEV RE                   2/1/2028      6.125          369,810         237,518
    247,000      MONTGOMERY IL SPL ASSMT                          3/1/2030      4.700          247,209         152,550
    800,000      MOUNT CARBON MET DIST CO REV                     6/1/2043      7.000          800,000         518,672
    200,000      MOUNT CARBON MET DIST CO REV (b)(e)              6/1/2043      8.000                0               0
    400,000      NASSAU CNTY N Y INDL DEV AGY                     1/1/2018      5.875          396,551         320,996
    140,000      NEW HAMPSHIRE HEALTH + ED                        7/1/2011      5.000          140,552         133,021
    480,000      NEW HAMPSHIRE HEALTH + ED                        7/1/2016      5.000          478,200         407,803
    185,000      NEW HAMPSHIRE HEALTH + ED FACS                   7/1/2014      5.000          185,514         178,494
    570,000      NEW HAMPSHIRE HIGH EDL + HLTH                   10/1/2010      5.700          570,000         571,169
  1,000,000      NEW HAMPSHIRE ST HSG FIN AUTH                    7/1/2038      6.625        1,059,400       1,049,440
    300,000      NEW JERSEY ECONOMIC DEV AUTH                     1/1/2015      5.000          296,933         255,783
    235,000      NEW JERSEY HEALTH CARE FACS                      2/1/2021      5.000          241,572         226,625
    500,000      NEW JERSEY HEALTH CARE FACS                      7/1/2015      5.750          490,685         434,320
    490,000      NEW JERSEY HEALTH CARE FACS FI                 11/15/2033      2.240          490,000         298,900
     35,000      NEW MEXICO MTG FIN AUTH                          1/1/2026      6.950           36,794          35,837
    250,000      NEW MEXICO ST HOSP EQUIP LN                     8/15/2017      5.000          249,124         182,663
    230,000      NEW ORLEANS LA SEW SVC REV                       6/1/2010      5.200          231,569         230,156
    500,000      NEW RIVERCMNTY DEV DIST FLA                      5/1/2013      5.000          498,671         200,000
    190,000      NEW YORK CNTYS TOB TR IV                         6/1/2021      4.250          188,182         166,035
    640,000      NEW YORK NY CITY HSG DEV CORP                   11/1/2024      5.100          544,888         603,437
    990,000      NEW YORK ST DORM AUTH                            7/1/2015      6.050          993,787         990,891
  3,250,000      NEW YORK ST DORM AUTH REVS                       2/1/2034      6.600        3,250,000       3,250,975
  1,000,000      NEW YORK ST DORM AUTH REVS                      8/15/2024      6.450          998,264       1,023,790
    350,000      NEW YORK ST DORM AUTH REVS                       7/1/2019      6.875          370,035         316,288
    750,000      NEW YORK ST DORM AUTH REVS                       7/1/2029      6.250          763,359         788,250
  1,000,000      NEW YORK ST MED CARE FACS                       8/15/2023      6.300        1,000,915       1,001,800
  1,820,000      NEW YORK ST MED CARE FACS FIN                   2/15/2035      6.375        1,801,856       1,820,218
    500,000      NOBLESVILLE IN REDEV AUTH                        2/1/2031      5.125          495,081         460,580
    250,000      NORTH CAROLINA                                   1/1/2032      5.250          248,662         134,245
    500,000      NORTH CAROLINA MED CARE COMMN                   10/1/2034      5.800          541,940         337,475
  1,300,000      NORTH CAROLINA MED CARE HLTH                    10/1/2035      4.750        1,300,000       1,236,859
    500,000      NORTH CAROLINA MED CARE HLTH                    10/1/2020      5.500          512,815         439,625
    500,000      NORTH CAROLINA MUN PWR AGY                       1/1/2020      6.500          501,721         512,135
  1,000,000      NORTH CENT TX HLTH FAC DEV                      5/15/2017      5.000        1,009,844       1,002,530
    750,000      NORTH OAKS MN SR HSG REV                        10/1/2022      5.750          739,485         527,498
    350,000      NORTH RANGE MET DIST NO 1 CO                   12/15/2024      5.000          362,283         214,316
  1,000,000      NORTH TX TWY AUTH REV (c)                        1/1/2028      5.900          331,310         299,460
    250,000      NORTH TX TWY AUTH REV                            1/1/2031      6.125          254,604         223,830
  1,000,000      NORTH TX TWY AUTH REV (c)                        1/1/2042      1.154          684,057         620,010
  2,000,000      NORTH TX TWY AUTH REV                            1/1/2038      5.500        2,000,000       1,990,300
    500,000      NORTHEASTERN PA HOSP + ED AUTH                  8/15/2016      5.150          502,068         470,305
    500,000      NORTHERN CA GAS AUTH NO 1                        7/1/2027      3.321          500,000         158,750
    400,000      NORTHERN MARIANA ISLANDS                        10/1/2022      5.000          403,461         265,216
    220,000      NORTHRN CA PWR AGY PUB PWR REV                   7/1/2032      5.200          224,371         183,366
    250,000      OAKLAND CA UNI SCH DIST                          8/1/2024      5.000          259,410         204,545
    100,000      OAKRIDGE COMMUNITY DEVELOPMENT                   5/1/2018      5.250          101,335         101,442
    750,000      OHIO ST                                          9/1/2028      6.125          750,000         753,840
    500,000      OHIO ST HIGHER ED FAC COMMN                      5/1/2028      5.750          472,139         476,160
    500,000      OHIO ST HSG AGY RESIDENT MTG R                   9/1/2033      5.450          500,000         450,555
    250,000      OKANOGAN CNTY WASH PUB HOSP                     12/1/2023      5.625          263,330         240,403
     35,000      OKLAHOMA DEV FIN AUTH REV                       2/15/2029      6.000           36,669          34,257

See accompanying notes to financial statements.          41          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
  1,000,000      OKLAHOMA HSG FIN AGY SINGLE                      9/1/2038      6.500        1,065,386       1,043,170
    500,000      OKLAHOMA ST INDS AUTH REV                        7/1/2023      5.125          486,257         413,665
    500,000      OLIVER CNTY ND POLLUTN CTL REV                   1/1/2027      5.300          502,259         483,675
  1,000,000      ORANGE CNTY FL HLTH FACS AUTH                   10/1/2021      6.250          982,634         950,200
    275,000      ORANGE CNTY FL HLTH FACS AUTH                    7/1/2009      4.625          275,000         271,904
    610,000      OREGON STHEALTH HSG EDL AUTH                   11/15/2026      8.000          635,555         518,793
     15,000      OREGON STHSG + CMNTY SVCS DEP                    7/1/2022      5.700           15,088          15,129
    500,000      ORLEANS PARISH LA PARSHWDE SCH                   9/1/2020      5.500          500,000         500,135
    520,000      ORLEANS PARISH LA SCH BRD (c)                    2/1/2015      5.586          366,930         374,525
    615,000      PALM BEACH CNTY FL HLTH FACS                    10/1/2011      5.500          616,683         614,570
  1,000,000      PALM BEACH CNTY FL HLTH FACS                   11/15/2022      5.375          906,663         745,790
    675,000      PALM BEACH FL HEALTH FACS                      11/15/2029      5.125          683,813         420,593
    240,000      PANTHER TRACE II FL CMNTY DEV                   11/1/2010      5.000          240,598         222,840
    400,000      PAOLI IN BLDG CORP                              1/15/2032      5.000          405,256         355,784
    630,000      PARKLANDSLEE CMNTY DEV DIST                      5/1/2011      5.125          629,639         383,027
    500,000      PELL CITYAL SPL CARE FACS FIN                   12/1/2027      5.250          427,634         345,335
    250,000      PENNSYLVANIA INTRGVRNMNTL COOP                  6/15/2021      5.000          256,954         250,255
  1,300,000      PENNSYLVANIA ST HIGHER EDL                      3/15/2030      5.750        1,204,480       1,039,792
     75,000      PENNSYLVANIA ST HIGHER EDL FAC                 11/15/2016      5.875           79,325          57,050
     50,000      PENNSYLVANIA ST HIGHER EDL FAC                 11/15/2021      5.875           50,939          35,654
    235,000      PENNSYLVANIA ST HIGHER EDL FAC                 11/15/2021      5.875          253,297         167,574
    500,000      PENNSYLVANIA ST HIGHER EDL FAC                   7/1/2039      3.251          500,000         155,000
    240,000      PHILADELPHIA PA HOSPS + HIGHER                   1/1/2018      5.300          241,483         224,563
    195,000      PHOENIX AZ STR + HWY USER REV                    7/1/2011      6.250          198,154         195,675
    250,000      PIMA CNTYARIZ INDL DEV AUTH E                    7/1/2024      6.100          245,703         185,083
    375,000      PIMA CNTYAZ INDL                                 2/1/2015      6.625          375,000         340,856
    200,000      PIMA CNTYAZ INDL DEV                           12/15/2016      5.250          198,069         170,656
    160,000      PIMA CNTYAZ INDL DEV AUTH                        8/1/2012      6.250          160,000         153,827
    150,000      PIMA CNTYAZ INDL DEV AUTH                        7/1/2023      5.700          154,376         109,908
    420,000      PIMA CNTYAZ INDL DEV AUTH                        6/1/2016      6.000          420,000         368,626
  1,200,000      PIMA CNTYAZ INDL DEV AUTH                       12/1/2017      5.350        1,066,566         968,520
    475,000      PIMA CNTYAZ INDL DEV AUTH                        7/1/2014      4.650          473,851         412,856
    250,000      PIMA CNTYAZ INDL DEV AUTH                        6/1/2022      5.000          254,275         178,280
    230,000      PIMA CNTYAZ INDL DEV AUTH                        7/1/2015      5.125          229,043         198,773
    500,000      PIMA CNTYAZ INDL DEV AUTH                       12/1/2018      6.375          500,000         424,820
    725,000      PIMA CNTYAZ INDL DEV AUTH ED                     2/1/2015      7.250          725,000         671,568
    150,000      PIMA CNTYAZ INDL DEV AUTH ED                     7/1/2012      5.000          149,757         139,490
    500,000      PIMA CNTYAZ INDL DEV AUTH ED                     7/1/2022      5.375          505,658         369,595
    500,000      PINAL CNTY AZ INDL DEV AUTH                     10/1/2020      5.250          524,547         398,230
    402,000      PINGREE GROVE VILLAGE IL                         3/1/2015      5.250          399,248         325,600
    225,000      PITT CNTYNC REV                                 12/1/2010      5.375          230,658         236,360
  1,000,000      PITTSBURGCA REDEV TAX ALLOC                      9/1/2028      6.500          976,051         950,480
    250,000      PLAINFIELD IN CMNTY HIGH SCH                    7/15/2023      5.000          247,192         242,213
    500,000      PLEASANT VALLEY CA SCH DIST                      2/1/2022      5.850          498,018         515,205
    750,000      PLEASANTSCNTY WV POLL CTL                        5/1/2015      6.150          786,062         750,255
    750,000      PORT CORPUS CHRISTI AUTH TX NE                  12/1/2022      5.650          750,000         523,688
  1,750,000      PORT EVERGLADES AUTH FL IMPT                     9/1/2016      5.000        1,757,376       1,746,903
    600,000      PORTLAND ME HSG DEV CORP                         8/1/2015      4.875          600,000         500,946
    250,000      PORTLAND ME HSG DEV CORP                         8/1/2021      5.700          250,000         189,285
    710,000      POTTER CNTY PA HOSP AUTH REV                     8/1/2016      5.950          714,745         682,963
    500,000      POTTER CNTY PA HOSP AUTH REV                     8/1/2024      6.050          518,978         451,125
    105,000      PRIVATE COLLEGES + UNIVS AUTH                   10/1/2029      5.375          105,202          73,754
    250,000      PROVIDENCE R I HSG AUTH HSG                      9/1/2026      5.000          255,877         238,960
    500,000      PROVIDENCE RI HSG AUTH HSG REV                   9/1/2027      5.000          509,365         473,810
    250,000      PROVO UT CHARTER SCH REV                        6/15/2037      5.500          250,000         149,128
    450,000      PUERTO RICO COMWLTH HWY                          7/1/2045      3.131          450,000         162,000
    500,000      PUERTO RICO ELEC                                 7/1/2025      3.281          500,000         235,000
    500,000      PUERTO RICO SALES TAX FING                       8/1/2057      3.069          500,000         252,500
    750,000      QUAIL CREEK CMNTY FACS DIST                     7/15/2016      5.150          750,000         601,095
    750,000      QUINAULT INDIAN NATION WA                       12/1/2015      5.800          747,621         526,905
    400,000      RENO NV HOSP REV                                 6/1/2032      5.250          413,996         286,832
    500,000      RENO NV HOSP REV                                 6/1/2020      5.500          509,172         451,285
    750,000      RENO SPARKS INDIAN COLONY NV                     6/1/2021      5.000          767,050         658,890
    500,000      RHODE ISLAND HSG + MTG FIN CRP                  10/1/2038      5.625          500,000         454,215
    250,000      RHODE ISLAND ST HLTH + ED BLDG                  5/15/2026      5.250          255,734         221,653
    500,000      RICHARDSON TX HOSP AUTH REV                     12/1/2028      5.625          515,640         344,410
    500,000      RIVERSIDEMO INDL DEV AUTH                        5/1/2020      5.000          502,899         461,400
    550,000      RIVERSIDEMO INDL DEV AUTH                        5/1/2027      4.500          519,881         446,050

See accompanying notes to financial statements.          42          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    250,000      RIVERWOOD ESTATES CMNTY DEV (b)                  5/1/2013      5.000          250,000         110,000
  1,250,000      ROCKPORT IN POLLUTION CTL REV                    6/1/2025      4.625        1,226,425         995,613
    500,000      ROSS CNTYOH HOSP REV                            12/1/2028      5.750          502,950         421,795
  1,000,000      SACRAMENTO CA CITY FING AUTH (c)                12/1/2021      5.200          515,916         394,610
    500,000      SACRAMENTO CNTY CA CTFS PARTN                   10/1/2027      4.750          500,402         383,690
    250,000      SACRAMENTO CNTY CA SANTN DIST                   12/1/2035      2.006          250,000         100,000
    350,000      SACRAMENTO CNTY CA WTR FINGAU                    6/1/2039      2.453          350,000         161,000
  1,500,000      SADDLEBACK VY UNI SCH DIST CA                    9/1/2017      5.650        1,500,000       1,504,155
    250,000      SAGINAW MI HOSP FIN AUTH REV                     7/1/2030      6.500          266,502         224,858
  1,750,000      SAN BERNARDINO CNTY CA CTFS                      8/1/2028      5.000        1,797,812       1,345,208
    200,000      SAN DIEGOCA PUB FACS FING                       5/15/2025      5.000          202,163         189,698
    145,000      SAN DIEGOCA PUB FACS FING                       5/15/2025      5.000          145,401         134,570
  3,500,000      SAN DIEGOCA PUB FACS FING                       5/15/2027      5.250        3,525,565       3,272,710
    250,000      SAN JOAQUIN HILLS CA TRNS TOLL                  1/15/2030      5.250          253,863         155,198
    250,000      SANTA CLARA CA REDEV TAX ALLOC                   6/1/2015      5.000          252,018         249,393
    500,000      SARASOTA CNTY FL HEALTH FACS                     1/1/2027      5.500          508,504         299,505
    250,000      SARASOTA NATL CMNTY DEV DIS FL                   5/1/2039      5.300          248,168         125,508
  1,000,000      SCAGO EDL                                       12/1/2021      5.000        1,046,499         816,560
  1,000,000      SCAGO EDLFACS CORP                              12/1/2026      5.000        1,046,499         951,090
    500,000      SCOTTSDALE AZ INDL DEV HOSP                      9/1/2030      5.250          483,015         377,990
    200,000      SEMINOLE TRIBE FL SPL OBLIG                     10/1/2022      5.750          206,939         130,686
    500,000      SEMINOLE TRIBE FL SPL OBLIG RE                  10/1/2024      5.500          506,225         297,600
    250,000      SENECA NATION INDIANS CAP                       12/1/2023      5.000          248,688         141,890
    625,000      SHELBY CNTY TN HLTH EDL + HSG (b)                1/1/2029      5.550          556,863          93,744
    150,000      SHELBY CNTY TN HLTH EDL + HSG (b)                1/1/2019      5.350          134,966          22,619
    500,000      SHELBY CNTY TN HLTH EDL + HSG                    9/1/2011      4.900          500,000         474,335
    750,000      SHELBY CNTY TN HLTH EDL + HSG                    9/1/2016      5.250          745,309         600,450
    500,000      SHELBY CNTY TN HLTH EDL + HSG                    9/1/2026      5.625          496,382         327,985
  1,000,000      SKOWHEGANME POLLUTN                             11/1/2013      5.900        1,000,000       1,003,250
    550,000      SNOHOMISHCNTY                                    4/1/2026      6.400          550,000         550,110
    500,000      SOUTH CAROLINA EDL FACS AUTH                     3/1/2020      5.000          478,918         375,475
    500,000      SOUTH CAROLINA JOBS ECON DEV                     4/1/2024      5.000          512,552         349,745
    750,000      SOUTH CAROLINA JOBS ECONOMIC                     5/1/2011      5.000          750,000         717,915
    500,000      SOUTH CAROLINA JOBS ECONOMIC                   11/15/2027      6.000          504,242         329,950
    750,000      SOUTH CAROLINA JOBS ECONOMIC                   11/15/2042      5.150          750,000         665,423
    695,000      SOUTH CAROLINA JOBS ECONOMIC                    11/1/2010      4.650          695,000         667,395
    250,000      SOUTH CAROLINA ST HSG FIN +DEV                   7/1/2032      5.500          250,000         228,208
  1,000,000      SOUTH COAST CONSERVANCY DIST                     1/1/2028      5.250          993,982       1,012,700
    250,000      SOUTH DAKOTA ST HEALTH + EDL                    11/1/2034      5.250          259,558         217,705
    250,000      SOUTH DAKOTA ST HLTH EDL FACS                    7/1/2035      5.500          252,757         171,388
    400,000      SOUTH INDIAN RIV WTR CTL                         8/1/2031      4.125          371,028         348,196
    170,000      SOUTH LAKE CNTY HOSP DIST FL                    10/1/2022      6.000          173,807         142,739
    640,000      SOUTH LAKE CNTY HOSP FL                         10/1/2013      5.500          640,013         659,053
    300,000      SOUTHERN MN MUN PWR AGY SUPPLY                   1/1/2013      4.086          300,000         285,639
    250,000      SOUTHWESTERN IL DEV AUTH REV                    8/15/2015      5.375          257,477         222,080
  1,500,000      SOUTHWESTERN IL DEV AUTH REV                    8/15/2029      5.625        1,539,909       1,025,205
    250,000      SOUTHWESTERN IL DEV AUTH REV                    11/1/2026      5.625          248,241         173,403
    750,000      SOUTHWESTERN IL DEV AUTH REV                    10/1/2022      7.000          750,000         562,148
    500,000      SPARKS NVREDEV AGY TAX                           6/1/2020      6.400          492,014         381,355
    500,000      SPARKS NVTOURISM IMPT DIST                      6/15/2020      6.500          482,404         384,875
    317,000      ST BERNARD PARISH LA HOME MTG                    3/1/2039      5.800          310,674         310,210
  1,025,000      ST JOHN BAPTIST PARISH LA REV                    6/1/2037      5.125        1,025,000         609,844
    240,000      ST JOHNS CNTY FL INDL DEV                       10/1/2017      5.000          240,000         177,622
    500,000      ST JOHNS CNTY FL INDL DEV AUTH                   8/1/2034      5.625          481,919         329,145
    500,000      ST JOSEPHCNTY IN ECONOMIC DE                    5/15/2038      6.000          365,672         292,120
    400,000      ST JOSEPHCNTY IND ECONOMIC                      5/15/2014      5.750          408,291         352,032
  1,000,000      ST JOSEPHMO INDL DEV AUTH TAX                   11/1/2019      5.100          987,668         775,360
    500,000      ST JOSEPHMO INDL DEV AUTH TAX                   11/1/2023      5.375          496,176         361,385
    500,000      ST JOSHEPCNTY IN HOSP AUTH                      2/15/2028      5.250          510,451         342,515
    800,000      ST LOUIS CNTY MO HSG AUTH (b)                   11/1/2014      8.500          800,000         469,376
    250,000      ST LOUIS CNTY MO INDL DEV                        9/1/2021      5.375          254,923         199,585
    250,000      ST LOUIS CNTY MO INDL DEV AUTH                 11/15/2022      5.000          253,562         145,190
  1,000,000      ST LOUIS CNTY MO INDL DEV AUTH                  12/1/2027      5.370        1,000,000         968,400
    450,000      ST LOUIS MO INDL DEV AUTH TAX                    5/1/2026      5.125          447,379         274,199
    525,000      ST PAUL MN HSG + REDEV HOSP                    11/15/2014      5.250          535,585         426,851
    242,033      ST TAMMANY PARISH LA FIN AUTH                   12/1/2039      5.250          247,735         221,424
    175,000      STERLING HILL CMNTY DEV DIST                    11/1/2010      5.500          174,700         168,011
    300,000      STERLING HILL CMNTY DEV DIST                     5/1/2011      5.100          300,000         180,258

See accompanying notes to financial statements.          43          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    500,000      STONEYBROOK SOUTH CMNTY DEV FL                  11/1/2015      5.450          498,402         312,525
    500,000      SULLIVAN CNTY TN HEALTH EDL                      9/1/2036      5.250          516,465         290,140
    395,000      SUMMIT ACADEMY NORTH MI PUB                     11/1/2011      4.750          395,093         373,781
  1,250,000      SYMRNA TENN HSG INC                            10/20/2035      6.450        1,256,016       1,271,475
    500,000      TANGIPAH0A PARISH LA HOSP SVC                    2/1/2015      5.375          520,056         458,045
    500,000      TARRANT CNTY TEX CULTURAL ED                   11/15/2016      5.250          484,314         389,125
    750,000      TARRANT CNTY TX CLUTURAL ED                    11/15/2036      6.000          772,795         430,440
  1,000,000      TARRANT CNTY TX CULTURAL ED                    11/15/2026      6.000        1,036,610         645,590
    250,000      TARRANT CNTY TX CULTURAL ED                     2/15/2013      5.000          249,720         226,478
    500,000      TENNESSEEHSG DEV AGY                             7/1/2034      5.100          500,000         426,590
    500,000      TENNESSEEHSG DEV AGY                             7/1/2031      4.500          500,000         496,365
  1,000,000      TENNESSEEHSG DEV AGY                             7/1/2038      5.450        1,000,000         885,510
    240,000      TENNESSEEHSG DEV AGY MTG FIN                     7/1/2023      5.200          242,495         226,459
    795,000      TERREBONNE PARISH LA                             3/1/2024      5.875          802,486         838,502
    250,000      TEXAS MUNGAS ACQUISITION                       12/15/2026      2.787          250,000         147,500
    185,000      TEXAS MUNGAS ACQUISITION CORP                  12/15/2026      6.250          177,298         148,736
  1,000,000      TEXAS ST PUB FIN AUTH                           8/15/2030      5.000          870,933         535,730
    500,000      TEXAS ST PUB FIN AUTH CHARTER                    9/1/2018      5.500          500,000         401,480
    800,000      TEXAS STUDENT HSG AUTH REV (b)                   1/1/2014     11.000          800,000               8
  1,305,000      TISONS LANDING CMNTY DEV DIST (b)               11/1/2011      5.000        1,304,122         456,750
    300,000      TOBACCO SETTLEMENT FING CO NJ                    6/1/2015      5.000          308,760         269,031
     95,000      TOBACCO SETTLEMENT FING CORP                     6/1/2011      5.000           95,000          95,028
    425,000      TODD CREEK FARMS MET DIST NO 1                  12/1/2009      4.750          424,059         411,107
    250,000      TOLEDO LUCAS CNTY OH PORT AUTH                  12/1/2035      5.375          257,815         171,353
    750,000      TOLOMATO CMNTY DEV DIST FL                       5/1/2017      6.375          750,000         574,748
  2,000,000      TRAVIS CNTY TX HEALTH FACS DEV                 11/15/2035      4.750        2,000,000       1,899,920
    840,000      TRAVIS CNTY TX HSG FIN CORP (b)                  6/1/2035      9.250          840,000         323,266
    520,000      TYLER TX HEALTH FACS DEV CORP                    7/1/2009      6.600          520,000         525,876
    350,000      TYLER TX HEALTH FACS DEV CORP                   11/1/2037      5.375          347,589         214,963
    500,000      ULSTER CNTY N Y INDL                            9/15/2013      5.100          496,887         434,995
    500,000      ULSTER CNTY N Y INDL                            9/15/2016      5.250          493,751         389,565
    135,000      UNIVERSITY AZ MED CTR HOSP REV                   7/1/2013      5.000          135,556         132,053
    240,000      UNIVERSITY CITY MO INDL DEV AU                 12/20/2030      6.000          250,917         235,970
    671,000      UTAH ASSOCIATED MUNI POWER SYS                   5/1/2022      4.750          671,000         481,208
    500,000      UTAH HSG CORP SINGLE FAMILY                      1/1/2040      5.550          500,000         447,315
    600,000      UTAH ST CHARTER SCH FIN AUTH                    7/15/2018      6.375          600,000         505,290
    575,000      VALLEY ALSPL CARE FACS FING                     11/1/2011      5.450          583,136         549,602
  1,115,000      VERANO CTR CMNTY DEV DIST FL                    11/1/2012      5.000        1,115,000         618,758
  1,000,000      VERMONT EDL + HLTH BLDGS AGY                    12/1/2027      6.125        1,021,317         832,670
    260,000      VERRADO CMNTY FACS DIST NO 1                    7/15/2013      6.000          260,000         251,836
    300,000      VIGO CNTYIN HOSP AUTH REV                        9/1/2027      5.500          296,872         190,299
    500,000      VIRGINIA ST HSG DEV AUTH                         7/1/2031      5.350          504,615         465,400
  2,000,000      VIRGINIA ST HSG DEV AUTH                         7/1/2036      5.375        2,092,972       1,825,160
    750,000      VIRGINIA ST HSG DEV AUTH                         7/1/2025      6.000          750,000         759,203
    250,000      WALKER FIELD CO PUB ARPT AUTH                   12/1/2027      4.750          227,807         160,570
    350,000      WASHINGTON CNTY IA HOSP REV                      7/1/2017      5.250          349,752         283,231
    145,000      WASHINGTON CNTY PA AUTH REV                     12/1/2029      6.150          153,652         115,487
    485,000      WASHINGTON ST HEALTH CARE FACS                  2/15/2027      5.000          396,484         369,619
    500,000      WASHINGTON ST HEALTH CARE FACS                   8/1/2028      6.250          518,194         506,255
  1,000,000      WASHINGTON ST HSG FIN COMM                      12/1/2033      5.450        1,000,000         900,720
  1,150,000      WASHINGTON ST HSG FIN COMMN                      1/1/2017      5.250        1,146,208         900,542
    650,000      WASHINGTON ST HSG FIN COMMN                      1/1/2013      5.100          650,000         585,371
    485,000      WATERS EDGE CMNTY DEV DIST                      11/1/2012      5.000          485,147         316,002
    500,000      WATERSET NORTH CMNTY DEV DIST                   11/1/2015      6.550          498,613         302,325
    750,000      WEATHERFORD HOSP AUTH OK REV                     5/1/2016      6.000          765,819         613,298
    125,000      WELD CNTYCO CTFS PARTN                         12/15/2019      5.125          127,544         102,754
    500,000      WEST VIRGINIA ST HOSP FIN AUTH                   6/1/2028      5.375          487,896         394,575
    965,000      WEST VIRGINIA ST HSG DEV FD                     11/1/2032      5.350          943,355         958,621
    245,000      WEST VLGSIMPT DIST FLA REV                       5/1/2037      5.500          245,000         131,531
    845,000      WESTERN GENERATION AGY OR                        1/1/2021      5.000          853,383         565,947
    200,000      WESTPARK CMNTY FACS DIST AZ                     7/15/2016      4.900          200,000         156,364
    500,000      WHITEHOUSE TX INDPT SCH DIST (c)                2/15/2025      4.650          238,349         196,240
    500,000      WI ST HEALTH EDL FACS                            6/1/2028      5.700          519,615         369,900
    255,000      WILL CNTYIL SPL ED JT                            1/1/2021      5.500          265,078         241,801
    750,000      WINNEBAGO+ STEPHENSONCNTYS (c)                   1/1/2019      5.250          446,484         425,468
    460,000      WISCONSINHEALTH + EDL FACS                      8/15/2016      4.600          458,812         414,575
  1,000,000      WISCONSINHEALTH + EDL FACS                      12/1/2034      4.750        1,000,000         979,190
    250,000      WISCONSINST HEALTH + EDL                       11/15/2032      6.000          268,600         218,955
    500,000      WISCONSINST HEALTH + EDL                        8/15/2024      6.500          343,598         341,180

See accompanying notes to financial statements.          44          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

                                                                                                                          Percent
                                                                 Maturity     Coupon                         Fair            of
 Par/Shares                      Security                          date        rate          Cost          Value (a)     net assets
-----------    ---------------------------------------------    ----------   --------   --------------   -------------   ----------
    450,000      WISCONSINST HEALTH + EDL FACS                    7/1/2017      6.000          462,042         452,016
    350,000      WISCONSINST HEALTH + EDL FACS                    7/1/2021      6.000          359,361         334,173
    250,000      WISCONSINST HEALTH + EDL FACS                   10/1/2013      4.500          248,938         231,508
    500,000      WISCONSINST HEALTH + EDL FACS                   2/15/2032      5.250          488,188         363,725
    500,000      WISCONSINST HEALTH + EDL FACS                   1/15/2025      5.650          510,373         484,370
    215,000      WISCONSINST HEALTH + EDL FACS                  11/15/2023      6.000          229,153         204,143
  1,000,000      WISCONSINST HEALTH + EDL FACS                   5/15/2029      5.125          851,461         648,720
    500,000      WISCONSINST HEALTH + EDL FACS                    7/1/2026      5.000          505,329         364,325
    500,000      WISCONSINST HEALTH + EDL FACS                   8/15/2034      6.750          507,449         317,855
    225,000      WISCONSINST HEALTH + EDL FACS                    3/1/2015      4.650          225,000         192,938
    400,000      WISCONSINST HEALTH + EDL FACS                    9/1/2015      5.000          400,000         329,004
    305,000      WISCONSINST HEALTH + EDL FACS                   2/15/2034      5.375          307,499         207,970
    400,000      WISCONSINST HEALTH EDL FACS                     8/15/2023      5.600          401,482         337,776
    500,000      WISCONSINST HLTH + EDL FACS                     8/15/2026      5.875          475,385         433,495
  1,880,000      WISCONSINST HLTH + EDL FACS                     8/15/2013      6.125        1,881,819       1,881,109
  1,000,000      WISCONSINST HLTH + EDL FACS                     8/15/2022      5.750          895,351         718,740
  1,000,000      WISCONSINST HLTH + EDL FACS                     8/15/2023      5.500        1,001,503         858,660
    940,000      WOODHILL PUB FAC CORP TEX                       12/1/2015      7.250          929,900         872,922
    250,000      WYOMING MUN PWR AGY PWR                          1/1/2028      5.500          255,319         227,895
    250,000      YORK CNTYPA INDL DEV AUTH REV                   10/1/2019      6.450          250,000         250,673
    250,000      YUBA CTY CL REDEV AGY TAX ALLO                   9/1/2027      5.125          254,799         164,718
    355,000      ZEPHYR RIDGE CMNTY DEV DIST FL                   5/1/2013      5.250          355,603         196,947
                                                                                        --------------   -------------
                                                                                           411,365,083     343,700,984        92.68%
               Cash equivalents:
  2,325,738      SSGA TAX-EXEMPT MONEY MARKET FUND, current rate 1.18%                  $    2,325,738       2,325,738         0.63%
                                                                                        --------------   -------------   ----------
                 Grand total  (d)                                                       $  444,539,532     368,520,387        99.37%
                                                                                        ==============   =============   ==========

 Notes to schedule of investments:

      (a)   Securities are valued in accordance with procedures described in note 2 to the financial statements.

      (b) Currently non-income producing assets. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

      (c) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

      (d) At December 31, 2008, the cost for Federal income tax purposes was $444,539,532. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

               Gross unrealized appreciation                    $      801,795
               Gross unrealized depreciation                       (76,820,940)
                                                                --------------
                  Net unrealized depreciation                   $  (76,019,145)
                                                                ==============

      (e) This security is deemed worthless by the management of the Fund as of December 31, 2008

Distribution of investments representing geographic diversification, as a percentage of total investments at value, is as follows:

               Geographical Diversification                            Percent
            ------------------------------------------------------------------
                Texas                                                     9.03%
                Illinois                                                  6.97
                Florida                                                   6.66
                California                                                6.37
                Indiana                                                   3.63
                Louisiana                                                 3.44
                Missouri                                                  2.90
                South Carolina                                            2.60
                Michigan                                                  2.53
                Colorado                                                  2.48
                Pennsylvania                                              2.46
                Other                                                    50.93
                                                                      --------
                                                                        100.00%
                                                                      ========

See accompanying notes to financial statements.          45          (Continued)

                           CLEARWATER INVESTMENT TRUST
            Schedule of Investments - Clearwater Tax-Exempt Bond Fund
                                December 31, 2008

            Clearwater Tax-Exempt Bond Fund Portfolio Diversification
                         (as a percentage of net assets)

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Public Housing Bonds                                                          2%
Insured bonds                                                                12%
General Obligation Bonds                                                      2%
Multi-Family Housing Bonds                                                   18%
Education Bonds                                                              10%
Insured General Obligation Bonds                                              1%
Hospital Bonds                                                               21%
Public Utility Bonds                                                          3%
Industrial Revenue Bonds                                                      3%
Cash                                                                          1%
Other                                                                        27%

See accompanying notes to financial statements.

                           CLEARWATER INVESTMENT TRUST
                           ---------------------------

                                   FORM N-CSR

Item 2 Code of Ethics (annual report only)
------------------------------------------

      a) As of the end of the period covered by this report, the Trustees of the Clearwater Investment Trust have adopted a code of ethics that applies to the Trust's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the trust or a third party.

      b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

                  1. Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

                  2. Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

                  3. Compliance with applicable governmental laws, rules, and regulations;

                  4. The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code' and

                  5.    Accountability for adherence to the code.

      c) During the period covered by this report no amendment has been made to the Trust's code of ethics referred to in (a) above.

      d) During the period covered by this report, the Trustees have granted no waivers, including implicit waivers, from any provisions of the Trust's code of ethics referred to in (a) above.

      e)    Not applicable.

      f)    See Item 12(a).

Item 3 Audit Committee Financial Expert (annual report only)
------------------------------------------------------------

      The Board of Trustees of the Clearwater Investment Trust consists of five members, four of whom are Independent Trustees as defined by the Investment Company Act of 1940. The Board of Trustees does not include an "audit committee financial expert" as defined by Section 407 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder. Given the restrictive nature of the definition of an "audit committee financial expert", the Trustees have determined that the Trust's investor constituency is highly unlikely to include anyone meeting that definition. Furthermore, the Trustees have determined that given the nature of investment company financial statements in general and the investment policies of the Trust's fund offerings in particular that the independent trustees possess the necessary skills and experience to perform the functions of the audit committee.

Item 4 Principal Accountant Fees and Services (annual report only) (accrual
---------------------------------------------------------------------------
basis)
------

      a)    Audit Fees           2008 = $79,000   2007 = $75,650
      b)    Audit-Related Fees   2008 = None      2007 = None
      c)    Tax Fees             2008 = None      2007 = None
      d)    All Other Fees       2008 = None      2007 = None
      e)

            1. The Independent Trustees have not adopted pre-approval policies and procedures regarding the provision of audit or non-audit services to the trust, as described in paragraph
                  (c)(7) of Rule 2-01 of Regulation S-X, as they require that all such proposed services be approved by them in advance.

            2. No services were pre-approved by the Independent Trustees pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      f)    Not applicable.

      g)    Non-Audit Related Fees Provided to the Trust or to the Trust's
            Investment Adviser   2008 = $4,500    2007 = $4,325

      h) The Trust's Principal Accountant provides the examination required by Rule 206(4)-2(a)(3)(ii) regarding the custody and safekeeping of client funds and securities. These fees were pre-approved by the Trust's audit committee.

Item 5 Audit Committee of Listed Registrants (annual report only)
-----------------------------------------------------------------

            Not applicable.

Item 6 Schedule of Investments (annual and semi-annual report)
--------------------------------------------------------------

            See Item 1.

Item 7 Disclosure of Proxy Voting Policies and Procedures for Closed-End
------------------------------------------------------------------------
Management Investment Companies
-------------------------------

            Not applicable (the Trust is an open-end Management Investment Company)

Item 8 Portfolio Managers of Closed-End Management Investment Companies
-----------------------------------------------------------------------

            Not applicable (the Trust is an open-end Management Investment Company)

Item 9 Purchases of Equity Securities by Closed-End Management Investment
-------------------------------------------------------------------------
Company and Affiliated Purchasers.
----------------------------------

            Not applicable (the Trust is an open-end Management Investment Company)

Item 10 Submission of Matters to a Vote of Security Holders
-----------------------------------------------------------

            There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 11 Controls and Procedures
-------------------------------

      a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

      b) There have been no significant changes in the Trust's internal controls over financial reporting since the filing of the last report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12 Exhibits
----------------

      a) The Clearwater Investment Trust Code of Ethics for the President, Treasurer and Principal Accounting Officer is attached.

      b) The certifications for each principal executive and principal financial officer of the Trust as required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached.

      c) No written solicitations to purchase securities were sent or delivered during the period covered by this report by or on behalf of the Trust.

                                   Signatures
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   Clearwater Investment Trust
              ---------------------------

              /s/George H. Weyerhaeuser, Jr.
              ------------------------------

              George H. Weyerhaeuser, Jr.
              Chairman

Date:         March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1040, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

              /s/George H. Weyerhaeuser, Jr.
              ------------------------------

              George H. Weyerhaeuser, Jr.
              Chairman

Date:         March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1040, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

              /s/George H. Weyerhaeuser, Jr.
              ------------------------------

              George H. Weyerhaeuser, Jr.
              Treasurer

Date:         March 6, 2009